                                                                   Exhibit 10.20













     Lease between Scient and Pembroke Real Estate, Inc. dated May 1, 1999

                               TABLE OF CONTENTS
                               -----------------

                                                                Page
                                                                ----
DEFINITIONS AND BASIC PROVISIONS..............................    1

LEASE GRANT...................................................    1

TERM..........................................................    1
  Term........................................................    1
  ----

RENT..........................................................    1
   (a)    Payment.............................................    1
          -------
   (b)    Consumer Price Index Increases to Basic Rental......    1
          ----------------------------------------------
   (c)    Electrical Costs....................................    1
          ----------------
   (d)    Annual Cost Statement...............................    1
          ---------------------
   (e)    Adjustments to Electrical Costs.....................    1
          -------------------------------

DELINQUENT PAYMENT; HANDLING CHARGES..........................    2

SECURITY DEPOSIT..............................................    2

LANDLORD'S OBLIGATIONS........................................    2
   (a)    Services............................................    2
          --------
   (b)    Excess Utility Use..................................    3
          ------------------
   (c)    Discontinuance......................................    3
          --------------
   (d)    Restoration of Services.............................    4
          -----------------------
   (e)    Abatement...........................................    4
          ---------
   (f)    Restoration Costs...................................    4
          -----------------

IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE...............    5
   (a)    Improvements; Alterations...........................    5
          -------------------------
   (b)    Repairs; Maintenance................................    6
          --------------------
   (c)    Performance of Work.................................    6
          -------------------
   (d)    Mechanic's Liens....................................    6
          ----------------

USE...........................................................    6

ASSIGNMENT AND SUBLETTING.....................................    7
   (a)    Transfers; Consent..................................    7
          ------------------
   (b)    Cancellation........................................    8
          ------------
   (c)    Additional Compensation.............................    8
          -----------------------
   (d)    Transfer Restrictions...............................    8
          ---------------------
   (e)    Bankruptcy Provisions...............................    9
          ---------------------
   (f)    Withholding of Consent..............................   10
          ----------------------
   (g)    Transfer Without Landlord Consent...................   11
          ---------------------------------
   (h)    Miscellaneous.......................................   12
          -------------

INSURANCE; WAIVERS; SUBROGATION; INDEMNITY....................   12
   (a)    Insurance...........................................   12
          ---------
   (b)    Waiver of Negligence Claims No Subrogation..........   13
          ------------------------------------------
   (c)    Indemnity...........................................   14
          ---------
   (d)    Miscellaneous.......................................   14
          -------------
   (e)    Landlord Indemnity..................................   14
          ------------------

SUBORDINATION ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE......   15
   (a)    Subordination.......................................   15
          -------------
   (b)    Attornment..........................................   15
          ----------
   (c)    Notice to Landlord's Mortgagee.......................  15
          ------------------------------
   (d)    Non-Disturbance Agreement from Current Landlord's
          -------------------------------------------------
          Mortgagee...........................................   15
          ---------

RULES AND REGULATIONS.........................................   16

CONDEMNATION..................................................   16
   (a)    Taking - Landlord's and Tenant's Rights.............   16
          ---------------------------------------
   (b)    Taking - Landlord's Rights..........................   16
          --------------------------

   (c)    Award...............................................   16
          -----

FIRE OR OTHER CASUALTY........................................   10
   (a)    Repair Estimate.....................................   16
          ---------------
   (b)    Landlord's and Tenant's Rights......................   16
          -------------------------------
   (c)    Landlord's Rights...................................   17
          -----------------
   (d)    Repair Obligation...................................   17
          -----------------

TAXES.........................................................   17

EVENTS OF DEFAULT.............................................   18

REMEDIES......................................................   18

PAYMENT BY TENANT; NON-WAIVER.................................   19
   (a)    Payment by Tenant...................................   19
          -----------------
   (b)    No Waiver...........................................   19
          ---------

LANDLORD'S LIEN...............................................   19

SURRENDER OF PREMISES.........................................   19

HOLDING OVER..................................................   20

CERTAIN RIGHTS RESERVED BY LANDLORD...........................   20

SUBSTITUTION SPACE............................................   21

MISCELLANEOUS.................................................   22
   (a)    Landlord Transfer...................................   22
          -----------------
   (b)    Landlord's Liability................................   22
          --------------------
   (c)    Force Majeure.......................................   22
          -------------
   (d)    Brokerage...........................................   22
          ---------
   (e)    Estoppel Certificates...............................   23
          ---------------------
   (f)    Notices.............................................   23
          -------
   (g)    Separability; Gender and Number.....................   23
          -------------------------------
   (h)    Amendments; and Binding Effect......................   23
          -------------------------------
   (i)    Quiet Enjoyment.....................................   23
          ---------------
   (j)    Joint and Several Liability.........................   23
          ---------------------------
   (k)    Captions............................................   24
          --------
   (1)    No Merger...........................................   24
          ---------
   (m)    Landlord Consent....................................   24
          ----------------
   (n)    No Offer............................................   24
          --------
   (o)    Exhibits............................................   24
          --------
   (p)    Entire Agreement....................................   24
          ----------------
   (q)    Governing Law.......................................   25
          -------------
   (r)    Financial Reports...................................   25
          -----------------
   (s)    Abandonment.........................................   25
          -----------
   (t)    Signs...............................................   26
          -----

SPECIAL PROVISIONS............................................   26

                                     LEASE



     THIS LEASE AGREEMENT (this "Lease") is entered into as of May 1, 1999,
                                 -----
between PEMBROKE REAL ESTATE, INC. ("Landlord"), and SCIENT CORPORATION, a
                                     --------
California corporation ("Tenant").
                         ------

DEFINITIONS AND          1.   The definitions and basic provisions set forth in
BASIC PROVISIONS    the foregoing Basic Lease Information (the "Basic Lease
                                                                -----------
                    Information") executed by Landlord and Tenant
                    -----------
                    contemporaneously herewith are incorporated herein by reference for all purposes.

LEASE GRANT              2.   Subject to the terms of this Lease, Landlord
                    leases to Tenant, and Tenant leases from Landlord, the Premises.

TERM                     3.   Term. Possession of the Initial Premises during
                              ----
                    the Term shall be as follows:

                           RSF       Floor  Monthly Rental Rate       Term
                      ----------------------------------------------------------
                      5,000-10,000*   3rd          Free           5/1/99-6/30/99
                         11,422       3rd          Free          7/1/99-12/31/99
                         11,423       3rd       $23.50 + E       7/1/99-12/31/99
                         22,845       3rd       $23.50 + E       1/1/00-12/31/04

     *Location on the 3rd floor of the Building and actual rentable square feet to be determined at a later date.



RENT                     4.   (a)  Payment. Tenant shall timely pay to Landlord
                                   -------
                    the Basic Rental and all additional sums to be paid by Tenant to Landlord under this Lease, including the amounts set forth in Exhibit C, without deduction or set off, at
                                 ---------
                    Landlord's Address (or such other address as Landlord may from time to time designate in writing to Tenant). Basic Rental, adjusted as herein provided, shall be payable monthly in advance. The third monthly installment of Basic Rental shall be payable contemporaneously with the execution of this Lease; thereafter, monthly installments of Basic Rental shall be due on the first day of the fourth full calendar month of the Term and continuing on the first day of each succeeding calendar month during the Term. Basic Rental for any fractional month at the beginning of the Term shall be prorated based on 1/365ths of the current annual Basic Rental for each day of the partial month this Lease is in effect, and shall be due on the Commencement Date.

                              (b) Consumer Price Index Increases to Basic
                                  ---------------------------------------
                    Rental. Intentionally deleted.
                    ------


                              (c) Electrical Costs. Tenant shall pay to Landlord
                                  ----------------
                    an amount equal to the product of (1) the cost of all electricity used by the Building ("Electrical Costs"),
                                                       ----------------
                    multiplied by (2) Tenant's Proportionate Share. Such amount shall be payable monthly based on Landlord's estimate of the amount due for each month, and shall be due on the Commencement Date and on the first day of each calendar month thereafter unless Landlord has theretofore furnished Tenant with information indicating the amount due, in which event such amount shall be due within thirty (30) days after Landlord has delivered to Tenant an invoice therefor. Landlord reserves the right to change the manner in which electricity at the Building is metered.

                              (d) Annual Cost Statement. By April 1 of each
                                  ---------------------
                    calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Landlord's actual Electrical Costs (the "Annual Cost Statement") for
                                                  ---------------------
                    the previous year adjusted as provided in Section 4.(e). If the Annual Cost Statement reveals that Tenant paid more for Electrical Costs than Tenant's Proportionate Share of Electrical Costs in the year for which such statement was prepared, then Landlord shall reimburse or credit Tenant for such excess within 30 days after delivery of the Annual Cost Statement in question; likewise, if Tenant paid less than Tenant's Proportionate Share of Electrical Costs, then Tenant shall pay Landlord such deficiency within 30 days after delivery of the Annual Cost Statement in question.



                              (e) Adjustments to Electrical Costs. With respect
                                  -------------------------------
                    to any calendar year or partial calendar year in which the Building is not occupied to the extent of 100% of the rentable area thereof, the Electrical Costs for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Building been occupied to the extent of 100% of the rentable area thereof, and Tenant shall thereafter pay to Landlord an amount equal to the product of
                    (1) such amount of Electrical Costs, multiplied by (2) Tenant's Proportionate Share.

DELINQUENT               5.   All payments required of Tenant hereunder shall
PAYMENT             bear interest from the date due until paid at the maximum
HANDLING CHARGES    lawful rate in effect at the time such payment was due or
                    sum was advanced, or if there is no ascertainable maximum lawful rate then in effect, at a rate of five percent (5%) in excess of the floating prime or base rate of interest established from time to time for responsible commercial borrowers by a national bank selected by Landlord. Landlord hereby notifies Tenant that for purposes of TEX. REV. CIV.
                    STAT. ANN. Art. 5069-1.04, as it may from time to time be amended, the "applicable rate ceiling" shall be the "indicated rate" ceiling; provided, however, that, to the extent permitted by applicable law, Landlord reserves the right to change the "applicable rate ceiling" from time to time by further notice and disclosure to Tenant. Tenant agrees that such interest is to compensate Landlord for Tenant's use of Landlord's money after the applicable payment was due. Additionally, Tenant shall pay to Landlord as additional rent hereunder a late charge equal to 10% of the delinquent payment; provided, however, Tenant shall have no obligation to pay such late charge in connection with the first payment of Rent (including, without limitation, Basic
                    Rental) due during any twelve (12) month period which is not paid by Tenant on the date such payment was due but is paid on or before the fifth (5th) day after such payment was due.
                    The parties hereto acknowledge and agree that (i) such late charge represents a fair and reasonable estimate of the costs Landlord will incur in processing any delinquent payment by Tenant, (ii) such late charge shall be paid to Landlord as liquidated damages for each payment not made by Tenant as and when due under this Lease, and (iii) the payment of such late charge is to compensate Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency and for the additional administrative expense incurred by Landlord or its managing agent in handling and processing delinquent payments. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum lawful rate of interest.

SECURITY DEPOSIT         6.   Contemporaneously with the execution of this
                    Lease, Tenant shall pay to Landlord, in immediately available funds, the Security Deposit, which shall be held by Landlord without liability for interest and as security for the performance by Tenant of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (defined below). Landlord may, from time to time and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation which Tenant was obligated, but failed, to perform hereunder and such failure has continued for a period of time equal to or greater than five (5) days after Tenant's receipt of written notice of its failure to perform any such obligation. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Within a reasonable time after the Term ends, provided Tenant has performed all of its obligations hereunder, Landlord shall return to Tenant the balance of the Security Deposit not applied to satisfy Tenant's obligations. If Landlord transfers its interest in the Premises, then Landlord may assign and deliver the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit.

LANDLOARD'S              7.   (a)  Services. Provided no Event of Default exists
OBLIGATIONS                        --------
                    and subject to any event beyond the reasonable control of Landlord (including, without limitation, the events described in Section 25.(c) below), Landlord will furnish to Tenant (1) water (hot and cold) at those points of supply provided for general use of tenants of the Building; (2) heating, ventilation, and air-conditioning ("HVAC") as
                                                                 ----
                    appropriate and at such times as Landlord normally furnishes these services to all tenants of the Building, and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard; (3)janitorial service to the Premises on weekdays other than holidays for Building-standard installations (Landlord reserves the right to bill Tenant separately for extra janitorial service required for non-standard installations) and such window washing as may from time to time in Landlord's judgment be reasonably required; (4) elevators for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of elevators to be in operation at times other than during customary business hours and on holidays; (5) replacement of Building-standard light bulbs and fluorescent tubes, provided that Landlord's standard charge for such bulbs and tubes shall be paid by Tenant; and
                    (6) electrical current during normal business hours other than for computers, electronic data processing equipment, special lighting, equipment that requires more than 110 volts, or other equipment whose electrical energy consumption exceeds normal office usage. Landlord shall maintain the common areas of the Building in reasonably good order and condition, except for damage occasioned by Tenant, or its employees, agents or invitees. If Tenant desires any of the services specified in this Section 7.(a) at any time other than times herein designated (other than HVAC service which is governed by the immediately following sentence), such services shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall, within thirty (30) days after Tenant's receipt of an invoice therefor, pay to Landlord the cost of such services together with an overhead charge equal to ten percent (10%) of the actual cost of any such service. If Tenant desires any HVAC service at any time other than the times herein designated, such HVAC service shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall, within thirty (30) days after Tenant's receipt of an invoice therefor, pay to Landlord the Initial After-Hours HVAC Charge, which Initial After-Hours HVAC Charge is subject to change by Landlord if electrical rates are increased by any provider of electricity or if Landlord's costs to provide this service otherwise increase after the Commencement Date.



                              (b) Excess Utility Use. Landlord shall use
                                  ------------------
                    reasonable efforts to furnish electrical current for computers, electronic data processing equipment, special lighting, equipment that requires more than 110 volts, or other equipment whose electrical energy consumption exceeds normal office usage through the then-existing feeders and risers serving the Building and the Premises, and Tenant shall pay to Landlord the cost of such service within thirty
                    (30) days after Landlord has delivered to Tenant an invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by either or both: (1) a survey of standard or average tenant usage of electricity in the Building performed by a reputable consultant selected by Landlord and paid for by Tenant; or
                    (2) a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts or otherwise exceeding Building capacity unless approved in advance by Landlord. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's sole and absolute judgment, the same are necessary and shall not cause permanent damage or injury to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment (other than general office machines and personal computers, but excluding computer rooms and electronic data processing equipment) in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within thirty (30) days after Landlord has delivered to Tenant an invoice therefor.

                              (c) Discontinuance. Landlord's obligation to
                                  --------------
                    furnish services under Section 7.(a) shall be subject to the rules and regulations of the supplier of such services and governmental rules and regulations. Landlord may, upon not less than 60-days' prior written notice to Tenant, discontinue any such service to the Premises, provided Landlord first arranges for a direct connection thereof through the supplier of such service. Tenant shall, however, be responsible for contracting with the supplier of such service and for paying all deposits for, and costs relating to, such service.

                              (d) Restoration of Services. Except as expressly
                                  -----------------------
                    provided
                    below, Landlord shall not be liable for, and Tenant shall not be entitled to, any damages or termination right or any abatement or reduction of rental by reason of Landlord's failure to furnish any of the services (collectively, the "Landlord Services") to be furnished by Landlord as provided
                     -----------------
                    above, nor shall such failure constitute a constructive eviction of Tenant or breach of any implied warranty or relieve Tenant from any obligation hereunder, whether such failure is caused by accident, breakage, repairs, energy shortages or restrictions, strikes, lockouts or other labor disturbances or labor disputes of any character, riots, civil disturbances or by any other cause, similar or dissimilar, beyond the control of Landlord. Except as may be limited by law, Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the Landlord Services, nor shall Landlord be responsible for any act or omission or commission on the part of the person or persons employed to furnish any of the Landlord Services. Notwithstanding anything to the contrary contained in this Lease, Tenant agrees that Landlord shall not be liable for, and Tenant shall not be entitled to, any damages or any abatement or reduction of rental by reason of Landlord's failure to supply any of the Landlord Services during any period when Landlord uses commercially reasonable efforts to supply such services or the cause of such failure is beyond the control of Landlord. After receiving notice of any interruption of any of the Landlord Services, Landlord shall use commercially reasonable efforts to restore any interrupted or unavailable Landlord Services.

                              (e) Abatement. Subject to the provisions of the
                                  ---------
                    preceding Section 7.(d), if a stoppage of any of the Landlord Services causes a material portion of the Premises to become untenantable by Tenant for more than ten (10) consecutive business days after Tenant gives Landlord written notice of such stoppage, then and in that event, Tenant, as its sole and exclusive remedy therefor, shall be entitled to a pro-rata abatement of Rent as to such untenantable portion of the Premises commencing on the eleventh (11th) consecutive business day that the same are untenantable and continuing until the restoration of such services. Notwithstanding the foregoing, however, Tenant shall not be entitled to any abatement of Rent due to untenantability (a) caused by an act or omission of Tenant or any of Tenant's employees, agents, contractors, visitors or licensees, or (b) where the stoppage of the Landlord Services in question is caused by (1) fire or other casualty in which case Section 15 shall apply, or (2) condemnation or taking in which case Section 14 shall apply.



                              (f) Restoration Costs. If a stoppage (other than
                                  -----------------
                    any stoppage caused by an act or omission of Tenant or any of Tenant's employees, agents, contractors, visitors or licensees, any stoppage caused by fire or other casualty or condemnation or taking, or any cause beyond the control of Landlord) of any of the Landlord Services causes a material portion of the Premises to become untenantable by Tenant for more than thirty (30) consecutive days after Tenant gives Landlord written notice of such stoppage, Tenant may commence to restore the applicable Landlord Services unless Landlord has begun taking action(s) to restore the applicable Landlord Services and Landlord is continuing to pursue the same with commercially reasonable diligence. All actual third-party costs reasonably incurred by Tenant in connection with restoring the applicable Landlord Services ("Restoration Costs") shall, if not disputed by Landlord and
                      -----------------
                    submitted to arbitration as provided below, be paid to Tenant by Landlord within thirty (30) days following Landlord's receipt of a written demand therefor together with written evidence acceptable to Landlord of the amount of such Restoration Costs. If Landlord disputes Landlord's obligation to pay all or any portion of the Restoration Costs set forth in any such written demand, Landlord may dispute such costs and defer any payment of the same by giving Tenant written notice thereof (a "Services Failure
                                                             ----------------
                    Dispute Notice") within ten (10) business days after
                    --------------
                    Landlord's receipt of Tenant's written demand, and Landlord and Tenant shall thereafter proceed to diligently and in good faith attempt to resolve such dispute and, if the parties are unable to resolve the same within sixty (60) days after Tenant's receipt of the applicable Services Failure Dispute Notice, such dispute shall be submitted for resolution by binding arbitration in accordance with the terms, conditions and provisions of the Exhibit K attached
                                                            ---------
                    to this Lease. If Landlord does not so dispute Tenant's claim for Restoration Costs and does not pay the same within such thirty (30) day period, Tenant may offset such Restoration Costs against up to twenty-five percent (25%) of the next due installment(s) of Basic Rental until such time as the full amount of such Restoration Costs has been reimbursed unless the amount of such Restoration

                    Costs is equal to or greater than the entire amount of Basic Rental due and payable for the six (6) calendar months following the date on which such stoppage initially occurred, in which case only that amount of such Restoration Costs may be offset against such percentage of the next due installment(s) of Basic Rental until such time as that amount of the applicable Restoration Costs has been reimbursed; provided, however, in no event shall such cap on the amount of Restoration Costs to be offset against Basic Rental relieve Landlord from its obligation to pay the remaining amount of such non-disputed and/or arbitrated Restoration Costs.

IMPROVEMENTS;            8.   (a)  Improvements Alterations. Improvements to the
ALTERATIONS;                       ------------------------
REPAIRS;            Premises shall be installed at the expense of Tenant only in
MAINTENANCE         accordance with plans and specifications which have been
                    previously submitted to and approved in writing by Landlord.
                    After the initial Tenant improvements are made (including, without limitation, any leasehold improvements made in
                    connection with expansions by Tenant pursuant to the Exhibit
                    G attached hereto), no alterations or physical additions in or to the Premises which individually cost more than
                    $5,000.00 or, together with the cost of all alterations or physical additions made during the immediately preceding 12 month period, cost more than $10,000.00 in the aggregate may be made without Landlord's prior written consent, which
                    consent will not be unreasonably withheld or delayed;
                    provided, however, that Landlord will be able to withhold
                    its consent, in its sole and absolute discretion, with
                    respect to any alterations or physical additions in or to
                    the Premises, regardless of cost, which (A) are made to or affect (1)the structural components of the Building, or (2)
                    the systems of the Building, or (B) are visible from the
                    exterior of the Building. If requested in writing at the
                    time of Tenant's request for Landlord's written consent to any proposed alterations or physical additions in or to the
                    Premises, Landlord will, if Landlord's consent to the same is given, notify Tenant in writing whether Landlord will
                    require that Tenant remove such alterations or physical
                    additions at the expiration or earlier termination of this
                    Lease. Tenant shall not paint or install lighting or
                    decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord. All alterations, additions, or improvements (whether temporary or permanent in character, and including without limitation all air-conditioning
                    equipment and all other equipment that is in any manner
                    connected to the Building's plumbing system) made in or upon the Premises, either by Landlord or Tenant, shall be
                    Landlord's property at the end of the Term and shall remain on the Premises without compensation to Tenant. Approval by
                    Landlord of any of Tenant's drawings and plans and
                    specifications prepared in connection with any improvements in the Premises shall not constitute a representation or
                    warranty of Landlord as to the adequacy or sufficiency of
                    such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition,
                    but such approval shall merely be the consent of Landlord as required hereunder. Notwithstanding anything in this Lease to the contrary, Tenant shall be responsible for the cost of all work required to comply with the retrofit requirements of any Disability Laws (as hereinafter defined) (including, without limitation; the Americans with Disabilities Act of
                    1990, and all rules, regulations, and guidelines promulgated thereunder, as the same may be amended from time to time)
                    necessitated by any installations, additions, or alterations made in or to the Premises at the request of or by Tenant or by Tenant's or any Permitted Transferee's (as defined in
                    Section 25.(s) below) use of the Premises (other than
                    retrofit work whose cost has been particularly identified as being payable by Landlord in an instrument signed by
                    Landlord and Tenant), regardless of whether such cost is
                    incurred in connection with retrofit work required in the
                    Premises (including the Work described in Exhibit D) or in
                                                              ---------
                    other areas of the Building. All changes, alterations or
                    modifications (other than changes, alterations or
                    modifications required [1] as a result of Tenant's or any
                    Permitted Transferee's particular use of all or any portion of the Premises, and/or [2] to cause the Premises to comply with all applicable Disability Laws which Tenant has agreed to do in this Section 8), if any, necessary to make portions of the Building (other than the Premises) comply with all
                    applicable Laws (including, without limitation, Disability
                    Laws) shall be the responsibility of Landlord; provided,
                    however, if such changes, alterations or modifications are required as a result of Tenant's or any Permitted
                    Transferee's use of the Premises or any changes, alterations or modifications made to the Premises by or on behalf of
                    Tenant, then the same shall be made by Landlord at the sole cost and expense of Tenant. Landlord shall have the right to delay making any of the changes, alterations and/or
                    modifications referred to in the immediately preceding
                    sentence while Landlord is contesting in good faith the
                    action or actions being taken by any
                    governmental authority in connection therewith. As used
                    in this Lease, the term "Disability Laws" shall mean the
                                             ---------------
                    provisions of (i) Tex. Rev. Civ. Stat. Ann. art. 9102, as
                    amended, (ii) the Americans With Disabilities Act of 1990,
                    42 U.S.C. (S)(S)12101-12213, as amended, and (iii) any other similar public accommodation Laws (as hereinafter defined).
                    As used herein, the term "Laws" shall mean all laws,
                                              ----
                    Statutes, ordinances, resolutions, rules, codes, regulations, restrictions (including, without limitation, restrictive covenants or deed restrictions), policies, orders, determinations or requirements from time to time in existence of any governmental authority.

                              (b) Repairs; Maintenance. Tenant shall maintain
                                  --------------------
                    the Premises in a clean, safe, operable, attractive condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building caused by Tenant or Tenant's agents, contractors, or invitees. If Tenant fails to make such repairs or replacements within 30 days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. In lieu of having Tenant repair any such damage outside of the Premises, Landlord may repair such damage at Tenant's cost. The cost of any repair or replacement work performed by Landlord under this Section 8 shall be paid by Tenant to Landlord within ten (10) days after Landlord has delivered to Tenant an invoice therefor.

                              (c) Performance of Work. All work described in
                                  -------------------
                    this Section 8 shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord. Landlord acknowledges that Equis Corporation is involved in the management of the Work (as defined in the Exhibit D attached to this Lease). Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage against such risks, in such amounts, and with such companies as Landlord may reasonably require, and to procure payment and performance bonds reasonably satisfactory to Landlord covering the cost of the work. All such work shall be performed in accordance with all legal requirements and in a good and workmanlike manner so as not to damage the Premises, the primary structure or structural qualities of the Building, or plumbing, electrical lines, or other utility transmission facility. All such work which may affect the HVAC system, electrical system, or plumbing must be approved by the Building's engineer of record.

                              (d) Mechanic's Liens. Tenant shall not permit any
                                  ----------------
                    mechanic's liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten (10) business days after Landlord has delivered notice of the filing to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten
                    (10) days after Landlord has delivered to Tenant an invoice therefor.

  USE                    9.   Tenant shall continuously occupy and use the
                    Premises only for the Permitted Use and shall comply with all Laws relating to the use, condition, and occupancy of the Premises. The Premises shall not be used for any use which is disreputable, creates extraordinary fire hazards or results in an increased rate of insurance on the Building or its contents or the storage of any hazardous materials or substances, or is otherwise in violation of any of the terms and provisions of this Lease. Landlord acknowledges and agrees that the business of Tenant as indicated on the S-1 filed with the Securities and Exchange Commission is not disreputable. If, because of Tenant's acts, the rate of insurance on the Building or its contents increases, then such acts shall be an Event of Default, Tenant shall pay to Landlord the amount of such increase within five (5) business days after Tenant's receipt of written demand for such amount, and acceptance of such payment shall not constitute a waiver of any of Landlord's other rights. Tenant shall conduct its business and control its agents, employees, and invitees in such a manner as not to create any nuisance or interfere with other tenants or Landlord in its management of the Building. The Premises shall not be occupied by more than one (1) person per one hundred seventy-five (175) net rentable square feet contained in the Premises (with the understanding that Tenant may provide working areas/stations at a ratio of one per 145 net rentable square feet in the

                    Premises), and (ii) Tenant shall not conduct its business within the Premises for more than fourteen (14) consecutive hours during any business day (an insubstantial number of employees working more than 14 consecutive hours during any business day shall not constitute the conduct of Tenant's business within the Premises for more than 14 consecutive hours during such business day).


ASSIGNMENT AND           10.  (a)  Transfers Consent. Tenant shall not, without
SUBLETTING                         -----------------
                    the prior written consent of Landlord (which consent will not be unreasonably withheld or delayed), (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Sections 10.(a)(1) through 10.(a)(6) being a "Transfer"). If Tenant requests Landlord's consent to a
                     --------
                    Transfer, then Tenant shall provide Landlord with (A) a written description of all terms and conditions of the proposed Transfer (including, without limitation, the proposed use of the Premises to be affected by such Transfer), (B) copies of the proposed Transfer documentation, (C) the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character, and
                    (D) such other information as Landlord may reasonably request in writing within ten (10) days after its receipt of the information described in clauses (A), (B) and (C) of this paragraph. If Landlord fails to respond to any written request by or on behalf of Tenant for Landlord's consent to any Transfer within thirty (30) days of Landlord's receipt of such written request and all of the information and materials required by the immediately preceding sentence, the request shall be deemed to have been denied by Landlord. Tenant shall reimburse Landlord for its reasonable attorneys' fees and other expenses reasonably incurred in connection with considering any request for its consent to a Transfer. If Landlord consents to a proposed Transfer, then
                    (i) Tenant agrees specifically to pay over to Landlord, as Rent, all sums provided to be paid under the terms and conditions of such Transfer which are in excess of the amounts otherwise required to be paid by Tenant to Landlord pursuant to this Lease, and (ii) the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder; provided, however, that any sublessee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the applicable Transfer (excluding, however, any obligation to pay Basic Rental and Tenant's share of Excess, Tax Excess and DCURD Excess due hereunder but including Tenant's share of Electrical Costs due hereunder that are properly allocable to the space subject to such Transfer). Landlord's consent to a Transfer shall not release Tenant from performing its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so. If Tenant elects to assign this Lease or sublease all or any portion of the Premises, Tenant may advertise the same provided that Tenant has obtained the prior written consent of Landlord to the form and content of any such advertising. Tenant agrees that in the event Landlord withholds its consent to any Transfer contrary to the provisions of this
                    Section 10, Tenant's sole remedy shall be to seek an injunction in equity to compel performance by Landlord to give its consent and Tenant expressly waives any right to damages in the event of such withholding by Landlord of its consent.



                              (b) Cancellation. Landlord may, within 30 days
                                  ------------
                    after submission of Tenant's written request for Landlord's consent to a Transfer of the entire Premises or a portion of the Premises for a term that ends within the last twelve
                    (12) months of the Term of this Lease, and all of the information and materials required by this Section 10, cancel this Lease (or, as to a subletting or assignment, cancel as to the portion of the Premises proposed to be sublet or assigned) as of the date the proposed Transfer was to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer and all brokerage commissions paid or payable by Landlord in connection with this Lease that are allocable to such portion of the Premises. No Rent shall accrue after such cancellation date for the portion of the Premises cancelled. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

                              (c) Additional Compensation. Prior to the
                                  -----------------------
                    occurrence and other than during the continuance of an Event of Default, Tenant shall pay to Landlord, immediately upon receipt thereof, 50% of all compensation received by Tenant for a Transfer that exceeds the Basic Rental and Tenant's share of Electrical Costs, Excess, Tax Excess and DCURD Excess allocable to the portion of the Premises covered thereby (100% of such compensation is herein referred to as the "Transfer Profits"); provided, however, that to the
                         ----------------
                    extent any cash payment with respect to a Transfer (or any other proceeds of such Transfer once the same have been converted to cash) is paid to Landlord, Tenant shall receive a dollar-for-dollar credit towards the Rent due hereunder which is allocable to the portion of the Premises covered by such Transfer and Landlord shall retain the amount, if any, of such cash payment (or any other proceeds of such Transfer) that exceeds the Basic Rental and Tenant's share of Electrical Costs due hereunder which is allocable to the portion of the Premises covered by such Transfer. Notwithstanding the foregoing, after the occurrence and during the continuance of an Event of Default, Tenant shall pay to Landlord, immediately upon receipt thereof, 100% of all Transfer Profits. Tenant hereby assigns to Landlord any and all rights it might have or ever acquire in any cash or other proceeds of any Transfer (whether or not such Transfer was consented to by Landlord) subject, however, to Tenant's conditional right to receive 50% of the Transfer Profits as provided above. This covenant and assignment shall run with the Land and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, successors and assigns. Any assignee or purchaser of Tenant's interest in this Lease or any sublessee of all or any portion of the Premises (each such assignee, purchaser or sublessee is herein sometimes referred to as a "Transferee"), by occupying the Premises or any portion(s)
                     ----------
                    thereof and/or assuming Tenant's obligations hereunder, shall assume liability to Landlord for all amounts paid to persons other than Landlord by such Transferee in connection with any such assignment or sale of Tenant's interest in this Lease or subletting of all or any portion of the Premises.

                              (d) Transfer Restrictions. Tenant agrees not to
                                  ---------------------
                    (i) sublease any space in the Building to or from another tenant of the Building or any Affiliate of such tenant, or
                    (ii) accept or make any assignment of a lease of any space in the Building to or from another tenant of the Building or any Affiliate of such tenant, without the written consent of Landlord first had and obtained (which Landlord may grant or deny in its sole discretion notwithstanding anything to the contrary contained in this Lease). Landlord agrees not to unreasonably withhold its consent to a request by Tenant to sublease all or any portion of the Premises to or from another tenant of the Building if Landlord does not then have space Available For Rent (as hereinafter defined) in the Building that is Comparable in Size (as hereinafter defined) to either (1) the Premises or the applicable portion thereof to be sublet, or (2) the space to be subleased by Tenant from another tenant of the Building. For the purposes of this Section 10, space in the Building shall be considered "Available For Rent" if (A) the applicable
                                   ------------------
                    space is not then leased by a tenant and is not then subject to any expansion options, rights of first offer or other options or rights of other tenants or other third parties (or is subject to any of the foregoing, but the party owning the same has waived, been deemed to have waived, or failed to timely exercise the same with respect to the leasing of the applicable space by Landlord within the consent period identified in Section 10.(a) above), or (B) if the applicable space is then leased and the applicable tenant's lease expires, or shall terminate effective as of a date which is, 4 months or less from the date on which it is being determined whether the applicable space is Available For Rent and such space is not then subject to any expansion options, rights of first offer or other options or rights of other tenants or other third parties (or is subject to any of the foregoing, but the party owning the same has waived, been deemed to have waived, or failed to timely exercise the same with respect to the leasing of the applicable space by Landlord within the consent period identified in Section 10.(a) above), and space in the Building shall be considered "Comparable in Size" if it is between 75% and 125% of the
                     ------------------
                    amount of net rentable square feet of space being compared to such space (by way of example only, if Tenant is proposing to sublease 10,000 net rentable square feet of space of the Premises, then any space containing at least 7,500 net rentable square feet of space and not more than 12,500 net rentable square feet of space would be considered Comparable in Size). For the purposes of this Lease, the term "Affiliate" shall mean a person or entity directly or
                          ---------
                    indirectly, through one or more intermediaries, controlling, controlled by or under common control with the party in question. The term "control", as used in this Section 10,
                                        -------
                    means, with respect to an entity that is a corporation, the right to the exercise, directly or indirectly, of more than 50% of the voting rights attributable to the shares of the controlled corporation and, with respect to an entity that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity. In determining whether a person or entity is an Affiliate of an individual, the aggregate voting rights or interests in other entities which are held by members of such individual's immediate family members or by trusts for the benefit of such individual's immediate family members shall be attributed to such individual.

                              (e) Bankruptcy Provisions. Tenant (or any
                                  ---------------------
                    Transferee), Tenant (or any Transferee) as debtor-in-possession, and any trustee or receiver of Tenant's (or any Transferee's) assets (each, whether as to Tenant or any
                    Transferee, a "Tenant's Representative") shall have no
                                   -------- --------------
                    greater rights to assume or assign this Lease or any
                    interest in this Lease, or to sublease all or any portion of the Premises, than the rights provided to Tenant in this
                    Section 10 except to the extent Landlord shall be required to permit such assumption, assignment or subletting by the provisions of any Applicable Bankruptcy Law (as hereinafter defined). Without limiting the generality of the foregoing, if, pursuant to Applicable Bankruptcy Law, a Tenant's Representative is permitted to assign this Lease in disregard of the restrictions contained in this Section 10 (or if this Lease shall be assumed by a trustee or receiver of Tenant or any Transferee), then the right of any Tenant's Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the following conditions: (1) such Applicable Bankruptcy Law shall provide to such Tenant's Representative a right of assumption of this Lease which Tenant's Representative shall have timely exercised and such Tenant's Representative or proposed assignee shall have fully cured any default of Tenant (or any Transferee) under this Lease; (2) such Tenant's Representative or proposed assignee, as applicable, shall have deposited with Landlord, as security for the timely payment of Rent, cash security in an amount equal to the sum of (i) the amount of the Security Deposit, if any, required to be deposited with Landlord by the initial Tenant named in this Lease, and (ii) one year's Basic Rental and Tenant's share of Electrical Costs, Excess, Tax Excess and DCURD Excess then reserved hereunder for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord, without interest, for the balance of the Term of this Lease as security for the full and faithful performance of all of the obligations under this Lease on the part of Tenant yet to be performed; (3) such Tenant's Representative or proposed assignee, as applicable, shall have provided adequate assurance of the future performance of the obligations of Tenant (or any Transferee) under this Lease including, without limitation, the source of payment of Rent and performance of all other obligations under this Lease (which adequate assurance shall include, without limitation, demonstration to the satisfaction of Landlord that [a] in the case of an assumption of this Lease, Tenant's Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant's Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease, or [b] in the case of an assignment of this Lease, such assignee shall have a net worth, exclusive of good will and computed in accordance with generally accepted accounting principles, equal to the greater of (y) at least ten (10) times the sum of all monthly installments of Basic Rental due under this Lease during the initial Term hereof, or (z) the net worth of the initial Tenant named in this Lease on the Lease Date, which net worth shall be evidenced by current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord); (4) the use of the Premises shall be in accordance with the requirements of this Lease and, further, shall in no way diminish the reputation of the Building as a first-class office building or impose any additional burden upon the Building or increase the services which Landlord would be required by this Lease to provide;
                    (5) the assumption or any contemplated assignment of this Lease or subleasing of any portion of the Premises, as applicable, shall not breach any provision in any other lease Of space in the Building or any mortgage, financing agreement or other agreement by which Landlord is bound; and
                    (6) Landlord shall have, or would have had absent the Applicable Bankruptcy Law, no right under this Section 10 to refuse consent to the proposed assignment or subletting by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises to be affected by such assignment or subletting. If all defaults are not cured and such adequate assurance is not provided within sixty (60) days after there has been an order for relief under Applicable Bankruptcy Law, then (A) this Lease shall be deemed rejected, (B) Tenant or any other person in possession shall vacate the Premises, and (C) Landlord shall be entitled to retain any Rent due hereunder, together with any security deposit previously received from Tenant, and shall have no further liability to Tenant or any person claiming by, through or under Tenant or any trustee. If Tenant assigns this Lease to any party and such party or its successors or representatives causes a termination or rejection of this Lease pursuant to Applicable Bankruptcy Law, then, notwithstanding any such termination or rejection, Tenant shall remain fully liable for the performance of all covenants, agreements, terms, provisions and conditions contained in this Lease as though the termination or rejection never occurred and shall, without in any way limiting the foregoing, in writing reinstate and ratify the terms of this Lease as the same existed immediately prior to the termination or rejection. As used herein, the term "Applicable Bankruptcy Law" shall mean any
                                      -------------------------
                    law, whether federal or state, relating to bankruptcy, insolvency, reorganization, liquidation, winding-up or composition or adjustment of, or relief from, debts. Notwithstanding anything contained in this Lease to the contrary, (i) all amounts payable by Tenant to or for the benefit of Landlord under this Lease, whether or not expressly denominated as Rent, shall constitute rent for the purposes of Section 502(b)(7) of the United States Bankruptcy Code, and (ii) this is a contract under which applicable Law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant within the meaning of Sections 365(c) and 365(e)(2) of the United States Bankruptcy Code.


                              (f) Withholding of Consent. For the purposes of
                                  ----------------------
                    this Section 10, Landlord shall be deemed to have reasonably withheld its consent to a Transfer if the refusal is based on any one or more of the following: (1) Tenant's failure to satisfy its obligations in the second and fourth sentences of the Section 10.(a) above; (2) Landlord, in its sole discretion reasonably exercised, has determined that one or more of the reputation, business, proposed use of the Premises, and/or the financial responsibility of and by the proposed transferee is not satisfactory to Landlord (for the purposes of this Lease, Landlord shall be conclusively deemed to have reasonably exercised its discretion to withhold its consent to an assignment or subletting to a person or entity that either [a] is not of the character, quality or financial strength of a tenant to whom Landlord would generally lease space in the Building, or [b] is similar in reputation, business, proposed use of space in the Building and/or financial responsibility to either [i] a prospective tenant of space in the Building to whom Landlord elected not to lease such space, or [ii] a proposed assignee or sublessee whose proposed assignment or subletting was not consented to by Landlord); (3) at the time thereof an Event of Default has occurred and is continuing or an event has occurred and is continuing which with the giving of notice or the passage of time, or both, would constitute an Event of Default; (4) the proposed assignee or sublessee is an existing tenant of the Building or Landlord reasonably believes that the proposed assignee or sublessee is an Affiliate (as defined in Section 10.(e) below) of an existing tenant of the Building and Landlord then has space Available For Rent in the Building that is Comparable in Size to the Premises or the applicable portion thereof to be sublet; (5) the portion(s) of the Premises subject to the proposed Transfer will, in Landlord's sole discretion reasonably exercised, cause the Premises to be excessively and/or unacceptably "chopped-up"; (6) a lessor under any Primary Lease (as defined in Section 12.(a) below) or the holder of any Mortgage (as defined in Section 12.(a) below) has objected to the proposed Transfer and Landlord has not requested that such lessor or holder make such an objection;
                    (7) without limiting clause (4) of this paragraph, the proposed Transfer conflicts in any manner with this Lease (including, but not limited to, the use permitted by Section 9 above or any requirements or restrictions related thereto); (8) the fact that the proposed assignee or sublessee is a governmental or telemarketing entity or any other high-density user; (9) the proposed assignee's or sublessee's primary business is prohibited by a non-compete or similar provision of another lease of space at the Building; (10) the proposed assignee or sublessee is a competitor or Affiliate of Landlord; (11) the proposed assignee or sublessee is then, or has within twelve months immediately preceding Tenant's written request for Landlord's consent to such Transfer been, a person or entity with whom Landlord is dealing or has dealt regarding the possibility of leasing space in the Building and Landlord then has space Available For Rent in the Building that is Comparable in Size to the Premises or the applicable portion thereof to be sublet; or (12) the fact that the instrument effecting the proposed Transfer is not in form and content reasonably satisfactory to Landlord.

                              (g) Transfer Without Landlord Consent.
                                  ---------------------------------
                    Notwithstanding anything to the contrary set forth above, Tenant may assign this Lease in its entirety or sublease all or any portion of the Premises without the prior written consent of Landlord to (1) any partnership, corporation or other business entity into or with which Tenant shall be merged, converted or consolidated in accordance with applicable statutory provisions governing merger, conversion or consolidation of the applicable business entity, or (2) a partnership, corporation or other business entity which is a direct successor to Tenant owning all or substantially all of Tenant's business and assets provided that, in connection with any assignment or subletting described in clauses (1) and (2) of this Section 10.(g), (A) Tenant shall have notified Landlord in writing prior to such assignment or subletting, (B) at the time thereof, no Event of Default has occurred and is continuing and no event has occurred and is continuing which with the giving of notice or the passage of time, or both, would constitute an Event of Default, (C) the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes all of the Tenant's obligations under this Lease; provided, however, that any sublessee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the applicable Transfer (excluding, however, any obligation to pay Rent due hereunder), (D) the proposed assignee or sublessee shall not be an existing tenant of the Building or an Affiliate of such tenant, (E) Tenant shall have agreed specifically to pay over to Landlord, as additional rent, all sums provided to be paid under the terms and conditions of such assignment or sublease which are in excess of the amounts otherwise required to be paid by Tenant to Landlord pursuant to this Lease with respect to the portion of the Premises covered by such Transfer, (F) Tenant shall have reimbursed Landlord for all costs and expenses reasonably incurred by Landlord (including, without limitation, reasonable attorneys' fees) in connection with such assignment and/or subletting, and (G) in the case of a Transfer described in clauses (1) and (2) of this paragraph, Tenant shall have provided Landlord with evidence reasonably acceptable to Landlord that the proposed assignee/sublessee has a demonstrable net worth not less than the net worth of Tenant as of the date of such assignment or subletting. Any assignment or subletting permitted without Landlord's prior written consent as provided above (a "Permitted Transfer
                                                          ------------------
                    Without Landlord Consent") shall not release Tenant from any
                    ------------------------
                    of its obligations (including, without limitation, its obligation to pay Rent) under this Lease. For the purposes of this Section 10.(g), the term "Tenant" shall also mean a permitted assignee or sublessee of the initial Tenant named in this Lease.

                              (h) Miscellaneous. Landlord's consent to a
                                  -------------
                    Transfer shall not release Tenant from performing its obligations under this Lease, but rather Tenant and its Transferee shall be jointly and severally liable therefor; provided, however, that any sublessee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the applicable Transfer (excluding, however, any obligation to pay Basic Rental and Tenant's share of Excess, Tax Excess and DCURD Excess due hereunder but including Tenant's share of Electrical Costs due hereunder that are properly allocable to the space subject to such Transfer). Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other rights and/or remedies, may collect directly from such Transferee all rents becoming due to Tenant and apply such rents against all Rent due hereunder (including, without limitation, all Basic Rental and Tenant's share of Electrical Costs, Excess, Tax Excess and DCURD Excess due hereunder). Tenant authorizes its Transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so. Without limiting Landlord's consent rights and as a condition to obtaining Landlord's consent to any proposed Transfer, (i) each sublessee must confirm in writing that its sublease is subject and subordinate to this Lease, and (ii) each Transferee shall agree to cause the Premises to comply at all times with all applicable Laws (including, without limitation, all Disability Laws applicable to such Transferee's particular use of, or activities or business operations conducted within, the applicable portion(s) of the Premises or any specific handicaps that such Transferee's employees, officers or directors might have). Except as expressly provided in this Lease to the contrary, no assignee or sublessee of the Premises or any portion thereof shall have the right to assign or sublet the Premises or any portion thereof. In the event that, following an assignment or subletting permitted by this Section 10, this Lease or the rights and obligations of Tenant hereunder are terminated for any reason, Landlord may, at its sole option, deem this Lease to be thereafter a direct lease to the assignee or sublessee of Tenant covering such assignee's or sublessee's premises.

INSURANCE;               11.  (a) Insurance. Tenant shall at its expense procure
WAIVERS;                          ---------
SUBROGATION;        and maintain throughout the Term the following insurance
INDEMNITY           policies' (1) commercial general liability insurance in
                    amounts of not less than a combined single limit of
                    $5,000,000 (the "Initial Liability Insurance Amount"),
                                     ----------------------------------
                    insuring Tenant, Landlord and all other Landlord Parties (as hereinafter defined) against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises (this insurance coverage shall include broad form property damage liability and shall contain an exception to any pollution exclusion
                    which insures damage or injury arising out of heat, smoke or fumes from a hostile fire), (2) contractual liability
                    insurance coverage sufficient to cover Tenant's indemnity
                    obligations hereunder, (3) Special Form (formerly referred to as "All Risk") insurance (no exclusions shall be
                    permitted with respect to vandalism, malicious mischief,
                    theft and sprinkler leakage) covering the full value of
                    Tenant's property and improvements, and other property
                    (including property of others), in the Premises (in the
                    event there is a dispute as to the amount that comprises
                    full value of such property and improvements, the decision of Landlord shall be conclusive, and evidence of this
                    insurance shall be provided on ACORD Form 27), (4) workers'
                    compensation insurance in the statutory limits and
                    employer's liability insurance (no "alternative" form of
                    coverage shall be acceptable) in an amount of not less than
                    $1,000,000.00 bodily injury by accident, each accident,
                    $1,000,000.00 bodily injury by disease, policy limit, and
                    $1,000,000.00 bodily injury by disease, each employee, each
                    (and any commercial umbrella applicable thereto) containing a waiver of subrogation endorsement using endorsement form
                    WC 429394 (i.e., a waiver of subrogation endorsement) or
                    such other endorsement form as may be reasonably required by
                    Landlord, and such endorsements shall be in favor of all
                    Landlord Parties, (5) business income and extra expense
                    insurance (formerly known as "business interruption
                    insurance") in such amounts as will reimburse Tenant for
                    direct or indirect loss of earnings attributable to all
                    perils commonly insured against by prudent tenants or
                    attributable to prevention of access to the Premises or to the Building as a result of such perils, but in no event
                    shall such coverage be for less than twelve (12) months of income and expenses, (6) business automobile liability
                    insurance covering owned, non-owned and hired vehicles in an amount of not less than $1,000,000 combined single limit for bodily injury and property damage should Landlord deem such insurance to be necessary, and (7) any other and further
                    insurance as Tenant, Landlord or any Landlord's Mortgagee
                    may require from time to time in form, amounts and for
                    insurance risks against which a prudent tenant would protect itself. Not more frequently than every five (5) years, if, in the opinion of Landlord's risk management group, the
                    amount of liability insurance at that time maintained by
                    Tenant as required by this Lease (i.e., commercial general liability, employer's liability and/or business automobile liability insurance) is not adequate, Landlord shall notify
                    Tenant of Landlord's risk management group's recommended
                    increase of the same and Tenant shall increase the
                    applicable liability insurance coverage to such recommended amount. As used herein, the term "Landlord Parties" shall
                                                      ----------------
                    mean (i) Landlord, (ii) any Landlord's Mortgagee, (iii) the
                    Building manager and any other parties which Landlord shall deem necessary, (iv) Landlord's, Landlord's Mortgagee's and the Building manager's respective shareholders, members,
                    partners and Affiliates, and (v) any directors, officers,
                    employees, agents or contractors of such persons or
                    entities. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides
                    duplicate or similar coverage, and in such
                    circumstance Landlord's policy will be excess over Tenant's policy. All property insurance policies written on behalf of
                    Tenant shall name all Landlord Parties as a loss payee as
                    their respective interests may appear, and shall contain (or be endorsed to provide) a waiver of any subrogation rights which Tenant's insurers may have against Landlord Parties
                    and against those for whom Landlord Parties are, at law,
                    responsible whether any such damage is caused by the act,
                    omission or fault of any Landlord Parties or by those for
                    whom any Landlord Parties are, at law, responsible. Tenant's liability insurance shall (1) be written on an occurrence
                    basis on either Insurance Services Office ("ISO") form CG
                                                                ---
                    0001 1092 or CG 0001 0695, (2) contain standard commercial general liability "other insurance" wording, unmodified in any way that would make it excess over or contributory with an additional insured's own commercial general liability insurance coverage, and (3) be primary and noncontributory to any other insurance carried by Landlord or any other
                    Landlord Parties. All commercial general liability insurance maintained by Tenant as required by this Lease (and any commercial umbrella applicable thereto) shall be endorsed using ISO form CG 2404 1093 (i.e., a waiver of subrogation endorsement) and ISO form CG 2026 1185, and both such endorsements shall be unmodified and shall be in favor of all Landlord Parties. No deductible or self-insured retention in excess of $10,000.00 shall apply to any liability insurance of Tenant without the prior written consent of Landlord. All policies shall be taken out with insurers acceptable to Landlord, licensed in the State of Texas and with a rating of (i) "A-" "XII" or better as set forth in the most current issue of Best's Key Rating Guide, and/or (ii) "A-" or better as set forth in the most current issue of Standard & Poor Insurance Solvency Review. Tenant agrees that certificates of insurance (or, if required by Landlord or any Landlord's Mortgagee, certified copies of each such insurance policy), in form and content acceptable to Landlord, will be delivered to Landlord as soon as practicable after the placing of the required insurance, but in no event later than five (5) days prior to which Tenant takes possession of all or any part of the Premises. All policies shall indicate that at least thirty (30) days prior written notice shall be delivered to Landlord and any Landlord's Mortgagee by the insurer prior to termination, cancellation or change of such insurance. Copies of endorsements must be attached to all certificates delivered by Tenant to Landlord as required by this Lease and Landlord
                    Parties must be identified, as applicable, as the "additional insured" or "beneficiary" on such certificates.
                    Landlord must be notified in writing immediately by Tenant of claims against Tenant that might cause a reduction below seventy-five percent (75%) of any aggregate limit of any insurance policy maintained by Tenant as required by this Lease. Any deductible selected by Tenant shall be the sole responsibility of Tenant.

                              (b) Waiver of Negligence Claims No Subrogation.
                                  ------------------------------------------
                    Landlord shall not be liable to Tenant or those claiming by, through, or under Tenant for any injury to or death of any person or persons or the damage to or theft, destruction, loss, or loss of use of any property or inconvenience (a "Loss") caused by casualty, theft, fire, third parties, or
                     ----
                    any other matter (including Losses arising through repair or alteration of any part of the Building, or failure to make repairs, or from any other cause), regardless of whether the negligence of any party caused such Loss in whole or in part. Landlord and Tenant each waives any claim it might have against the other for any damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or, in the case of Tenant's waiver, is required to be insured against under the terms hereof, regardless of whether the negligence or fault of the other party caused such loss; however, Landlord's waiver shall not include any deductible amounts on insurance policies carried by Landlord or apply to any coinsurance penalty which Landlord might sustain. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

                              (c) Indemnity. Subject to Section 11.(b), Tenant
                                  ---------
                    shall defend, indemnify, and hold harmless Landlord and its agents from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including attorneys' fees) for any Loss arising from any occurrence on the Premises or from Tenant's failure to perform its obligations under this Lease (other than a Loss arising from the sole or gross negligence of Landlord or its agents), even though caused or alleged to be caused by the joint, comparative, or concurrent negligence or fault of Landlord or its agents, and even though any such claim, cause of action, or suit is based upon or alleged to be based upon the strict liability of Landlord or its agents. THIS INDEMNITY PROVISION IS INTENDED TO INDEMNIFY LANDLORD AND ITS AGENTS AGAINST THE CONSEQUENCES OF THEIR OWN NEGLIGENCE OR FAULT AS PROVIDED ABOVE WHEN LANDLORD OR ITS AGENTS ARE JOINTLY, COMPARATIVELY, OR CONCURRENTLY NEGLIGENT WITH TENANT. This indemnity provision shall survive termination or expiration of this Lease.

                              (d) Miscellaneous. If Tenant or any contractor of
                                  -------------
                    Tenant performs any work on any portion or portions of the Premises, prior to the commencement of any such work, Tenant shall deliver to Landlord certificates issued by insurance companies licensed to do business in the State of Texas, in form and content acceptable to Landlord, evidencing that commercial general liability, workers' compensation, employer's liability, automobile liability and other insurance as required by Landlord and any Landlord's Mortgagee, in amounts and with companies reasonably satisfactory to Landlord, are in force and effect and maintained by all contractors and subcontractors engaged by Tenant or any contractor of Tenant to perform such work, and name all Landlord Parties as additional insureds. Tenant agrees that in the event of damage or destruction to the leasehold improvements in the Premises covered by insurance required to be taken out by Tenant pursuant to this Section, Tenant will use the proceeds of such insurance for the purpose of repairing or restoring such leasehold improvements. In the event of (1) damage or destruction to the Building entitling Landlord or Tenant to terminate this Lease pursuant to Section 15 below, and (2) a termination of this Lease pursuant to such Section, then (i) if the Premises have also been damaged, Tenant will pay to Landlord all of Tenant's insurance proceeds relating to the leasehold improvements in the Premises, and (ii) if the Premises have not been damaged, Tenant will deliver to Landlord, in accordance with the provisions of this Lease, possession of the Premises together with all leasehold improvements located therein except as otherwise expressly provided in this Lease.

                              (e) Landlord Indemnity. Landlord shall be liable
                                  ------------------
                    for, and shall indemnify, defend, protect and hold Tenant and Tenant's partners and their respective officers, directors, employees, agents, successors and assigns (collectively, the "Tenant Indemnitees") harmless from and
                                        ------------------
                    against, any and all claims, demands, actions, damages (excluding, however, consequential or special damages), losses, liabilities, judgments, costs and expenses (including, without limitation, attorneys' fees and court costs) (each a "Claim" and collectively the "Claims"), to
                                    -----                        ------
                    the extent (i) arising or resulting from the sole or gross negligence or willful misconduct of Landlord or any Landlord Indemnitees, and (ii) not covered or required to be covered by Tenant's insurance described in Section 11.(a) above; provided, however, such indemnification by Landlord shall not include Claims waived by Tenant in Section 11.(b) above and any Claim to the extent caused by or resulting from the negligence, gross negligence or willful misconduct of Tenant or its assignees, sublessees, officers, directors, employees, agents, servants, contractors, customers or invitees.

SUBORDINATION            12.  (a)  Subordination. This Lease shall be
ATTORNMENT;                        -------------
NOTICE TO           Subordinate to any deed of trust, mortgage, or other
LANDLORD'S          security instrument (a "Mortgage"), or any ground lease,
MORTGAGEE                                   --------
                    master lease, or primary lease (a "Primary Lease"), that now
                                                       ------- -----
                    or hereafter covers all or any part of the Premises (the
                    mortgagee under any Mortgage or the lessor under any Primary
                    Lease is referred to herein as "Landlord's Mortgagee");
                                                    ---------- ---------
                    provided, however, that the foregoing subordination in
                    respect of any Primary Lease or Mortgage placed on the
                    Building after the Lease Date shall not become effective
                    until and unless the lessor under such Primary Lease or the holder of such Mortgage delivers to Tenant a non-disturbance agreement (a "Non-Disturbance Agreement") which provides
                                  -------------------------
                    that if Tenant is not then in default under, or in breach of any provision of, this Lease, Landlord's Mortgagee will not disturb Tenant's right of occupancy of the Premises (i.e., Tenant's quiet enjoyment rights as more particularly provided in Section 25(i) below) in the event of a foreclosure of any such Mortgage or a termination of any such Primary Lease (a Non-Disturbance Agreement may also include Tenant's agreement to attorn as set forth below and will contain such other provisions as Landlord's Mortgagee shall require in connection therewith). Although the subordination in the immediately preceding sentence shall be self-operating, Tenant, or its successors in interest, shall, upon Landlord's request, execute and deliver upon demand any and all Non-Disturbance Agreements delivered to Tenant subordinating this Lease to such Primary Lease or Mortgage. Tenant also agrees that any Landlord's Mortgagee may elect (which election shall be revocable) to have this Lease superior to its Primary Lease or the lien of its Mortgage and, in the event of such election and upon notification by such Landlord's Mortgagee to Tenant to that effect, this Lease shall be deemed superior to the said
                    Primary Lease or Mortgage, whether this Lease is dated prior to or subsequent to the date of such Primary Lease or Mortgage. Although the subordination in the immediately preceding sentence shall be self-operating, Tenant, or its successors in interest, shall, upon Landlord's request, execute and deliver upon the demand of Landlord any and all instruments desired by Landlord, subordinating, in the manner reasonably requested by Landlord, any such Primary
                    Lease or Mortgage to this Lease. If Tenant fails to execute and deliver to Landlord any Non-Disturbance Agreement or any such subordination instrument delivered to Tenant for Tenant's execution within ten (10) business days after Tenant's receipt of the same, then (1) such failure shall constitute an Event of Default until such time as the applicable instrument has been executed by Tenant and delivered to Landlord, (2) Tenant shall be deemed to have agreed to all of the terms and provisions of such Non-
                    Disturbance Agreement or such subordination instrument, and
                    (3) Tenant shall thereafter be estopped from disclaiming any of the obligations, benefits and burdens set forth therein including, without limitation, (i) the subordination of this Lease to any Mortgage, Primary Lease or similar instruments,
                    (ii) any non-disturbance rights provided to Tenant therein, and (iii) any attornment agreements of Tenant set forth therein. Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant, coupled with an interest, to execute all such Non-Disturbance
                    Agreements and subordination instruments in the event Tenant fails to execute said instruments within ten (10) business days after Tenant's receipt of the same.

                              (b) Attornment. Tenant shall attorn to any party
                                  ----------
                    succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

                              (c) Notice to Landlord's Mortgagee. Tenant shall
                                  ------------------------------
                    not seek to enforce any remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

                              (d) Non-Disturbance Agreement from Current
                                  --------------------------------------
                    Landlord's Mortgagee. Landlord shall use its reasonably best
                    --------------------
                    efforts to obtain a Non-Disturbance Agreement from the Landlord's Mortgagee whose Mortgage currently covers the Building. Upon the delivery to Tenant of multiple originals of a Non-Disturbance Agreement executed by such Landlord's Mortgagee and the other party or parties thereto (other than Tenant), Tenant shall, within ten (10) days after Tenant's receipt of the same, execute each of the same and return all but one of such originals to Landlord at Landlord's address for notices set forth in this Lease.

RULES AND                13.  Tenant shall comply with the rules and regulations
REGULATIONS         of the Building which are attached hereto as Exhibit B.
                                                                 ---------
                    Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building and will not unreasonably interfere with Tenant's use of the Premises.
                    Tenant shall be responsible for the compliance with such rules and regulations by its employees, agents, and invitees.

CONDEMNATION             14.  (a)  Taking - Landlord's and Tenant's Rights. If
                                   -------- ------------------------------
                    any part of the Building is taken by right of eminent domain or conveyed in lieu thereof (a "Taking"), and such Taking
                                                    ------
                    prevents Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking, then Landlord may, at its expense, relocate Tenant to office space reasonably comparable to the Premises, provided that Landlord notifies Tenant of its intention to do so within 30 days after the Taking. Such relocation may be for a portion of the remaining Term or the entire Term. Landlord shall complete any such relocation within 180 days after Landlord has notified Tenant of its intention to relocate Tenant. If Landlord does not elect to relocate Tenant following such Taking, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 60 days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Landlord does not relocate Tenant and Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

                              (b) Taking - Landlord's Rights. If any material
                                  --------------------------
                    portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to Landlord's Mortgagee, then this Lease, at the option of Landlord, exercised by written notice to Tenant within 30 days after such Taking, shall terminate and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease and does not elect to relocate Tenant, then this Lease will continue, but if any portion of the Premises has been taken, Basic Rental shall abate as provided in the last sentence of
                    Section 14.(a).

                              (c) Award. If any Taking occurs, then Landlord
                                  -----
                    shall receive the entire award or other compensation for the Land, the Building, and other improvements taken, and Tenant may separately pursue a claim against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

FIRE OR OTHER            15.  (a)  Repair Estimate. If the Premises or the
CASUALTY                           ---------------
                    Building are damaged by fire or other casualty (a "Casualty"), Landlord shall, within 60 days after such
                     --------
                    Casualty, deliver to Tenant a good faith estimate (the "Damage Notice") of the time needed to repair the damage
                     -------------
                    caused by such Casualty.

                              (b) Landlord's and Tenant's Rights. In the event
                                  ------------------------------
                    the Premises or the Building are damaged by a Casualty and the insurance proceeds have been made available therefor by the holder or holders of any Mortgages or the lessor under any Primary Lease, the damage shall be repaired by and at the expense of Landlord to the extent of such insurance proceeds available therefor, provided such repairs can, in Landlord's sole opinion, be made within one hundred twenty
                    (120) days after the occurrence of such damage without the payment of overtime or other premiums. Until such repairs are completed, Rent shall be abated effective as of the date of such fire or other casualty in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business. If repairs cannot, in Landlord's sole opinion, be made within one hundred twenty (120) days after the occurrence of such damage without the payment of overtime or other premiums, Landlord may, at its option, make them within a reasonable time, and in such event, this Lease shall continue in effect and Rent shall be abated in the manner provided in the immediately preceding sentence. In the case of repairs which, in Landlord's opinion, cannot be made within such one hundred twenty (120) day period, or in the event that sufficient insurance proceeds for repairs are not available to Landlord, Landlord shall notify Tenant within sixty (60) days of the date of occurrence of such damage as to whether or not Landlord will make such repairs. If Landlord elects not to make such repairs which cannot be made within such one hundred twenty (120) day period, or for which sufficient insurance proceeds are not available to Landlord, then either party may, by written notice to the other, terminate this Lease as of the date of the occurrence of such damage, and Landlord shall have no liability to Tenant for failure to make such repairs except for abatement of Rent. If such repairs are indicated in the applicable Damage Notice as repairs requiring more than 270 days to be completed and Landlord elects to make such repairs, Tenant shall have the right to terminate this Lease by giving Landlord written notice thereof within 10 days after Tenant's receipt of the Damage Notice. If such repairs are indicated in the applicable Damage Notice as repairs requiring 270 days or less to be completed, and if such repairs have not been completed such that Landlord has, on or before the 270th day after the occurrence of such Casualty, delivered possession of the Premises to Tenant repaired as required by this Lease, then Tenant shall have the right to terminate this Lease effective as of the 30th day after Landlord's receipt of written notice of such termination; provided, however, that any such termination shall be of no force and effect if Landlord delivers possession of the Premises to Tenant repaired as required by this Lease prior to the expiration of such 30 day period. If such repairs are indicated in the applicable Damage Notice as repairs requiring more than 270 days to be completed and Tenant does not terminate this Lease as provided hereby, Tenant shall have no termination right in the event such repairs are not completed by the 270th day after the occurrence of such Casualty or by the estimated repair completion date set forth in the applicable Damage Notice. Except as provided in this Section 15.(b), there shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from the making of any repairs, alterations or improvements in or to any portion of the Building and/or the Premises, or in or to fixtures, appurtenances and equipment located therein, and, in any event, there shall be no liability of Landlord should repairs require more than one hundred twenty (120) days for completion. Notwithstanding anything to the contrary contained herein, if (i) the Premises are damaged by a Casualty during the last 9 months of the Term and Tenant has not exercised an extension option available to it pursuant to the Exhibit F attached to this Lease, and (ii) the time to repair the damage caused by such Casualty set forth in the applicable Damage Notice is more than 30 days, then Tenant shall have the right to terminate this Lease effective as of the date of such damage by giving Landlord written notice thereof within 10 business days after Tenant's receipt of the applicable Damage Notice.

                              (c) Landlord's Rights. If a Casualty damages a
                                  -----------------
                    material portion of the Building, and Landlord makes a good faith determination that restoring the Premises would be uneconomical, or if Landlord is required to pay any insurance proceeds arising out of the Casualty to Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant, and Basic Rental hereunder shall be abated as of the date of the Casualty.

                              (d) Repair Obligation. If neither party elects to
                                  -----------------
                    terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, commence to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question.

TAXES                    16.  Tenant shall be liable for all taxes levied or
                    assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, within thirty (30) days after Tenant's receipt of written demand therefor, that part of such taxes for which Tenant is primarily liable hereunder.

EVENTS OF DEFAULT        17.  Each of the following occurrences shall constitute
                    an "Event of Default":
                        -------- -------

                              (a) Tenant's failure to pay Rent, or any other
                    sums due from Tenant to Landlord under the Lease (or any other lease executed by Tenant for space in the Building), which failure continues for three (3) days after Tenant receives written notice specifying that the applicable payment was not made when such payment was due;

                              (b) except for a failure covered by subsection
                    17.(a) above or subsection 17.(f) below, Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease (or any other lease executed by Tenant for space in the Building) where such failure continues for ten (10) days after written notice to Tenant (or, in the case of an emergency, as soon as practicable after receipt of written or telephonic notice thereof to Tenant), provided, however, that if such failure (other than an emergency situation as indicated above) is curable but cannot by its nature be cured within said ten
                    (10) day period, Tenant shall not be in default hereunder so long as Tenant commences curative action within such ten
                    (10) day period and diligently and continuously pursues the curative action so as to fully and completely cure the failure within sixty (60) days after such written notice of default, but in any event prior to the time such failure would result in a violation of applicable Laws or a default by Landlord under any Mortgage or Primary Lease;

                              (c) the filing of a petition by or against Tenant
                    (the term "Tenant" shall include, for the purpose of this Section 17.(c), any guarantor of the Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or
                    (4) for the reorganization or modification of Tenant's capital structure;

                              (d) Tenant shall desert, vacate (as defined in
                    Section 25.(s) below) or fail to occupy at least fifty percent (50%) of the Premises for a period of twelve (12) consecutive months;

                              (e) the admission by Tenant that it cannot meet
                    its obligations as they become due or the making by Tenant of an assignment for the benefit of its creditors; and

                              (f) notwithstanding Section 17.(a) and 17.(b)
                    above, the third failure (and any subsequent failure) in any twelve (12) month period of Tenant to perform, comply with, or observe any agreement or obligation of Tenant under this Lease (or any other lease executed by Tenant for space in the Building), no notice being required for any third such failure and any subsequent failures.

REMEDIES                 18.  Upon any Event of Default, Landlord may, in
                    addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions:

                              (a) Terminate this Lease by giving Tenant written
                    notice thereof, in which event, Tenant shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 19.(a), and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of "Money Rates", minus (B) the then present fair rental value of the Premises for such period, similarly discounted; or

                              (b) Terminate Tenant's right to possession of the
                    Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 19.(a), and (3) all Rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period. Landlord shall use reasonable efforts to relet the Premises on such terms and conditions as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. To the extent Landlord is obligated under Texas law to mitigate its damages following a default by Tenant under this Lease, Landlord may satisfy such obligation by retaining a real estate broker (such broker can be the same as the broker that is leasing the other space in the Building which is available for rent) and acknowledging that all portions of the Premises as available for lease; provided, however, in no event shall Landlord be obligated to lease all or any portion(s) of the Premises unless there is/are no other comparable space/spaces available for lease at the Building or any other property owned by Landlord or any Affiliate of Landlord within the City of Irving/Las Colinas. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this Section 18.(b). If Landlord elects to proceed under this Section 18.(b), it may at any time elect to terminate this Lease under Section 18.(a).

                         Additionally, without notice, Landlord may, as
                    permitted by the Texas Property Code, alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

PAYMENT BY               19.  (a)  Payment by Tenant. Upon any default by
TENANT; NON-                       -----------------
WAIVER Tenant, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default.

                              (b) No Waiver. Landlord's acceptance of Rent
                                  ---------
                    following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term or violation of any other term.

LANDLORD'S LIEN          20.  Intentionally deleted.


SURRENDER OF             21.  No act by Landlord shall be deemed an acceptance
PREMISES of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same is made in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located thereon (other than those improvements which Landlord has requested in writing that Tenant remove subject to Section 8 above) in good repair and condition, reasonable wear and tear and condemnation and fire or other casualty damage not caused by Tenant (as to which Sections 14 and 15 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant (but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord unless Landlord has requested in writing that Tenant remove the same as contemplated by the immediately following sentence). Additionally, Tenant shall, at Tenant's sole cost and expense and within thirty (30) days after Tenant's receipt of Landlord's written request for such removal, remove such alterations, additions, improvements, trade fixtures, equipment, wiring, and furniture as Landlord may request in writing. Tenant shall reasonably repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this
                    Section 21 shall survive the end of the Term.

HOLDING OVER             22.  If Tenant fails to vacate the Premises at the end
                    of the Term, then Tenant shall be a tenant at will and, in addition to all other damages (both consequential as well as direct) and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Basic Rental equal to the greater of (a) 150% of the daily Basic Rental payable during the last month of the Term, or (b) the prevailing rental rate in the Building for similar space. The provisions of this paragraph shall not in any way exclude Landlord's right of re-entry or any other right under this Lease.

CERTAIN RIGHTS           23.  Provided that the exercise of such rights does not
RESERVED BY         unreasonably interfere with Tenant's occupancy of the
LANDLORD            Premises, Landlord shall have the following rights:

                              (a) to decorate and to make inspections, repairs,
                    alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; for such purposes, to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

                              (b) to take such reasonable measures as Landlord
                    deems advisable for the security of the Building and its occupants, including without limitation searching all persons entering or leaving the Building; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Saturdays, Sundays, and holidays, subject, however, to (i) Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include by way of example, but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building, and (ii) Tenant's right, in the event Tenant leases two (2) or more full floors of the Building pursuant to one or more of the expansion rights set forth in the Exhibit G attached hereto and after delivering to Landlord a written request to have the following access rights, to enter the fire escape stairwell of the Building for the sole purpose of gaining access to another full floor occupied by Tenant, which right is contingent upon Tenant paying to Landlord, prior to the commencement of the necessary work, all costs incurred or to be incurred by Landlord in connection with providing Tenant with this access right within the Building including, without limitation, all expenses incurred or to be incurred to provide for restriction(s) to access to other floors of the Building as well as restriction(s) to access to Tenant-occupied floors;

                              (c) to change the name by which the Building is
                    designated; and

                              (d) to enter the Premises at all reasonable hours
                    (and, in the event of an emergency, at any time) for the purpose of examining or inspecting the same, to supply janitorial services and any other services to be provided by Landlord to Tenant hereunder, to show the same to prospective purchasers, lenders, or tenants, to make such alterations, repairs, improvements or additions, whether structural or otherwise, to the Premises or to the Building as Landlord may deem necessary or desirable, and to enforce any of Landlord's rights provided in this Lease. Landlord may enter by means of a master key without liability to Tenant except for any failure to exercise due care for Tenant's property and without affecting this Lease.

SUBSTITUTION             24.  (a)  From time to time during the Term, Landlord
SPACE may substitute for the Premises other space that has an area at least equal to that of the Premises (or for a portion of the Premises if all portions of the Premises are not contiguous and as long as the Substitution Space [as hereinafter defined] has an area equal to or greater than that of the portion of the Premises being substituted) and is located in the Building (the "Substitution Space"). The
                                                     ------------ -----
                    Substitution Space may contain a portion of the former Premises. Notwithstanding anything to the contrary contained in this Section 24.(a), (1) Landlord shall have no right to relocate the Premises (or any portion(s) thereof) during any period of time in which Tenant has any of the expansion rights or preferential rights to lease other space in the Building as provided in the Exhibit G attached to this
                                                ---------
                    Lease, (2) Landlord shall have no right to substitute other space in the Building for an entire floor of the Building occupied by Tenant unless the Substitution Space is also an entire floor of the Building, (3) except as provided in subpart (4) below, if Tenant occupies space on two or more entire contiguous floors of the Building and Landlord is electing to relocate one or more of such entire floors, the Substitution Space must consist of the same number of contiguous floors as are being relocated by Landlord or, if only one of such entire floors of the Building is being relocated, the Substitution Space must be contiguous to and above or below another full floor of the Building then occupied by Tenant which is not being relocated, and (4) if Tenant occupies all of the 2nd and 3rd floors of the Building or all of the 2nd, 3rd, and 4th floors of the Building, Landlord shall have no right to relocate the Premises (or any portion(s) thereof) located on such floors during the period of such occupancy by Tenant.


                              (b) If Landlord exercises such right by giving
                    Tenant notice
                    thereof (a "Substitution Notice") at least 60 days before
                                ------------ ------
                    the effective date of such substitution, then (1) the description of the Premises shall be modified accordingly; and (2) all of the terms and conditions of this Lease shall apply to the Substitution Space and the remaining portions of the Premises, if any, except that if the then unexpired balance of the Term shall be less than eighteen (18) months but not less than nine (9) months, then the Term shall be extended so that the Term shall expire on the last day of the eighteenth (18th) month following the Substitution Effective Date (defined below). Each Substitution Notice must identify the portion(s) of the Premises to be affected by the applicable substitution. Subject to adjustment as provided in the immediately following sentence, the effective date of such substitution (the "Substitution
                                                              ------------
                    Effective Date.") shall be either (i) the date specified in
                    --------------
                    the applicable Substitution Notice, or (ii) if Landlord is required to perform tenant finish work to the Substitution Space under Section 24.(c) below, the date on which Landlord tenders possession of the Substitution Space to Tenant with such tenant finish work substantially completed. However, if Landlord is delayed in performing such tenant finish work by actions or inaction of Tenant or its officers, employees, architects, consultants, contractors, workmen, mechanics, engineers, space planners or any other agents or representatives of Tenant (whether due to any requested changes to the plans and specifications for such work by Tenant or otherwise), then the Substitution Effective Date shall not be extended and Tenant shall pay Rent for the Substitution Space beginning on the date specified in the applicable Substitution Notice.

                         (c) Tenant may either accept possession of the
                    Substitution Space in its "as is" condition as of the Substitution Effective Date or require Landlord to alter the Substitution Space in such a manner so as to cause such Substitution Space (including, without limitation, the leasehold improvements therein) to be in a condition comparable to the condition, as of the date of the Substitution Notice, of the portion(s) of the Premises being substituted. Tenant shall deliver to Landlord written notice of its election within ten (10) business days after the applicable Substitution Notice has been delivered to Tenant. If Tenant fails to timely deliver notice of its election or if an Event of Default exists at the time of any such election, then Tenant shall be deemed to have elected to accept possession of the Substitution Space in its "as is" condition. If Tenant timely elects to require Landlord to alter the Substitution Space as provided by this Section, then (1) Landlord shall alter the Substitution Space in such a manner so as to cause such Substitution Space (including, without limitation, the leasehold improvements therein) to be in a condition comparable to the condition, as of the date of the Substitution Notice, of the portion(s) of the Premises being substituted, and (2) Tenant shall continue to occupy the Premises (upon all of the terms of this Lease) until the Substitution Effective Date.

                              (d) Tenant shall, on the date Landlord tenders
                    possession of the Substitution Space to Tenant (with the tenant improvements, if any are required by this Section, substantially completed), (i) move its business operations from the Premises (or the applicable portion(s) of the Premises if a partial substitution is permitted hereby) into the Substitution Space, and (ii) surrender possession of the Premises (or the substituted portion(s) thereof, if applicable) in accordance with Section 21 above. If Tenant occupies the Premises (or the substituted portion(s) thereof, if applicable) after the date Landlord tenders possession of the Substitution Space to Tenant (with the tenant improvements, if any are required by this Section, substantially completed), Tenant's occupancy of the Premises shall be a tenancy at will and, without limiting all other rights and remedies available to Landlord (including, without limitation, the filing of a forcible detainer suit), Tenant shall pay Basic Rental for the Premises (or the substituted portion(s) thereof, if applicable) as provided in Section 22 and all other Rent due therefor until such occupancy ends, and such amounts shall be in addition to the Rent due for the Substitution Space.

                              (e) If Landlord exercises its substitution right,
                    then Landlord shall, at Landlord's sole cost and expense, move Tenant's furniture, equipment, supplies and telephone equipment from the Premises (or applicable portion(s) thereof) to the Substitution Space. Landlord shall also reimburse Tenant for reprinting Tenant's stationery of the same quality and quantity of Tenant's stationery supply on hand immediately prior to Landlord's notice to Tenant of the exercise of this relocation right. If the Substitution Space contains more square footage than the Premises being relocated, and if such relocated Premises were carpeted, Landlord shall supply and install an equal amount of carpeting of the same or equivalent quality and color.

MISCELLANEOUS            25.  (a)  Landlord Transfer. Landlord may transfer, in
                                   -------- --------
                    whole or in part, the Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder, subject to Section 6.

                              (b) Landlord's Liability. The liability of
                                  ---------- ---------
                    Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable from the interest of Landlord in the Building and the Land, and Landlord shall not be personally liable for any deficiency except for the return of the Security Deposit if Landlord is not released from its liability to return the same as provided in Section 6 above. This section shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

                              (c) Force Majeure. Other than for Tenant's
                                  -------------
                    monetary obligations under this Lease and obligations which can be cured by the payment of money (e.g., maintaining insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

                              (d) Brokerage. Landlord and Tenant each warrant to
                                  ---------
                    the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Lease other than Landlord's Broker and Tenant's Broker. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.


                              (e) Estoppel Certificates. From time to time,
                                  -------- ------------
                    Tenant shall furnish to any party designated by Landlord, within ten (10) business days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request. It is expressly understood and agreed that any such certificate may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Land or by any other person to whom it is delivered. Tenant's failure to deliver such certificate within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance and that not more than one (1) months' Rent has been paid in advance. If Tenant fails to execute and deliver to Landlord any certificate required by this Section which has been delivered to Tenant for Tenant's execution within ten (10) business days after Tenant's receipt of the same, such failure shall constitute an Event of Default hereunder until such time as the required certificate has been delivered to Landlord. Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant, coupled with an interest, to execute all certificates required by this Section in the event Tenant fails to execute said certificates Within such ten (10) business day period.

                              (f) Notices. All notices and other communications
                                  -------
                    given pursuant to this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (2) hand delivered to the intended address, or (3) sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter. Notice sent by certified mail, postage prepaid, shall be effective three business days after being deposited in the United States Mail; all other notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

                              (g) Separability Gender and Number. If any clause
                                  ------------------------------
                    or provision of this Lease is illegal, invalid, or unenforceable under present or future

                    Laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable. Singular words shall connote the plural number as well as the singular and vice versa, and the masculine shall include the feminine and the neuter

                              (h) Amendments and Binding Effect. This Lease may
                                  -----------------------------
                    not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

                              (i) Quiet Enjoyment. Provided Tenant has performed
                                  ---------------
                    all of the terms and conditions of this Lease to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, subject to the terms and conditions of this Lease.

                              (j) Joint and Several Liability. If there is more
                                  ---------------------------
                    than one Tenant, then the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, then the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever.

                              (k) Captions. The captions contained in this Lease
                                  --------
                    are for convenience of reference only, and do not limit or enlarge the terms and conditions of this Lease.

                              (1) No Merger. There shall be no merger of the
                                  ---------
                    leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

                              (m) Landlord Consent. Except as expressly set
                                  ----------------
                    forth to the contrary in this Lease, any time Landlord's consent is required for Tenant to take (or fail to take) any action (including without limitation, any assignment of this Lease or subletting of all or any portion of the Premises), Landlord may withhold such consent in Landlord's sole and absolute discretion.

                              (n) No Offer. The submission of this Lease to
                                  --------
                    Tenant shall not be construed as an offer, nor shall Tenant have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

                              (o) Exhibits. All exhibits and attachments
                                  --------
                    attached hereto are incorporated herein by this reference.

                              Exhibit A     - Outline of the Initial Premises
                              Exhibit A-1   - Outline of 2nd Floor Expansion Premises
                              Exhibit A     - Outline of 4th Floor Expansion Premises
                              Exhibit B     - Building Rules and Regulations
                              Exhibit C     - Operating Expense and Tax Escalator
                              Exhibit D     - Tenant Finish Work: Allowance
                              Exhibit E     - Parking
                              Exhibit F     - Extension Options
                              Exhibit G     - Expansion Options
                              Exhibit G-1   - First 2nd Floor Expansion Option Provisions
                              Exhibit G-2   - Second 2nd Floor Expansion Option Provisions
                              Exhibit G-3   - First Right of First Opportunity for the 4th Floor
                                              Expansion Premises
                              Exhibit G-4   - First Right of First Opportunity for the 2nd Floor
                                              Expansion Premises
                              Exhibit G-5   - First Expansion Option for the 4th Floor
                                              Expansion Premises
                              Exhibit G-6   - 2nd Right of First Opportunity Provisions for the
                                              4th Floor Expansion Premises
                              Exhibit G-7   - Right of First Opportunity Provisions for the
                                              "To Be Determined" Premises
                              Exhibit H     - DTPA Waiver
                              Exhibit I     - Confidentiality
                              Exhibit J     - Letter of Credit Provisions
                              Exhibit J-1   - Extra Construction Allowance Letter of Credit
                                              Provisions
                              Exhibit K     - Arbitration Provisions Rider
                              Rider A       - Form of Initial Letter of Credit and Extra
                                              Construction Allowance LC

                              (p) Entire Agreement. This Lease constitutes the
                                  ----------------
                    entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith.

                              (q) Governing Law. This Lease and the rights and
                                  -------------
                    obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas.

                              (r) Financial Reports. Within ten (10) business
                                  -----------------
                    days after Tenant's receipt of Landlord's written request for the same, Tenant will deliver to Landlord an annual report or similar audited statement of Tenant's financial condition for Tenant's preceding fiscal year and such other financial information with respect to Tenant as Landlord may from time to time reasonably request. Except as hereinafter provided, Landlord covenants and agrees to keep such financial information of Tenant (and any financial information of guarantors, if any, of this Lease) strictly confidential and not disclose the same except as follows:
                    (a) to the extent disclosure of some or all of such financial information may be required by any Law or court order; (b) in connection with any financing sought by Landlord; (c) in connection with attempts by Landlord to sell all or any portion of its interest in the Land and/or the Building; and (d) to persons who "need to know" such as Landlord's officers, directors, employees, attorneys, accountants, advisors, consultants, financiers, partners, investors, or current or prospective lenders. If this Lease is guaranteed by other individuals, companies or institutions, Tenant agrees to concurrently deliver to Landlord an annual report or similar audited financial statement, as applicable (and any other financial information reasonably required by Landlord), of each such guarantor.

                              (s) Abandonment. Neither Tenant nor any Permitted
                                  -----------
                    Sublessee (as hereinafter defined) or Permitted Assignee (as hereinafter defined) shall vacate (as hereinafter defined), abandon or surrender all or any portion of the Premises at any time during the Term. If Tenant (or, as applicable, any Permitted Sublessee or Permitted Assignee) shall vacate or fail to occupy at least fifty percent (50%) of the Premises for a period of twelve (12) consecutive months, Landlord may, at its option, terminate this Lease with respect to any portion(s) of the Premises to the extent such portion(s) has/have been vacated (as hereinafter defined) or is/are no longer occupied. Such partial termination of this Lease shall be done by delivering written notice of such termination to Tenant (or, as applicable, such Permitted Sublessee or Permitted Assignee) prior to the date, if any, on which Tenant re-occupies and/or is deemed to have no longer vacated the applicable portion(s) of the Premises, and such written notice of termination shall specify the date or dates on which such termination shall be effective; provided, however, Tenant shall have the right, within ten
                    (10) days after its receipt of such written termination notice, to re-occupy at least 50% of the Premises in which case Landlord's termination notice shall be of no force or effect. Tenant shall have the burden of proving that, within such ten (10) day period, Tenant has no longer vacated and/or is then occupying at least 50% of the Premises. Notwithstanding anything to the contrary contained in this Lease, Tenant may, in connection with any Permitted Transfer, vacate and abandon all or any portion of the Premises for a period of time not to exceed fifteen (15) days. As used herein, the term "Permitted Transfer" shall
                                                    ------------------
                    mean (1) any Transfer after Tenant's receipt of Landlord's prior written consent thereto, and (2) any Permitted Transfer Without Landlord Consent, and the term "Permitted
                                                                     ---------
                    Transferee" shall mean any sublessee or assignee in
                    ----------
                    connection with a Permitted Transfer. As used herein, the term "Permitted Sublessee" shall mean either (A) a sublessee
                          -------------------
                    in connection with a subletting of all or any portion of the Premises after Tenant's receipt of Landlord's prior written consent thereto, or (B) a sublessee in connection with a Permitted Transfer Without Landlord Consent (as defined in
                    Section 10.(g) above), and the term "Permitted Assignee"
                                                         ------------------
                    shall mean either (y) an assignee in connection with an assignment of all or any portion of Tenant's interest in the Lease after Tenant's receipt of Landlord's prior written consent thereto, or (z) an assignee in connection with a Permitted Transfer without Landlord Consent (as defined in
                    Section 10.(g) above). After the expiration of the above-described ten (10) day period, Landlord may re-enter the Premises or such vacated or unoccupied portion or portions thereof that in total exceed fifty percent (50%) of the Premises for purposes of marketing the same and making the same ready for a new tenant at any time after being vacated or no longer occupied, but Landlord shall in no event be deemed to have terminated this Lease (either in its entirety or as to the applicable vacated or unoccupied portion or portions of the Premises) by taking any such actions. If Landlord terminates this Lease as to less than the entire Premises in accordance with this Section 25.(s) (i.e., after the expiration of the above-referenced 10 day period), Landlord and Tenant (or, as applicable, such Permitted Assignee) shall, within fifteen (15) days thereafter, execute an amendment to this Lease evidencing such partial termination and such other amendments to this Lease as are necessary (including, without limitation, the applicable decrease in Basic Rental and Tenant's Proportionate Share and Tenant's or such Permitted Assignee's agreement to pay to Landlord an amount equal to the lesser of [i] 50% of the costs and expenses incurred by Landlord in connection with the construction of any demising wall between the remaining Premises and the recaptured portion(s) of the Premises, and [ii] the sum of all Basic Rental and Additional Rental attributable to the recaptured portion(s) of the Premises for the period beginning on the date of recapture until the scheduled expiration date of the Lease, such payment to be made within 15 days after the applicable party's receipt of written invoice(s) evidencing such costs and expenses). If Tenant (or any Permitted Sublessee or Permitted Assignee) shall (a) after January 1, 2000, vacate or fail to occupy the entire Premises or at least fifty percent (50%) of the Premises for a period of twelve (12) consecutive months and the foregoing continue after the expiration of the above-described 10 day period, (b) surrender (whether at the end of the Term or otherwise) the entire Premises or all or any substantial portion thereof, or (c) be dispossessed by process of law, or otherwise, of all or any portion or portions of the Premises, then any personal property belonging to Tenant or such Permitted Sublessee or Permitted Assignee and left in any such vacated or unoccupied portion or portions of the Premises shall, at Landlord's option, be deemed abandoned. Such personal property may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant or such Permitted Sublessee or Permitted Assignee, as applicable, and without any obligation to account for such property. As used herein, the terms "vacate" and "vacated" shall mean to conduct, during the normal business hours of the Building, Tenant's (or any Permitted Sublessee's or Permitted Assignee's) activities within any portion(s) of the Premises such that the applicable portion(s) of the Premises is/are being occupied by less than one (1) person per one thousand (1000) net rentable square feet contained therein. The provisions of this Section 25.(s) shall survive the expiration or earlier termination of this Lease.

                              (t) Signs. Except as otherwise permitted by this
                                  -----
                    Section 25.(0, Tenant shall not install, paint, display, inscribe, place or affix any sign, picture, advertisement, notice, lettering or direction on any part of the outside of the Building or in the interior of the Premises or other portion of the Building which is visible from the outside of the Building. Landlord will prescribe a uniform pattern of identification signs for Tenant to be placed on the outside of the Premises and in the directory of tenants of the Building located in the lobby thereof and, other than such identification signs, Tenant shall not install, paint, display, inscribe, place or affix, or otherwise attach, any sign, picture, advertisement, notice, lettering or direction on the outside of the Premises for exterior view without the prior written consent of Landlord. Any sign, picture, advertisement, notice, lettering or direction installed, painted, displayed, inscribed, placed, affixed or otherwise attached on the outside of the Premises or on any part of the outside of the Building by Tenant without the prior written consent of Landlord may be removed by Landlord at Tenant's expense. If Landlord installs a multi-tenant monument sign outside of the Building on the Land, at such time(s) as Tenant occupies 45,690 rentable square feet or more of space in the Building, Landlord shall, at Landlord's sole cost and expense and to the extent permitted by the City of Irving, the Las Colinas Association and any other governmental authority with jurisdiction over the Land, the Building and/or such signage, identify Tenant on such multi-tenant monument sign. The location on such monument sign of Tenant's identification listing shall be determined by Landlord in Landlord's sole and absolute discretion. Additionally, such identification listing shall be composed of the same sign materials as is then found on such monument sign. The foregoing shall in no way be deemed an agreement by, or an obligation of, Landlord to install any such multi-tenant monument sign.

SPECIAL PROVISIONS       26.  Letter of Credit. Contemporaneously with its
                              ----------------
                    delivery of executed originals of this Lease, Tenant shall deliver to Landlord the Initial Letter of Credit (as defined in the Exhibit J attached hereto)
                           ---------

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF, DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     DATED as of the date first written above.



                              LANDLORD:

                              PEMBROKE REAL ESTATE, INC.


                              By: /s/ Richard Backer
                                  -------------------------

                              Name:   Richard Backer
                                    -----------------------

                              Title:  Sr. Vice President
                                     ----------------------

                              TENANT:

                              SCIENT CORPORATION, a California corporation

                              By: /s/ [illegible signature]
                                  -------------------------

                              Name:
                                    -----------------------

                              Title:
                                     ----------------------

                                   EXHIBIT A

                        Outline of the Initial Premises
                        -------------------------------

                                  #EXHIBIT A-1


                  Outline of the 2nd Floor Expansion Premises
                  -------------------------------------------




                                     A-1-1

                                  EXHIBIT A-2
                                  -----------

                  Outline of the 4th Floor Expansion Premises
                  -------------------------------------------



                                     A-2-1

                                   EXHIBIT B

                         BUILDING RULES AND REGULATIONS
                         ------------------------------

     The following rules and regulations shall apply to the Premises, the Building, the parking garage associated therewith, the Land and the appurtenances thereto:

     1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

     2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

     3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by Building maintenance personnel. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

     4. Landlord shall provide and maintain an alphabetical directory for all tenants in the main lobby of the Building.

     5. Landlord shall provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlord's prior written consent. Landlord shall furnish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant shall make a duplicate thereof.

     6. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

     7. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

     8. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

     9. Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Tenants shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel.

     10. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons approved by Landlord.

     11. Tenant shall not make or permit any improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

     12. No machinery of any kind (other than normal office equipment) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance.

     13. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

     14. No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord.

     15. All mail chutes located in the Building shall be available for use by Landlord and all tenants of the Building according to the rules of the United States Postal Service.

                                   EXHIBIT C

                      OPERATING EXPENSE AND TAX ESCALATOR
                      -----------------------------------

     1. Tenant shall pay an amount (per each rentable square foot in the Premises) equal to the excess ("Excess") from time to time of actual Basic Cost
                                ------
(as hereinafter defined) per rentable square foot in the Building over the actual Basic Cost per rentable square foot in the Building paid or incurred for calendar year 1999 (the "Expense Stop"). Landlord may collect such amount in a
                         ------------
lump sum, to be due within 30 days after Landlord furnishes to Tenant the Annual Cost Statement. Alternatively, Landlord may make a good faith estimate of the Excess to be due by Tenant for any calendar year or part thereof during the Term, and, unless Landlord delivers to Tenant a revision of the estimated Excess, Tenant shall pay to Landlord, on January l, 2000 and on the first day of each calendar month thereafter, an amount equal to the estimated Excess for such calendar year or part thereof divided by the number of months in such calendar year during the Term. If Landlord thereafter fails to give Tenant notice of the monthly estimated payments of Excess for a new calendar year, Tenant shall continue making monthly estimated payments in accordance with the estimate for the previous calendar year until a new estimated monthly payment amount is provided to Tenant. From time to time during any calendar year, Landlord may estimate and re-estimate the Excess to be due by Tenant for that calendar year and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Excess payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Excess as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment pursuant to Paragraph 3 of this Exhibit when actual Basic Cost is available for each calendar year.

     2.   For the purposes of this Exhibit and the foregoing Lease, the term

"Basic Cost" shall mean all expenses and disbursements of every kind (subject to
-----------
the limitations set forth below) which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation, and maintenance of the Building (including the associated parking facilities), determined in accordance with generally accepted federal income tax basis accounting principles consistently applied, including but not limited to the following:

          (a) Wages and salaries (including management fees) of all employees engaged in the operation, repair, replacement, maintenance, and security of the Building, including taxes, insurance and benefits relating thereto;

          (b) All supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building;

          (c) Annual cost of (i) all capital improvements made to the Building which are minor in nature (i.e., cost less than $10,000.00), and (ii) all capital improvements which, although capital in nature, can reasonably be expected to reduce the Basic Cost, as well as all capital improvements made in order to comply with any applicable Laws or to prevent the interruption of any Landlord Services, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion (without regard to the period over which such improvements may be depreciated or amortized for federal income tax purposes);

          (d) Cost of all utilities, other than the cost of utilities actually reimbursed to Landlord by the Building's tenants (including Tenant under Section 7.(b) of this Lease);

          (e) Cost of any insurance or insurance related expense applicable to the Building and Landlord's personal property used in connection therewith;

          (f) Cost of repairs, replacements, and general maintenance of the Building, other than repair, replacement, and general maintenance of the roof, foundation and exterior walls of the Building;

          (g) Cost of service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building (including, without limitation, alarm service, window cleaning, and elevator maintenance); and

          (h)  [Intentionally deleted].

There are specifically excluded from the definition of the term "Basic Cost" costs (1) for capital improvements made to the Building, other than capital improvements described in subparagraph 2.(c) of this Exhibit and except for items which, though capital for accounting purposes, are properly considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (2) for repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant; (3) for interest, amortization or other payments on loans to Landlord; (4) for depreciation of the Building; (5) for leasing commissions; (6) for legal expenses, other than those incurred for the general benefit of the Building's tenants (e.g., tax disputes); (7) for renovating or otherwise improving space for occupants of the Building or vacant space in the Building;
(8) for correcting defects in the construction of the Building; (9) for overtime or other expenses of Landlord in curing defaults or performing work expressly provided in this Lease to be borne at Landlord's expense; and (10) for federal income taxes imposed on or measured by the income of Landlord from the operation of the Building.

     3. The Annual Cost Statement shall include a statement of Landlord's actual Basic Cost for the previous year adjusted as provided in Paragraph 4 of this Exhibit. If the Annual Cost Statement reveals that Tenant paid more for Basic Cost than the actual Excess in the year for which such statement was prepared, then Landlord shall credit or reimburse Tenant for such excess within 30 days after delivery of the Annual Cost Statement; likewise, if Tenant paid less than the actual Excess, then Tenant shall pay Landlord such deficiency within 30 days after delivery of the Annual Cost Statement.

     4. With respect to any calendar year or partial calendar year in which the Building is not occupied to the extent of 95% of the rentable area thereof, the Basic Cost for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Building been occupied to the extent of 95% of the rentable area thereof.

     5. Tenant shall pay an amount (per each rentable square foot in the Premises) equal to the excess ("Tax Excess") from time to time of actual Taxes (as hereinafter defined) per rentable square foot in the Building over the actual Taxes per rentable square foot in the Building paid or incurred for calendar year 1999 (the "Tax Expense Stop"). Landlord may collect such amount in
                         ----------------
a lump sum, to be due within 30 days after Landlord furnishes to Tenant the Annual Cost Statement. Alternatively, Landlord may make a good faith estimate of the Tax Excess to be due by Tenant for any calendar year or part thereof during the Term, and, unless Landlord delivers to Tenant a revision of the estimated Tax Excess, Tenant shall pay to Landlord, on January 1, 2000 and on the first day of each calendar month thereafter, an amount equal to the estimated Tax Excess for such calendar year or part thereof divided by the number of months in such calendar year during the Term. If Landlord thereafter fails to give Tenant notice of the monthly estimated payments of Excess for a new calendar year, Tenant shall continue making monthly estimated payments in accordance with the estimate for the previous calendar year until a new estimated monthly payment amount is provided to Tenant. From time to time during any calendar year, Landlord may estimate and re-estimate the Tax Excess to be due by Tenant for that calendar year and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Tax Excess payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Tax Excess as estimated by Landlord. For the purposes of this Exhibit and the foregoing Lease, the term "Taxes" shall mean all taxes and assessments and governmental charges
          -----
whether federal, state, county or municipal, and whether they be by taxing or management districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building (or its operation), and the grounds, parking areas, driveways, and alleys around the Building including, without limitation, real estate taxes, personal property taxes, sewer rents, water rents, general or special assessments, and duties or levies charged or levied upon or assessed against the Building and/or the Land or any portion thereof and personal property, transit taxes, all costs and expenses (including legal fees and court costs) incurred, charged, and/or assessed against Landlord, for the evaluation, protest or reduction of property taxes or assessments in connection with the Building and/or the Land, or any tax or excise on rent or any other tax (however described) on account of rental received for use and occupancy of any or all of the Building, whether any such taxes are imposed by the United States of America, the State of Texas, the County of Dallas, or any local governmental municipality, authority or agency or any political subdivision of any thereof, but excluding, however, (i) federal and state taxes on income, and (ii) net amounts paid to the Dallas County Utility & Reclamation District (such amounts are herein collectively referred to as "DCURD Taxes") which are due as provided
                                        -----------
below; provided, however, if the present method of taxation changes so that in lieu of the whole or any part of any Taxes levied on the Land and/or the Building, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for the purposes hereof.

     6. Tenant shall pay an amount (per each rentable square foot in the Premises) equal to the excess (the "DCURD Excess") from time to time of (a)
                                    ------------
actual DCURD Taxes per net rentable square foot in the Building over (b) the actual DCURD Taxes per rentable square foot in the Building paid or incurred for calendar year 1999 (the "DCURD Expense Stop"); provided, however, that during
                         ------------------
the initial Term only and only with respect to (1) the Initial Premises, (2) the 2nd Floor Expansion Premises (as defined in the Exhibit G attached to this Lease) if Tenant has exercised the First Expansion Option (as defined in Exhibit
G) by July 1, 2000, and (3) the 4th Floor Expansion Premises (as defined in the Exhibit G attached to this Lease) if Tenant has exercised the Fourth Floor Expansion Option (as defined in Exhibit G) by January 1, 2001, the amount of actual DCURD Taxes to be used in subparts (a) and (b) of this Paragraph 6 for the purpose of calculating the DCURD Excess shall not exceed the amount (on a per net rentable square foot in the Building basis) of DCURD Taxes assessed based on a DCURD tax rate of $3.00 per $100.00 of property value. By way of example only:

          (a) If the Waterway Tower DCURD tax bill for 1999 is $330,000.00, then such amount would be Tenant's DCURD Expense Stop.

          (b) If the DCURD tax rate per $100.00 of value increases to $2.75 per $100.00 of value in 2000 causing the DCURD Taxes in 2000 to increase to $340,000.00, and assuming that Tenant is then only leasing the Initial Premise, then Tenant would pay its proportionate share of the $10,000.00 increase, resulting in a DCURD Excess payment in 2000 that is equal to the following amount:

          22,845/221,941 = 10.293% x $10,000.00 = $1,029.30

          (c) However, if the DCURD tax rate per $100.00 of value increases to $3.25 per $100.00 of value in 2000 causing the DCURD Taxes in 2000 to increase to $360,000.00, and again assuming that Tenant is then only leasing the Initial Premises, then Tenant would pay its proportionate share of such increase, up to the $3.00 per $100.00 cap amount, as follows:


          DCURD Expense Stop:                     $330,000.00

          DCURD Taxes @ $3.00 cap on tax rate:    $350,000.00

          DCURD Taxes @actual $3.25 tax rate:     $360,000.00

          (A)   $350,000.00 - $330,000.00 = $20,000.00

          (B)   $360,000.00 - $350,000.00 = $10,000.00

          Result:
          -------

                (1) Tenant's Proportionate Share = 10.293% x $20,000 (A)= $2,058.00.


                (2) Landlord excludes the tax of $10,000 (B) for Tenant's escalation purposes.

          PLEASE NOTE THAT THE NUMBERS SET FORTH ABOVE ARE NOT ESTIMATES OR ACTUALS OF THE DCURD TAXES, BUT ARE INSTEAD "PLUG" NUMBERS IN AN EFFORT TO SHOW THE MECHANICS OF THE "CAP" BEING PROVIDED TO TENANT AS PROVIDED HEREBY.

     7. With respect to any period of time after the initial Term of this Lease (i.e., any renewal terms in the event Tenant exercises one or more of the extension options set forth in Exhibit F), Landlord shall provide a new "cap" on the amount of DCURD Taxes used to calculate the DCURD Excess payable with respect to the portion(s) of the Premises that the $3.00 DCURD tax rate cap applied; provided, however, in no event shall such "cap" be less than the "cap" applicable to such DCURD Taxes with respect to the Initial Premises and, if applicable, the 2nd Floor Expansion Premises and the 4th Floor Expansion Premises (such cap to be in effect during any renewal terms is referred to as the "DCURD Taxes Cap"). Landlord shall also provide a new "cap" on the amount of
     ---------------
DCURD Taxes used to calculate the DCURD Excess payable with respect to the 2nd Floor Expansion Premises in the event that Tenant expands into such premises pursuant to the Second Expansion Option (as defined in Exhibit G), and this "cap" will also not be less than the "cap" applicable to DCURD Taxes with respect to the Initial Premises and, if applicable, the 4th Floor Expansion Premises.

     8. Landlord may collect the DCURD Excess in a lump sum, to be due within 30 days after Landlord furnishes to Tenant the Annual Cost Statement. Alternatively, Landlord may make a good faith estimate of the DCURD Excess to be due by Tenant for any calendar year or part thereof during the Term, and, unless Landlord delivers to Tenant a revision of the estimated DCURD Excess, Tenant shall pay to Landlord, on January 1, 2000 and on the first day of each calendar month thereafter, an amount equal to the estimated DCURD Excess for such calendar year or part thereof divided by the number of months in such calendar year during the Term. If Landlord thereafter fails to give Tenant notice of the monthly estimated payments of Excess for a new calendar year, Tenant shall continue making monthly estimated payments in accordance with the estimate for the previous calendar year until a new estimated monthly payment amount is provided to Tenant. From time to time during any calendar year, Landlord may estimate and re-estimate the DCURD Excess to be due by Tenant for that calendar year and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of DCURD Excess payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the DCURD Excess as estimated by Landlord.

                                   EXHIBIT D

                         TENANT FINISH-WORK: ALLOWANCE
                         -----------------------------

     1. If the Premises have heretofore been occupied by any prior tenant, then except as set forth in this Exhibit, Tenant accepts the Premises in their "as is" condition on the date that this Lease is entered into.

     2. On or before June 15, 1999, Tenant shall provide to Landlord for its approval final working drawings, prepared by an architect that has been approved by Landlord (which approval shall not be unreasonably withheld or delayed), of all improvements that Tenant proposes to install in the Initial Premises; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this
Exhibit in accordance with all applicable Laws. Further, if any of Tenant's proposed construction work will affect the Building's HVAC, electrical, mechanical, or plumbing systems, then the working drawings pertaining thereto shall be prepared by the Building's engineer of record, whom Tenant shall at its cost engage for such purpose. Landlord's approval of such working drawings shall not be unreasonably withheld, provided that (a) they comply with all applicable Laws, (b) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (c) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by the Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, "Working Drawings" shall
                                                      ----------------
mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Work" shall mean all improvements to
                                           ----
be constructed in accordance with and as indicated on the Working Drawings. Approval by Landlord of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use, purpose, or condition, or that such drawings comply with any applicable law or code, but shall merely be the consent of Landlord to the performance of the Work. Tenant shall, at Landlord's request, sign the Working Drawings to evidence its review and approval thereof. All changes in the Work must receive the prior written approval of Landlord, and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with an accurate, reproducible "as-built" plan (e.g., sepia) of the improvements as constructed, which plan shall be incorporated into this Lease by this reference for all purposes.

     3. The Work shall be performed only by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld. All contractors and subcontractors shall be required to procure and maintain (a) insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require and (b) payment and performance bonds covering the cost of the Work and otherwise reasonably satisfactory to Landlord. Certificates of such insurance, with paid receipts therefor, and copies of such bonds must be received by Landlord before the Work is commenced. The Work shall be performed (i) in a good and workmanlike manner that is free of defects and is in strict conformance with the Working Drawings, (ii) in such a manner and at such times as to maintain harmonious labor relations and not to interfere with or delay Landlord's other contractors, the operation of the Building, and the occupancy thereof by other tenants, and (iii) in such a manner so that, upon its Substantial Completion, Tenant will be able to occupy the applicable portion(s) of the Premises. All contractors and subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Work (e.g., elevators, excess electricity, etc.).

     4. Landlord shall cooperate with Tenant and Equis Corporation to cause the Work to be commenced as soon as practicable after Landlord's approval of the Working Drawings and to be substantially completed on or before the target date of January 1, 2000. Tenant agrees to similarly cooperate with Landlord and its managing agent during and in connection with the construction of the Work (including, without limitation, moving out of the applicable non-finished-out portions of the Initial Premises into the finished-out portions of the Initial Premises as the Work in such finished-out portions of the Initial Premises is substantially completed and such portions become available for occupancy by Tenant) to cause the Work to be substantially completed on or before the target date of January 1, 2000.

     5. Tenant shall bear the entire cost of performing the Work (including, without limitation, the Construction Fees [as defined in Paragraph 7 below], costs in connection with the design of the Work and preparation of the Working Drawings, costs of construction labor and materials, electrical usage during construction, additional janitorial services, general tenant signage, related taxes and insurance costs, all of which costs are herein collectively called the "Total Construction Costs") in excess of the Construction Allowance (hereinafter
 -------------------
defined), the Space Plan Allowance (hereinafter defined) and the Plan Revisions Allowance (hereinafter defined). Upon approval of the Working Drawings and selection of a contractor, Tenant shall promptly (a) execute a work order agreement prepared by Landlord which identifies such drawings, itemizes the Total Construction Costs and sets forth the Construction Allowance, the Space Plan Allowance and the Plan Revisions Allowance, and (b) if applicable, pay to Landlord the amount by which the estimated Total Construction Costs exceed the Construction Allowance, the Space Plan Allowance and the Plan Revisions Allowance (such excess is herein referred to as the "Estimated Construction
                                                     ----------------------
Excess"). Once the Work has been Substantially Completed and before Tenant occupies the applicable portion of the Initial Premises, Tenant shall pay to Landlord an amount equal to the Total Construction Costs (as adjusted for any approved changes to the Work), less (1) the amount of the payments already made by Tenant pursuant to this Paragraph 5, (2) the amount of the Construction Allowance, the Space Plan Allowance and the Plan Revisions Allowance, and (3) the cost reasonably estimated by Landlord for completing all punch-list items; finally, upon completion of the punch-list items, Tenant shall pay to Landlord the costs incurred in completing the same.

     6. Landlord shall provide to Tenant a construction allowance (the "Construction Allowance") equal to the lesser of (a) $15.00 per rentable square
 ----------------------
foot in the Premises, or (b) the Total Construction Costs, as adjusted for any approved changes to the Work; provided, however, because Equis Corporation is managing the performance of the Work, Tenant shall, not become entitled to full credit for the Construction Allowance, the Space Plan Allowance and the Plan Revisions Allowance until the Work has been Substantially Completed and Tenant has caused to be delivered to Landlord (1) all invoices from contractors, subcontractors, and suppliers evidencing the cost of performing the Work, together with lien waivers from such parties, (2) a certificate of occupancy from the appropriate governmental authority, if applicable to the Work, or evidence of governmental inspection and approval of the Work, and (3) evidence reasonably satisfactory to Landlord of the amount of costs, if any, incurred by Tenant in connection with the preparation of the Working Drawings and any revisions to the Working Drawings after the preparation of the initial plans approved by Landlord (i.e., evidence needed in connection with determining the amount of credit to be provided Tenant utilizing the Space Plan Allowance and the Plan Revisions Allowance). Notwithstanding anything to the contrary contained in this Exhibit, if the Total Construction Costs are less than $342,675.00 and Tenant has become entitled to a credit of more than $296,985.00 (i.e., $13.00 per rentable square foot in the Initial Premises) toward the construction of standard building improvements utilizing the Construction Allowance (the difference between $342,675.00 and the amount of the Construction Allowance utilized by Tenant in excess of $296,985.00 is herein referred to as the "Available Unused Allowance"), Tenant shall have the right, after the Work
     --------------------------
has been Substantially Completed and Tenant has begun to occupy all of the Initial Premises, to direct Landlord in writing to apply the amount of the Available Unused Allowance as a credit against the next due installment(s) of Basic Rental due under this Lease until such time as the full amount of the Available Unused Allowance has been credited against such installment(s).

     7. The $15.00 per rentable square foot amount provided above may be increased by up to $10.00 per rentable square foot at Tenant's written request therefor; provided, however, Basic Rental shall then be increased as provided in the following sentence based on the actual amount of extra construction allowance (the "Extra Construction Allowance") provided to Tenant by Landlord
                ----------------------------
after Landlord's receipt of Tenant's written request therefor. In the event Landlord provides Tenant with all or any of the Extra Construction Allowance, Basic Rental shall be increased by the amount which is necessary to fully amortize the actual amount of the Extra Construction Allowance provided to Tenant using a sixty (60) month term and a ten percent (10%) per annum interest rate factor. By way of example only, if the actual amount of the Extra Construction Allowance provided to Tenant was $45,690.00 (i.e., $2.00 per rentable square foot in the Premises), then the monthly Basic Rental due under this Lease for the Initial Premises would be increased by $970.78, thus increasing the Basic Rental payable for the Initial Premises to $45,708.91. Except as expressly provided in this Exhibit to the contrary, any Extra Construction Allowance not used for the Work by January 1, 2000 shall be forfeited and may not be used for any other purposes except as expressly provided in this Exhibit to the contrary. Prior to the date on which Landlord has notified Tenant that Landlord anticipates the construction of the Work to commence, Tenant shall deposit with Landlord an irrevocable letter of credit (such required letter of credit is referred to a the "Extra Construction
                                                      ----- ------------
Allowance LC") in an amount equal to the amount, as reasonably estimated by
------------
Landlord, equal to the Extra Construction Allowance to be provided to Tenant by Landlord based on Landlord's review of the Working Drawings and the bid or bids for the construction of the Work (the date on which Landlord receives such irrevocable letter of credit is referred to as the "Extra Construction Allowance
                                                    ----------------------------
LC Delivery. Date"). Landlord shall, at least ten (10) days prior to the date on
-----------  ----
which Landlord anticipates the construction of the Work to commence, notify Tenant in writing of the required initial amount of the Extra Construction Allowance LC. The rights and obligations of the parties with respect to this letter of credit shall be governed by the Exhibit J-1 attached to the Lease.

     8. Landlord or its Affiliate or agent shall supervise the Work, make disbursements required to be made to the contractor, and act as a liaison between the contractor and Tenant and coordinate the relationship between the Work, the Building, and the Building's systems. In consideration for Landlord's construction supervision services, Tenant shall pay to Landlord a construction supervision fee equal to three percent (3%) of the Total Construction Costs (the "LaSalle Fee"). Tenant's project manager, Equis Corporation, is managing the
 -----------
performance of the Work and will participate in the coordination, bidding and management of all phases of the construction thereof. In consideration of such services, Tenant shall pay Equis Corporation a construction management fee equal to five percent (5%) of the Total Construction Costs (the "Equis Fee"). The
                                                           ---------
supervision and management fees described above are herein referred to as the "Construction Fees"). Notwithstanding the foregoing, the LaSalle Fee and the
------------------
Equis Fee shall each be reduced by an amount equal to 50% of the costs of the Work attributable to modifications to the Initial Premises necessary to cause the same to comply with applicable Disability Laws (as defined in Section 8.(a) of the Lease) including, without limitation, the Americans With Disabilities Act of 1990 (such costs are herein referred to as the "ADA Compliance Costs"). If
                                                   --------------------
the amount of the ADA Compliance Costs exceeds the amount of the Construction Fees, Jones Lang LaSalle Management Services, Inc. and Equis Corporation shall each pay to Tenant, within thirty (30) days after the

Work has been Substantially Completed and Tenant has begun to occupy all of the Initial Premises, an amount equal to 50% of such excess amount; provided, however, in lieu of paying Tenant its 50% share of such excess amount, Equis Corporation may elect pursuant to its written brokerage commission agreement with Landlord to reduce its brokerage commission payable by Landlord in an amount equal to its 50% share of such excess amount. If, and only if, Equis Corporation so reduces its brokerage commission payable by Landlord, then Landlord shall pay to Tenant an amount equal to such reduction in the brokerage commission.

     9. To the extent not inconsistent with this Exhibit, Section 8.(a) of this Lease shall govern the performance of the Work and the Landlord's and Tenant's respective rights and obligations regarding the improvements installed pursuant thereto.

     10. In addition to the Construction Allowance, Landlord shall provide to Tenant (i) an allowance (the "Space Plan Allowance") equal to $1,599.15 (i.e.,
                              --------------------
$0.07 per rentable square feet of space in the Initial Premises) to be used to pay for costs incurred in connection with the preparation of the Working Drawings, and (ii) an allowance (the "Plan Revisions Allowance") equal to
                                      ------------------------
$685.35 (i.e., $0.03 per rentable square feet of space in the Initial Premises) to be used to pay for costs incurred in connection with any revisions to the Working Drawings after the preparation of the initial plans approved by Landlord.

                                   EXHIBIT E

                                    PARKING
                                    -------

     Except as otherwise provided to the contrary in this Exhibit E, Tenant shall be permitted to use ninety-one (91) undesignated vehicular parking spaces (collectively, the "Initial Garage Parking Spaces") in the parking garage
                    -----------------------------
associated with the Building (the "Waterway Parking Garage") during the initial
                                   -----------------------
Term at such rates and subject to such terms, conditions and regulations as are from time to time charged or applicable to patrons of the Waterway Parking Garage including, without limitation, the right of Landlord to periodically confirm the number of assigned parking cards and the identity of the persons to whom such cards have been assigned, the right of Landlord to charge Tenant for all parking cards provided to Tenant (other than parking cards for the Initial Garage Parking Spaces) at a current rate of $18.00 per card, and the right to confirm that Tenant's employees are not using the non-employee designated visitor parking areas and, if such employees are using such non-employee designated parking areas, Landlord shall have the right to enforce established Building parking policies and regulations. Such parking has been allocated by Landlord in the Waterway Parking Garage on a first come - first served basis in an amount equal to one non-reserved and non-exclusive space per 250 net rentable square feet of the Premises (the "Initial Parking Ratio"). All of the Initial
                                  ---------------------
Garage Parking Spaces will be undesignated and unreserved parking spaces (collectively, the "Unreserved Spaces"). Subject to availability and provided
                    -----------------
that no Event of Default has occurred and is continuing and no event has occurred and is continuing which with the passage of time or the giving of notice, or both, would constitute an Event of Default, Tenant shall have the right during the initial Term to convert up to eight percent (8%) of the Unreserved Spaces in the Waterway Parking Garage to reserved parking spaces by giving Landlord written notice thereof and paying the monthly parking charges required hereby (such converted Unreserved Spaces are herein collectively referred to as the "Reserved Spaces"). Tenant shall pay $20.00 (plus all
                    ---------------
applicable taxes) per month per space for each of the Unreserved Spaces. Tenant shall pay $75.00 (plus all applicable taxes) per month per space for each of the Reserved Spaces. If, for any reason, Landlord fails or is unable to provide, or Tenant is not permitted to use, all or any portion of the parking spaces to which it is entitled hereunder, then Tenant's obligation to pay for such spaces shall be abated for so long as Tenant does not have the use thereof; this abatement shall be in full settlement of all claims that Tenant might otherwise have against Landlord because of Landlord's failure or inability to provide Tenant with such parking spaces. If Tenant sublets any portion of the Premises or assigns any of its interest in this Lease, then, if applicable, the parking spaces allocated to Tenant pursuant to this Exhibit (including, without limitation, any Unreserved Other Spaces [as hereinafter defined]) shall be reduced from the number of spaces based on the Initial Parking Ratio to a number of parking spaces equal to the number of spaces to be allocated to Tenant based on the Building standard ratio of parking space per rentable square foot as established by Landlord at the time of such assignment or subletting for non-reserved and reserved spaces (and, if applicable, with the number of Unreserved Spaces and Unreserved Other Spaces being adjusted to reflect a ratio comparable to the ratio of Unreserved Spaces to Unreserved Other Spaces at the time of such decrease). At such time as the net rentable square foot of floor area of the Premises increases or decreases, the number of parking spaces allocated to Tenant pursuant to this Exhibit shall be increased or decreased, as applicable, based on a ratio of one (1) parking space per two hundred fifty (250) net rentable square feet of space within the Premises (and, if applicable, with the number of Unreserved Spaces and Unreserved Other Spaces being adjusted to reflect a ratio comparable to the ratio of Unreserved Spaces to Unreserved Other Spaces at the time of such increase or decrease in the net rentable square foot of floor area of the Premises). All parking is subject to space availability and Landlord shall designate the location of all reserved parking spaces.

     During the initial Term and any renewals thereof, Landlord shall have the right from time to time to re-allocate the number of Unreserved Spaces based on the following ratios (each based on the number of net rentable square feet of space in the Premises):

     3.1 per 1,000 in the Waterway Parking Garage and 0.9 per 1,000 at another location or locations designated by Landlord which is/are in close proximity to the Building (each an "Other Parking Area" and collectively
                                         ------------------
     the "Other Parking Areas").
          -------------------

     In connection with any such re-allocation, Landlord must grant to Tenant a non-exclusive license (subject to revocation only upon a termination of this Lease or a termination of Tenant's right of possession of the Premises or upon any reduction in the number of Unreserved Other Spaces as provided in this Exhibit) to use an equal number of undesignated and unreserved parking spaces in the Other Parking Areas (each an "Unreserved Other Space" and collectively the
                                  ---------- -----------
"Unreserved Other Spaces"). Landlord shall exercise this right by giving Tenant
 -----------------------
written notice thereof (a "Re-Allocation Notice"). Each Re-Allocation Notice
                           --------------------
shall indicate the number of Unreserved Spaces to be relocated to the Other Parking Area or Other Parking Areas. Any reduction of the number of Unreserved Spaces (and the effective date of Tenant's non-exclusive license to use the comparable number of Unreserved Other Spaces) shall be effective on the first day of the first full calendar month following the date of Tenant's receipt of the applicable Re-Allocation Notice. Tenant shall pay to Landlord all required parking fees (plus all applicable taxes) for the Unreserved Other Spaces (Landlord shall attempt to secure a parking rate for the Unreserved Other Spaces that is similar to the rate payable for the Unreserved Spaces) and stop paying the parking fee for re-allocated Unreserved Spaces at the Waterway Parking Garage. Upon Tenant's return to Landlord's property manager of the parking card(s) for any

Unreserved Spaces "recaptured" by Landlord as provided in this Exhibit, Landlord shall provide, at Tenant's sole cost and expense, a like number of parking card(s) for each of the Unreserved Other Spaces that will be replacing such re-allocated Unreserved Spaces. Parking in the Other Parking Areas shall be subject to such terms, conditions and regulations as are from time to time applicable to persons parking in the Other Parking Areas. All parking in the Other Parking Areas is subject to space availability.

     During the initial Term and any renewals thereof, Landlord shall have the right from time to time to relocate one or more of Unreserved Other Spaces from the applicable Other Parking Area(s) to the Waterway Parking Garage by giving Tenant written notice thereof (a "Relocation Notice"). Each Relocation Notice
                                  -----------------
shall indicate the number of Unreserved Other Spaces to be relocated to the Waterway Parking Garage. Any relocation of one or more of the Unreserved Other Spaces shall be effective on the first day of the first full calendar month following the date of Tenant's receipt of the applicable Relocation Notice. After such effective date, Tenant shall pay to Landlord $20.00 (plus all applicable taxes) per month per space for each of such relocated Unreserved Other Spaces. Tenant shall no longer pay the previously payable parking fee for the relocated Unreserved Other Spaces until such time, if any, as Landlord relocates the same back to the applicable Other Parking Area(s). Upon Tenant's return to Landlord's property manager of the parking card(s) for any Unreserved Other Spaces relocated by Landlord as provided in this Exhibit, Landlord shall provide, at Landlord's sole cost and expense, a like number of parking card(s) for each such space.

                                   EXHIBIT F

                               EXTENSION OPTIONS
                               -----------------

     Provided that Tenant is occupying at least 22,845 net rentable square feet of space in the Building at the time of such election and, at such time, no Event of Default has occurred and is continuing and no event has occurred and is continuing which with the giving of notice or the passage of time, or both, would constitute an Event of Default, Tenant may renew this Lease for two (2) additional periods of five (5) years each on the same terms provided in this Lease (except as set forth below), by delivering written notice of the exercise thereof to Landlord not later than nine (9) months before the expiration of the Term or, if applicable, the expiration of the first renewal thereof. On or before the commencement date of the extended Term in question, Landlord and Tenant shall execute an amendment to this Lease (a "Lease Amendment") extending
                                                    ---------------
the Term on the same terms provided in this Lease, except as follows:

          (a) The Basic Rental payable for each month during each such extended Term shall be the prevailing fair market rental rate and terms for renewals in the Building (or, if no such renewals have taken place at the Building within a reasonable period of time prior to the date on which such prevailing fair market rental rate is being determined by Landlord, the rate and terms for renewals at comparable buildings in the Las Colinas Urban Center) at the commencement of such extended Term, for space of equivalent quality, size, utility and location, with the length of the extended Term and the credit standing and financial condition of Tenant to be taken into account;

          (b) Tenant shall have no further renewal options unless expressly granted by Landlord in writing;

          (c) The portion(s) of the Premises subject to a $3.00 DCURD tax rate cap shall be subject to the DCURD Taxes Cap (as defined in the Exhibit C attached to this Lease); and

          (d) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements.

     Tenant's rights under this Exhibit shall terminate if (i) this Lease or Tenant's right to possession of all or any portion of the Premises is terminated, (ii) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises (other than any Permitted Transfer Without Landlord Consent), or (iii) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof.

                                   EXHIBIT G



     This Exhibit G (this "Exhibit") is attached to that certain Lease (the
                           -------
"Lease") by and between PEMBROKE REAL ESTATE, INC., as landlord, and SCIENT
------
CORPORATION, a California corporation, as tenant. Any capitalized term not defined in this Exhibit shall have the meaning assigned to it in the Lease.

                               EXPANSION OPTIONS
                               -----------------

     (A)  First 2nd Floor Expansion Right.
          --------------------------------

          1.  Date of Exercise. Provided that Tenant is occupying at least
              ----------------
22,845 net rentable square feet of space on the 3rd floor of the Building at the time of such election and, at such time, no Event of Default has occurred and is continuing and no event has occurred and is continuing which with the giving of notice or the passage of time, or both, would constitute an Event of Default, Tenant may lease all of the rentable square feet of space on the 2nd floor of the Building (approximately 22,833 rentable square feet of space) (the "2nd
                                                                        ---
Floor Expansion Premises") by delivering to Landlord, on or before July 1, 2000,
------------------------
written notice of Tenant's election to include such space in the Premises (such written notice is herein referred to as the "First Expansion Election Notice"
                                             -------------------------------
and the foregoing expansion option is referred to as the "First Expansion
                                                          ---------------
Option"). The 2nd Floor Expansion Premises is more particularly depicted on the Exhibit A-1 attached to the Lease. If requested in a writing received by Landlord from Tenant at least 30 days prior to July 1, 2000 (the "First
                                                                  -----
Expansion Notice of Intent"), and provided that Tenant satisfies the
--------------------------
requirements set forth in this subparagraph, Landlord shall, not less than ten
(10) days prior to July 1, 2000, notify Tenant in writing (the "First Expansion
                                                                ---------------
Option Notice") of the following: (1) the Fair Market Rental Rate (as defined in
-------------
the Exhibit G-1 attached to the Lease); (2) the 2nd Floor Finish-Out Allowance (as defined in Exhibit G-l); (3) the amount of the First Expansion LC (as defined below); and (4) the date that Landlord anticipates will be the 2nd Floor Premises Delivery Date (as defined in Exhibit G-l). In the First Expansion Notice of Intent, Tenant shall indicate the date on which Tenant would like to add the 2nd Floor Expansion Premises to the Initial Premises (such date to in no event be later than January 1, 2001). Contemporaneously with Tenant's delivery of the First Expansion Notice of Intent, Tenant shall deliver to Landlord (i) the most recent annual report or similar audited statement of Tenant's financial condition for the preceding fiscal year, and (ii) Tenant's most recent quarterly financial statement (audited, as applicable) and the most recent year-to-date statement of Tenant's operations and financial condition. Within five (5) business days after Tenant's receipt of Landlord's written request for the same, Tenant shall deliver to Landlord such other information with respect to Tenant that Landlord may from time to time reasonably request in writing from Tenant after Landlord's receipt of the First Expansion Notice of Intent. If Tenant does not satisfy the requirements of the two (2) immediately preceding sentences, Landlord shall have no obligation to deliver the First Expansion Option Notice to Tenant as provided hereby. If Tenant exercises the First Expansion Option on or before July 1, 2000, then the expansion rights provisions set forth in the Exhibit G-1 attached to the Lease shall apply to Tenant's expansion into the 2nd Floor Expansion Premises.

          2.  Rental Rate. If Tenant expands into the 2nd Floor Expansion
              -----------
Premises pursuant to this subparagraph (A), Basic Rental for the 2nd Floor Expansion Premises shall be payable on and after the 2nd Floor Premises Delivery Date (as defined in the Exhibit G-1 attached to the Lease) and shall be equal to the Fair Market Rental Rate (as defined in Exhibit G-1).

          3.  Term. If Tenant expands into the 2nd Floor Expansion Premises
              ----
pursuant to this subparagraph (A), the term of the leasing of the 2nd Floor Expansion Premises will be a minimum of five (5) years unless Landlord and Tenant otherwise agree in writing to a longer term and the existing Term shall be extended so that it becomes coterminous with the term of the leasing of the 2nd Floor Expansion Premises.

          4.  Tenant Improvements and Letter of Credit Provisions. If Tenant
              ---------------------------------------------------
expands into the 2nd Floor Expansion Premises pursuant to this subparagraph (A), then (i) Landlord will provide to Tenant a tenant improvement allowance which Landlord, in its sole discretion reasonably exercised, determines is appropriate taking into account the Fair Market Rental Rate, the condition of the 2nd Floor Expansion Premises at the time of Tenant's exercise of the First Expansion Option and the financial condition of Tenant at such time, and (ii) Landlord may require that Tenant deposit with Landlord at the time of the execution of the applicable lease amendment an irrevocable letter of credit, in form and content acceptable to Landlord, which Landlord, in its sole discretion reasonably exercised, determines is appropriate based on Landlord's review of the credit standing and financial condition of Tenant at the time of the expansion and the total costs to be incurred by Landlord (and that are ultimately incurred by Landlord) in connection with the expansion (the "First Expansion LC") may
                                                 ------------------
include, without limitation, all brokerage commissions and all costs and expenses (hard and soft) related to the design and construction (including the management thereof) of leasehold alterations and improvements performed in connection therewith.

          5. Space Delivery. If Landlord cannot deliver possession of the 2nd
             --------------
Floor Expansion Premises to Tenant by January 1,2001, then Landlord will have the right, as more particularly provided in the Exhibit G-1 attached to the Lease, to deliver possession of the 2nd Floor Expansion Premises to Tenant on a later date without being in default under the Lease.

     (B)  Second 2nd Floor Expansion Right.
          --------------------------------

          1.  Date of Exercise. If Tenant has not exercised the First Expansion
              ----------------
Option on or before July 1, 2000 and provided that Tenant is occupying at least 22,845 net rentable square feet of space on the 3rd floor of the Building at the time of such election and, at such time, no Event of Default has occurred and is continuing and no event has occurred and is continuing which with the giving of notice or the passage of time, or both, would constitute an Event of Default, Tenant may lease all of the 2nd Floor Expansion Premises by delivering to Landlord, on or before January 1,2001, written notice of Tenant's election to include such space in the Premises (such written notice is herein referred to as the "Second Expansion Election Notice" and the foregoing expansion option is
     --------------------------------
referred to as the "Second Expansion Option"), If requested in a writing
                    -----------------------
received by Landlord from Tenant at least 30 days prior to January 1, 2001 (the "Second Expansion Notice of Intent"), and provided that Tenant satisfies the
 ---------------------------------
requirements set forth in this subparagraph, Landlord shall, not less than ten
(10) days prior to January 1, 2001, notify Tenant in writing (the "Second
                                                                   ------
Expansion Option Notice") of the following: (1) the Fair Market Rental Rate (as
-----------------------
defined in the Exhibit G-2 attached to the Lease); (2) the Second 2nd Floor Finish-Out Allowance (as defined in Exhibit G-2); (3) the amount of the Second Expansion LC (as defined below); and (4) the date that Landlord anticipates will be the 2nd Floor Premises Delivery Date (as defined in Exhibit G-2). In the Second Expansion Notice of Intent, Tenant shall indicate the date on which Tenant would like to add the 2nd Floor Expansion Premises to the Initial Premises (such date to in no event be later than July 1, 2001). Contemporaneously with Tenant's delivery of the Second Expansion Notice of Intent, Tenant shall deliver to Landlord (i) the most recent annual report or similar audited statement of Tenant's financial condition for the preceding fiscal year, and (ii) Tenant's most recent quarterly financial statement (audited, as applicable) and the most recent year-to-date statement of Tenant's operations and financial condition. Within five (5) business days after Tenant's receipt of Landlord's written request for the same, Tenant shall deliver to Landlord such other information with respect to Tenant that Landlord may from time to time reasonably request in writing from Tenant after Landlord's receipt of the Second Expansion Notice of Intent. If Tenant does not satisfy the requirements of the two (2) immediately preceding sentences, Landlord shall have no obligation to deliver the Second Expansion Option Notice to Tenant as provided hereby. If Tenant exercises the Second Expansion Option on or before January 1, 2001, then the expansion rights provisions set forth in the Exhibit G-2 attached to the Lease shall apply to Tenant's expansion into the 2nd Floor Expansion Premises.

          2.  Rental Rate. If Tenant expands into the 2nd Floor Expansion
              -----------
Premises pursuant to this subparagraph (B), Basic Rental for the 2nd Floor Expansion Premises shall be payable on and after the 2nd Floor Premises Delivery Date (as defined in the Exhibit G-2 attached to the Lease) and shall be equal to the Fair Market Rental Rate (as defined in Exhibit G-2).

          3  Term. If Tenant expands into the 2nd Floor Expansion Premises
             ----
pursuant to this subparagraph (B), the term of the leasing of the 2nd Floor Expansion Premises will be a minimum of five (5) years unless Landlord and Tenant otherwise agree in writing to a longer term and the existing Term shall be extended so that it becomes coterminous with the term of the leasing of the 2nd Floor Expansion Premises.

          4.  Tenant Improvements and Letter of Credit Provisions. If Tenant
              ---------------------------------------------------
expands into the 2nd Floor Expansion Premises pursuant to this subparagraph (B), then (i) Landlord will provide to Tenant a tenant improvement allowance which Landlord, in its sole discretion reasonably exercised, determines is appropriate taking into account the Fair Market Rental Rate, the condition of the 2nd Floor Expansion Premises at the time of Tenant's exercise of the Second Expansion Option and the financial condition of Tenant at such time, and (ii) Landlord may require that Tenant deposit with Landlord at the time of the execution of the applicable lease amendment an irrevocable letter of credit, in form and content acceptable to Landlord, which Landlord, in its sole discretion reasonably exercised, determines is appropriate based on Landlord's review of the credit standing and financial condition of Tenant at the time of the expansion and the total costs to be incurred by Landlord (and that are ultimately incurred by Landlord) in connection with the expansion (the "Second Expansion LC") may
                                                 -----------------
include, without limitation, all brokerage commissions and all costs and expenses (hard and soft) related to the design and construction (including the management thereof) of leasehold alterations and improvements performed in connection therewith.

          5.  Space Delivery. If Landlord cannot deliver possession of the 2nd
              --------------
Floor Expansion Premises to Tenant by July 1, 2001, then Landlord will have the right, as more particularly provided in the Exhibit G-2 attached to the Lease, to deliver possession of the 2nd Floor Expansion Premises to Tenant on a later date without being in default under the Lease.

    (B-1) First ROFO for the 4th Floor Expansion Premises.
          ------------------------------------------------

          1.  Conditions Precedent to Tenant Obtaining this ROFO. If Tenant has
              --------------------------------------------------
failed to exercise the First Expansion Option on or before July 1, 2000 and provided that Tenant is occupying at least 22,845 net rentable square feet of space on the 3rd floor of the Building at the time of such election and at such time no Event of Default has occurred and is continuing and no event has occurred and is continuing which with the giving of notice or the passage of time, or both, would constitute an Event of Default, Tenant shall have a right of first opportunity to lease (the "First 4th Floor ROFO") all of the 4th Floor
                                    --------------------
Expansion Premises (as defined
in subparagraph (D). 1 below), which First 4th Floor ROFO shall be on the terms and conditions set forth in the Exhibit G-3 attached to the Lease.

          2.  Rental Rate. If Tenant expands into the 4th Floor Expansion
              -----------
Premises pursuant to this subparagraph (B-l), Basic Rental for the 4th Floor Expansion Premises shall be payable on and after the First 4th Floor ROFO Delivery Date (as defined in the Exhibit G-3 attached to the Lease) and shall be in the amount determined pursuant to Exhibit G-3.

          3.  Term. If Tenant expands into the 4th Floor Expansion Premises
              ----
pursuant to this subparagraph (B-l), the term of the leasing of the 4th Floor Expansion Premises will be a minimum of five (5) years unless Landlord and Tenant otherwise agree in writing to a longer term and the existing Term shall be extended so that it becomes coterminous with the term of the leasing of the 4th Floor Expansion Premises.

          4.  Tenant Improvements and Letter of Credit Provisions. If the Offer
              ---------------------------------------------------
Notice (as defined in Exhibit G-3) provides for the furnishing by Landlord of any allowances or other tenant inducements (collectively, the "First 4th Floor
                                                               ---------------
ROFO Allowance"), then (i) Landlord will provide to Tenant the First 4th Floor
--------------
ROFO Allowance, and (ii) Landlord may require that Tenant deposit with Landlord at the time of the execution of the applicable lease amendment an irrevocable letter of credit, in form and content acceptable to Landlord, which Landlord, in its sole discretion reasonably exercised, determines is appropriate based on Landlord's review of the credit standing and financial condition of Tenant on the date of the Offer Notice and the total costs to be incurred by Landlord (and that are ultimately incurred by Landlord) in connection with an expansion pursuant to this subparagraph (B-1) and the Exhibit G-3 attached to the Lease (the "First 4th Floor ROFO LC") may include, without limitation, all brokerage
      -----------------------
commissions and all costs and expenses (hard and soft) related to the design and construction (including the management thereof) of leasehold alterations and improvements performed in connection therewith.

     (C)  First ROFO for the 2nd Floor Expansion Premises.
          -----------------------------------------------

          1.  Conditions Precedent to Tenant Obtaining this ROFO. If Tenant has
              --------------------------------------------------
failed to timely exercise both the First Expansion Option and the Second Expansion Option and provided that Tenant is occupying at least 22,845 net rentable square feet of space on the 3rd floor of the Building at the time of such election and at such time no Event of Default has occurred and is continuing and no event has occurred and is continuing which with the giving of notice or the passage of time, or both, would constitute an Event of Default, Tenant shall have a right of first opportunity to lease (the "2nd Floor ROFO")
                                                              --------------
all of the 2nd Floor Expansion Premises, which 2nd Floor ROFO shall be on the terms and conditions set forth in the Exhibit G-4 attached to the Lease.

          2.  Rental Rate. If Tenant expands into the 2nd Floor Expansion
              -----------
Premises pursuant to this subparagraph (C), Basic Rental for the 2nd Floor Expansion Premises shall be payable on and after the 2nd Floor ROFO Delivery Date (as defined in the Exhibit G-4 attached to the Lease) and shall be in the amount determined pursuant to Exhibit G-4.

          3.  Term. If Tenant expands into the 2nd Floor Expansion Premises
              ----
pursuant to this subparagraph (C), the term of the leasing of the 2nd Floor Expansion Premises will be a minimum of five (5) years unless Landlord and Tenant otherwise agree in writing to a longer term and the existing Term shall be extended so that it becomes coterminous with the term of the leasing of the 2nd Floor Expansion Premises.

          4.  Tenant Improvements and Letter of Credit Provisions. If the Offer
              ---------------------------------------------------
Notice (as defined in Exhibit G-4) provides for the furnishing by Landlord of any allowances or other tenant inducements (collectively, the "2nd Floor ROFO
                                                               --------------
Allowance"), then (i) Landlord will provide to Tenant the 2nd Floor ROFO
---------
Allowance, and (ii) Landlord may require that Tenant deposit with Landlord at the time of the execution of the applicable lease amendment an irrevocable letter of credit, in form and content acceptable to Landlord, which Landlord, in its sole discretion reasonably exercised, determines is appropriate based on Landlord's review of the credit standing and financial condition of Tenant on the date of the Offer Notice and the total costs to be incurred by Landlord (and that are ultimately incurred by Landlord) in connection with an expansion pursuant to this subparagraph (C) and the Exhibit G-4 attached to the Lease (the "2nd Floor ROFO LC") may include, without limitation, all brokerage commissions
 -----------------
and all costs and expenses (hard and soft) related to the design and construction (including the management thereof) of leasehold alterations and improvements performed in connection therewith.

     (D)  First 4th Floor Expansion Right.
          --------------------------------

          1.  Date of Exercise. If Tenant has exercised the First Expansion
              ----------------
Option on or before July 1, 2000 and provided that Tenant is occupying at least 45,678 net rentable square feet of space on the 2nd and 3rd floors of the Building at the time of such election and, at such time, no Event of Default has occurred and is continuing and no event has occurred and is continuing which with the giving of notice or the passage of time, or both, would constitute an Event of Default, Tenant may lease all of the rentable square feet of space on the 4th floor of the Building (approximately 18,103 rentable square feet of space) (the "4th Floor Expansion
             -------------------

Premises") by delivering to Landlord, on or before January 1, 2001, written
--------
notice of Tenant's election to include such space in the Premises (such written notice is herein referred to as the "Election Notice" and the foregoing
                                     ---------------
expansion option is referred to as the "Fourth Floor Expansion Option"). The 4th
                                        -----------------------------
Floor Expansion Premises is more particularly depicted on the Exhibit A-2 attached to the Lease. If requested in a writing received by Landlord from Tenant at least 30 days prior to January 1, 2001 (the "4th Floor Expansion
                                                       -------------------
Notice of Intent"), and provided that Tenant satisfies the requirements set
----------------
forth in this subparagraph, Landlord shall, not less than ten (10) days prior to January 1,2001, notify Tenant in writing (the "4th Floor Expansion Option
                                               --------------------------
Notice") of the following: (1) the Fair Market Rental Rate (as defined in the
------
Exhibit G-5 attached to the Lease); (2) the 4th Floor Finish-Out Allowance (as defined in Exhibit G-5); (3) the amount of the 4th Floor Expansion LC (as defined below); and (4) the date that Landlord anticipates will be the 4th Floor Premises Delivery Date (as defined in Exhibit G-5). In the 4th Floor Expansion Notice of Intent, Tenant shall indicate the date on which Tenant would like to add the 4th Floor Expansion Premises to the Initial Premises (such date to in no event be later than July 1, 2001). Contemporaneously with Tenant's delivery of the 4th Floor Expansion Notice of Intent, Tenant shall deliver to Landlord (i) the most recent annual report or similar audited statement of Tenant's financial condition for the preceding fiscal year, and (ii) Tenant's most recent quarterly financial statement (audited, as applicable) and the most recent year-to-date statement of Tenant's operations and financial condition. Within five (5) business days after Tenant's receipt of Landlord's written request for the same, Tenant shall deliver to Landlord such other information with respect to Tenant that Landlord may from time to time reasonably request in writing from Tenant after Landlord's receipt of the 4th Floor Expansion Notice of Intent. If Tenant does not satisfy the requirements of the two (2) immediately preceding sentences, Landlord shall have no obligation to deliver the 4th Floor Expansion Option Notice to Tenant as provided hereby. If Tenant exercises the Fourth Floor Expansion Option on or before January 1, 2001, then the expansion rights provisions set forth in the Exhibit G-5 attached to the Lease shall apply to Tenant's expansion into the 4th Floor Expansion Premises.

          2.  Rental Rate. If Tenant expands into the 4th Floor Expansion
              -----------
Premises pursuant to this subparagraph (D), Basic Rental for the 4th Floor Expansion Premises shall be payable on and after the 4th Floor Premises Delivery Date (as defined in the Exhibit G-5 attached to the Lease) and shall be equal to the Fair Market Rental Rate (as defined in Exhibit G-5).

          3.  Term. If Tenant expands into the 4th Floor Expansion Premises
              ----
pursuant to this subparagraph (D), the term of the leasing of the 4th Floor Expansion Premises will be a minimum of five (5) years unless Landlord and Tenant otherwise agree in writing to a longer term and the existing Term shall be extended so that it becomes coterminous with the term of the leasing of the 4th Floor Expansion Premises.

          4.  Tenant Improvements and Letter of Credit Provisions. If Tenant
              ---------------------------------------------------
expands into the 4th Floor Expansion Premises pursuant to this subparagraph (D), then (i) Landlord will provide to Tenant a tenant improvement allowance which Landlord, in its sole discretion reasonably exercised, determines is appropriate taking into account the Fair Market Rental Rate, the condition of the 4th Floor Expansion Premises at the time of Tenant's exercise of the Fourth Floor Expansion Option and the financial condition of Tenant at such time, and (ii) Landlord may require that Tenant deposit with Landlord at the time of the execution of the applicable lease amendment an irrevocable letter of credit, in form and content acceptable to Landlord, which Landlord, in its sole discretion reasonably exercised, determines is appropriate based on Landlord's review of the credit standing and financial condition of Tenant at the time of the expansion and the total costs to be incurred by Landlord (and that are ultimately incurred by Landlord) in connection with the expansion (the "4th
                                                                        ---
Floor Expansion LC") may include, without limitation, all brokerage commissions
------------------
and all costs and expenses (hard and soft) related to the design and construction (including the management thereof) of leasehold alterations and improvements performed in connection therewith.

          5.  Space Delivery. If Landlord cannot deliver possession of the 4th
              --------------
Floor Expansion Premises to Tenant by July 1, 2001, then Landlord will have the right, as more particularly provided in the Exhibit G-5 attached to the Lease, to deliver possession of the 4th Floor Expansion Premises to Tenant on a later date without being in default under the Lease.

     (E)  Second ROFO for the 4th Floor Expansion Premises.
          -------------------------------------------------

          1.  Conditions Precedent to Tenant Obtaining this ROFO. If Tenant has
              --------------------------------------------------
exercised the First Expansion Option on or before July 1, 2000 but has failed to exercise the Fourth Floor Expansion Option on or before January 1, 2001, and provided that Tenant is occupying at least 45,678 net rentable square feet of space on the 2nd and 3rd floors of the Building at the time of such election and at such time no Event of Default has occurred and is continuing and no event has occurred and is continuing which with the giving of notice or the passage of time, or both, would constitute an Event of Default, Tenant shall have a right of first opportunity to lease (the "Second 4th Floor ROFO") all of the 4th Floor
                                    ---------------------
Expansion Premises, which Second 4th Floor ROFO shall be on the terms and conditions set forth in the Exhibit G-6 attached to the Lease.

          2.  Rental Rate. If Tenant expands into the 4th Floor Expansion
              -----------
Premises pursuant to this subparagraph (E), Basic Rental for the 4th Floor Expansion Premises shall be payable on and after the 4th Floor

ROFO Delivery Date (as defined in the Exhibit G-6 attached to the Lease) and shall be in the amount determined pursuant to Exhibit G-6.

          3.  Term. If Tenant expands into the 4th Floor Expansion Premises
              ----
pursuant to this subparagraph (E), the term of the leasing of the 4th Floor Expansion Premises will be a minimum of five (5) years unless Landlord and Tenant otherwise agree in writing to a longer term and the existing Term shall be extended so that it becomes coterminous with the term of the leasing of the 4th Floor Expansion Premises.

          4.  Tenant Improvements and Letter of Credit Provisions. If the Offer
              ---------------------------------------------------
Notice (as defined in Exhibit G-6) provides for the furnishing by Landlord of any allowances or other tenant inducements (collectively, the "Second 4th Floor
                                                               ----------------
ROFO Allowance"), then (i) Landlord will provide to Tenant the Second 4th Floor
--------------
ROFO Allowance, and (ii) Landlord may require that Tenant deposit with Landlord at the time of the execution of the applicable lease amendment an irrevocable letter of credit, in form and content acceptable to Landlord, which Landlord, in its sole discretion reasonably exercised, determines is appropriate based on Landlord's review of the credit standing and financial condition of Tenant on the date of the Offer Notice and the total costs to be incurred by Landlord (and that are ultimately incurred by Landlord) in connection with an expansion pursuant to this subparagraph (E) and the Exhibit G-6 attached to the Lease (the "Second 4th Floor ROFO LC") may include, without limitation, all brokerage
 ------------------------
commissions and all costs and expenses (hard and soft) related to the design and construction (including the management thereof) of leasehold alterations and improvements performed in connection therewith.

     (F)  Temporary Expansion Space after 4 Month Delay in Delivering Expansion
          ---------------------------------------------------------------------
Space. With respect to expansions pursuant to subparagraphs (A), (B) and (D)
-----
above (and the exhibits attached to the Lease which are related thereto), if Landlord is unable to deliver possession of the applicable expansion premises by the date that is four (4) months after the target commencement date, Landlord will make available for lease by Tenant up to 20,000 rsf of contiguous temporary expansion space, subject to availability, located in the Building, which temporary expansion space will be leased by Tenant at fair market rental rates on an "as is" basis on the terms more particularly set forth in the applicable exhibit attached to the Lease. Tenant shall vacate such temporary expansion space within five (5) business days after possession of the applicable expansion space has been delivered to Tenant.

     (G)  ROFO on a "To Be Determined" Vacant Floor. If Tenant has timely
          ---------- ---------------- -------------
exercised both the First Expansion Option and the Fourth Floor Expansion Option and provided that Tenant is occupying at least 63,781 net rentable square feet of space on the 2nd, 3rd and 4th floors of the Building at the time of such election and at such time no Event of Default has occurred and is continuing and no event has occurred and is continuing which with the giving of notice or the passage of time, or both, would constitute an Event of Default, Tenant shall have a right of first opportunity to lease (the "Additional Space ROFO") all of
                                                 ---------------------
any vacant full floor of the Building that Landlord identifies in the Offer Notice (as defined in the Exhibit G-7 attached to the Lease) (such vacant full floor identified in the Offer Notice is herein referred to as the "Additional
                                                                   ----------
Space"), which Additional Space ROFO shall be on the terms and conditions set
-----
forth in the Exhibit G-7 attached to the Lease. If the Offer Notice (as defined in Exhibit G-7) provides for the furnishing by Landlord of any allowances or other tenant inducements (collectively, the "Additional Space Allowance"), then
                                             --------------------------
(i) Landlord will provide to Tenant the Additional Space Allowance, and (ii) Landlord may require that Tenant deposit with Landlord at the time of the execution of the applicable lease amendment an irrevocable letter of credit, in form and content acceptable to Landlord, which Landlord, in its sole discretion reasonably exercised, determines is appropriate based on Landlord's review of the credit standing and financial condition of Tenant on the date of the Offer Notice and the total costs to be incurred by Landlord (and that are ultimately incurred by Landlord) in connection with an expansion pursuant to this subparagraph (G) and the Exhibit G-7 attached to the Lease (the "Additional
                                                                 ----------
Space LC") may include, without limitation, all brokerage commissions and all
--------
costs and expenses (hard and soft) related to the design and construction (including the management thereof) of leasehold alterations and improvements performed in connection therewith.

     (H)  Termination of Expansion Rights. Tenant's rights under this Exhibit
          -------------------------------
(and the exhibits attached to the Lease which are related thereto) shall terminate if (a) the Lease or Tenant's right to possession of all or any portion of the Premises is terminated, or (b) Tenant assigns any of its interest in the Lease or sublets any portion of the Premises (other than any Permitted Transfer Without Landlord Consent).

                                  EXHIBIT G-1

     This Exhibit G-1 (this "Exhibit") is attached to that certain Lease (the
                             -------
"Lease") by and between PEMBROKE REAL ESTATE, INC., as landlord, and SCIENT
 -----
CORPORATION, a California corporation, as tenant. Any capitalized term not defined in this Exhibit shall have the meaning assigned to it in the Lease (including, without limitation, the Exhibit G attached thereto). The capitalized terms which are defined in this Exhibit shall have the meanings assigned to them herein in this Exhibit only and, if such terms are used in any other exhibits attached to the Lease, such terms shall in such exhibits have the meanings given to them therein. Tenant's rights under this Exhibit are conditioned upon Tenant's satisfaction of the applicable requirements and conditions precedent thereto contained in the Exhibit G attached to the Lease.

                  FIRST 2ND FLOOR EXPANSION OPTION PROVISIONS
                  -------------------------------------------

     1.   Effect of a Timely Exercise of the First Expansion Option. If Tenant
          ---------------------------------------------------------
exercises the First Expansion Option on or before July 1, 2000, then (a) possession of the 2nd Floor Expansion Premises shall be delivered to Tenant on the earlier of January 1, 2001 or the date on which Tenant occupies the 2nd Floor Expansion Premises with Landlord's prior written consent (subject to adjustment as provided below in this Exhibit, the date on which possession of the 2nd Floor Expansion Premises is delivered to Tenant after the exercise of the First Expansion Option is herein referred to as the "2nd Floor Premises
                                                         ------------------
Delivery Date"), and (b) Tenant and Landlord shall, within fifteen (15) days
-------------
after Landlord's receipt of the First Expansion Election Notice, execute an amendment to the Lease (the "Lease Amendment") reflecting the following: (i)
                             ---------------
that, if Landlord cannot acquire possession of all or any portion of the 2nd Floor Expansion Premises before January 1, 2001 and deliver the same to Tenant by such date, then (1) Tenant's obligation to pay increased Basic Rental, Excess, Tax Excess and DCURD Excess as provided in the Lease Amendment shall be waived until Landlord delivers possession of the applicable portions of the 2nd Floor Expansion Premises at which time an appropriate increase in Tenant's Proportionate Share, Basic Rental, Excess, Tax Excess and DCURD Excess will occur, (2) Landlord shall not be in default under the Lease as a result of such failure to deliver possession of all or any portion of the 2nd Floor Expansion Premises to Tenant on or before January 1, 2001 or be liable for damages therefor, (3) Tenant shall accept possession of the respective portions of the 2nd Floor Expansion Premises when Landlord tenders possession thereof to Tenant, and (4) if the 2nd Floor Premises Delivery Date has not occurred by May 1, 2001, Landlord shall lease the Alternative Premises (as defined in Paragraph 2 below) to Tenant "as is" on the terms and conditions that are applicable thereto in this Exhibit; (ii) that Tenant shall, within 90 days after the date of the execution of the Lease Amendment, deliver to Landlord for its approval final working drawings, prepared by an architect that has been approved by Landlord (which approval shall not be unreasonably withheld or delayed), of all improvements that Tenant proposes to install in the 2nd Floor Expansion Premises (such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under the Lease Amendment in accordance with all applicable Laws);
(iii) the terms and conditions pursuant to which Tenant will deliver, and Landlord will hold, the First Expansion LC, which terms and conditions shall be the same (subject to applicable changes in dates and amount) as set forth in the Exhibit J-1 attached to the Lease (the amount of the First Expansion LC may include, without limitation, all brokerage commissions and all costs and expenses [hard and soft] related to the design and construction [including the management thereof] of leasehold alterations and improvements performed in connection with the leasing of the 2nd Floor Expansion Premises to Tenant pursuant to this Exhibit); and (iv) that the 2nd Floor Expansion Premises is to be added to the Premises and will be leased by Tenant on the same terms as the Lease except as follows:

          (a) the number of rentable square feet in the Premises shall increase by the number of rentable square feet in the 2nd Floor Expansion Premises, and Tenant's Proportionate Share shall be adjusted accordingly, effective as of the 2nd Floor Premises Delivery Date;

          (b) Basic Rental for the 2nd Floor Expansion Premises shall be payable on and after the 2nd Floor Premises Delivery Date and shall be equal to the prevailing fair market rental rate in the Building on the 2nd Floor Premises Delivery Date for space of equivalent quality, size, utility and location, with the length of the term, the amount of the 2nd Floor Finish-Out Allowance (as hereinafter defined) and credit standing and financial condition of Tenant to be taken into account (the "Fair Market
                                                        -----------
     Rental Rate");
     -----------

          (c) Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements other than a tenant improvement allowance (the "2nd Floor
                                                                 ---------
     Finish-Out Allowance") which Landlord, in its sole discretion reasonably
     --------------------
     exercised, determines is appropriate taking into account the Fair Market Rental Rate and the condition of, and leasehold improvements located in, the 2nd Floor Expansion Premises, and such allowance shall be provided to Tenant in the same manner as the Construction Allowance is provided to Tenant pursuant to the Exhibit D attached to the Lease (i.e., as a credit to costs incurred in connection with the construction of leasehold improvements to the 2nd Floor Expansion Premises);


                                     G-1-1

          (d) the construction of any leasehold improvements to the 2nd Floor Expansion Premises will be done pursuant to the terms and conditions set forth in the Exhibit D attached to the Lease (with applicable revisions to reflect the fact that the 2nd Floor Expansion Premises, not the Premises, are being finished-out after the date of Tenant's timely exercise of the First Expansion Option) plus the addition of Landlord's standard lease language regarding what constitutes a tenant delay and the effect thereof;

          (e) the number of rentable square feet in the Premises shall, if applicable, increase by the number of rentable square feet in the Alternative Premises, and Tenant's Proportionate Share shall be adjusted accordingly, effective as of the Alternative Premises Delivery Date (as defined in Paragraph 2 below);

          (f) Basic Rental for the Alternative Premises shall be payable on and after the Alternative Premises Delivery Date until the 2nd Floor Premises Delivery Date and shall be equal to the Fair Market Rental Rate;

          (g) possession of the Alternative Premises shall be delivered to Tenant in an "as is" condition and Tenant shall vacate and re-deliver possession of the Alternative Premises to Landlord within five (5) business days after the 2nd Floor Premises Delivery Date;

          (h) Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements with respect to the Alternative Premises; and

          (i) the Scheduled Expiration Date shall be modified and extended to the date that is the last day of the sixtieth (60th) full calendar month after the 2nd Floor Premises Delivery Date unless a longer term is agreed to in writing by Landlord and Tenant.



     2.   Alternative Premises Definitions and Provisions. As used herein, the
          -----------------------------------------------
term "Alternative Premises" shall mean the up to 20,000 contiguous rentable
      --------------------
square feet of space in the Building which is Available For Rent (as hereinafter defined) that Landlord identifies in a written notice (the "Alternative
                                                            -----------
Premises Notice") delivered to Tenant on or before May 1,2001 in the event
---------------
Landlord reasonably believes that the 2nd Floor Premises Delivery Date will not occur by such date. Landlord shall choose the portion(s) of the Available For Rent space in the Building to be used for the Alternative Premises and identify the same in the Alternative Premises Notice; provided, however, in no event shall the space identified in the Alternative Premises Notice exceed 20,000 rentable square feet. Landlord shall also identify in the Alternative Premises Notice the date or dates, as applicable, on which possession of the Alternative Premises will be delivered to Tenant; provided, however, in no event shall the earliest date of such delivery take place before the fourteenth (14th) day after the date of Tenant's receipt of the Alternative Premises Notice. As used herein, the term "Available For Rent" shall mean any vacant space in the Building that
          ------------------
is not then leased by a tenant and is not then subject to any expansion options, rights of first offer or other options or rights of other tenants or other third parties. As used herein, the term "Alternative Premises Delivery Date" shall
                                   ----------------------------------
mean the date on which possession of all or any portion of the Alternative Premises has been delivered by Landlord to Tenant.

     3.   Termination of Tenant's Expansion Rights. Tenant's rights pursuant to
          ----------------------------------------
Paragraph 1 of this Exhibit and subparagraph (A) of the Exhibit G attached to the Lease shall terminate if Tenant fails to timely exercise the First Expansion Option, time being of the essence with respect to Tenant's exercise thereof.


                                     G-1-2

                                  EXHIBIT G-2

     This Exhibit G-2 (this "Exhibit") is attached to that certain Lease (the
                             -------
"Lease") by and between PEMBROKE REAL ESTATE, INC., as landlord, and SCIENT
 -----
CORPORATION, a California corporation, as tenant. Any capitalized term not defined in this Exhibit shall have the meaning assigned to it in the Lease (including, without limitation, the Exhibit G attached thereto). The capitalized terms which are defined in this Exhibit shall have the meanings assigned to them herein in this Exhibit only and, if such terms are used in any other exhibits attached to the Lease, such terms shall in such exhibits have the meanings given to them therein. Tenant's rights under this Exhibit are conditioned upon Tenant's satisfaction of the applicable requirements and conditions precedent thereto contained in the Exhibit G attached to the Lease.

                  SECOND 2ND FLOOR EXPANSION OPTION PROVISIONS
                  --------------------------------------------

          1.  Effect of a Timely Exercise of the Second Expansion Option. If
              ----------------------------------------------------------
Tenant exercises the Second Expansion Option on or before January 1, 2001, then
(a) possession of the 2nd Floor Expansion Premises shall be delivered to Tenant on the earlier of July 1, 2001 or the date on which Tenant occupies the 2nd Floor Expansion Premises with Landlord's prior written consent (subject to adjustment as provided below in this Exhibit, the date on which possession of the 2nd Floor Expansion Premises is delivered to Tenant after the exercise of the Second Expansion Option is herein referred to as the "2nd Floor Premises
                                                          ------------------
Delivery Date"), and (b) Tenant and Landlord shall, within fifteen (15) days
-------------
after Landlord's receipt of the Second Expansion Election Notice, execute an amendment to the Lease (the "Second Expansion Lease Amendment") reflecting the
                             --------------------------------
following: (i) that, if Landlord cannot acquire possession of all or any portion of the 2nd Floor Expansion Premises before July 1, 2001 and deliver the same to Tenant by such date, then (1) Tenant's obligation to pay increased Basic Rental, Excess, Tax Excess and DCURD Excess as provided in the Second Expansion Lease Amendment shall be waived until Landlord delivers possession of the applicable portions of the 2nd Floor Expansion Premises at which time an appropriate increase in Tenant's Proportionate Share, Basic Rental, Excess, Tax Excess and DCURD Excess will occur, (2) Landlord shall not be in default under the Lease as a result of such failure to deliver possession of all or any portion of the 2nd Floor Expansion Premises to Tenant on or before July 1, 2001 or be liable for damages therefor, (3) Tenant shall accept possession of the respective portions of the 2nd Floor Expansion Premises when Landlord tenders possession thereof to Tenant, (4) the new "cap" on the amount of DCURD Taxes payable with respect to the 2nd Floor Expansion Premises as provided in Paragraph 7 of the Exhibit C attached to the Lease; and (5) if the 2nd Floor Premises Delivery Date has not occurred by November 1, 2001, Landlord shall lease the Alternative Premises (as hereinafter defined) to Tenant "as is" on the terms and conditions that are applicable thereto in this Exhibit; (ii) that Tenant shall, within 90 days after the date of the execution of the Lease Amendment, deliver to Landlord for its approval final working drawings, prepared by an architect that has been approved by Landlord (which approval shall not be unreasonably withheld or delayed), of all improvements that Tenant proposes to install in the 2nd Floor Expansion Premises (such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under the Lease Amendment in accordance with all applicable Laws);
(iii) the terms and conditions pursuant to which Tenant will deliver, and Landlord will hold, the Second Expansion LC, which terms and conditions shall be the same (subject to applicable changes in dates and amount) as set forth in the Exhibit J-1 attached to the Lease (the amount of the Second Expansion LC may include, without limitation, all brokerage commissions and all costs and expenses [hard and soft] related to the design and construction [including the management thereof] of leasehold alterations and improvements performed in connection with the leasing of the 2nd Floor Expansion Premises to Tenant pursuant to this Exhibit); and (iv) that the 2nd Floor Expansion Premises is to be added to the Premises and will be leased by Tenant on the same terms as the Lease except as follows:

          (a) the number of rentable square feet in the Premises shall increase by the number of rentable square feet in the 2nd Floor Expansion Premises, and Tenant's Proportionate Share shall be adjusted accordingly, effective as of the 2nd Floor Premises Delivery Date;

          (b) Basic Rental for the 2nd Floor Expansion Premises shall be payable on and after the 2nd Floor Premises Delivery Date and shall be equal to the prevailing fair market rental rate in the Building on the 2nd Floor Premises Delivery Date for space of equivalent quality, size, utility and location, with the length of the term, the amount of the Second 2nd Floor Finish-Out Allowance (as hereinafter defined) and credit standing and financial condition of Tenant to be taken into account (the "Fair Market
                                                                  -----------
     Rental Rate");
     -----------

          (c) Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements other than a tenant improvement allowance (the "Second 2nd
                                                                 ----------
     Floor Finish-Out Allowance") which Landlord, in its sole discretion
     --------------------------
     reasonably exercised, determines is appropriate taking into account the Fair Market Rental Rate and the condition of, and leasehold improvements located in, the 2nd Floor Expansion Premises, and such allowance shall be provided to Tenant in the same manner as the Construction Allowance is provided to Tenant pursuant to the Exhibit D attached to the Lease (i.e., as a credit to costs incurred in connection with the construction of leasehold improvements to the 2nd Floor Expansion Premises);

                                     G-2-1

          (d) the construction of any leasehold improvements to the 2nd Floor Expansion Premises will be done pursuant to the terms and conditions set forth in the Exhibit D attached to the Lease (with applicable revisions to reflect the fact that the 2nd Floor Expansion Premises, not the Premises, are being finished-out after the date of Tenant's timely exercise of the Second Expansion Option) plus the addition of Landlord's standard lease language regarding what constitutes a tenant delay and the effect thereof;

          (e) the number of rentable square feet in the Premises shall, if applicable, increase by the number of rentable square feet in the Alternative Premises, and Tenant's Proportionate Share shall be adjusted accordingly, effective as of the Alternative Premises Delivery Date (as defined in Paragraph 2 below);

          (f) Basic Rental for the Alternative Premises shall be payable on and after the Alternative Premises Delivery Date until the 2nd Floor Premises Delivery Date and shall be equal to the Fair Market Rental Rate;

          (g) possession of the Alternative Premises shall be delivered to Tenant in an "as is" condition and Tenant shall vacate and re-deliver possession of the Alternative Premises to Landlord within five (5) business days after the 2nd Floor Premises Delivery Date;

          (h) Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements with respect to the Alternative Premises; and

          (i) the Scheduled Expiration Date shall be modified and extended to the date that is the last day of the sixtieth (60th) full calendar month after the 2nd Floor Premises Delivery Date unless a longer term is agreed to in writing by Landlord and Tenant.

     2.   Alternative Premises Definitions and Provisions. As used herein, the
          -----------------------------------------------
term "Alternative Premises" shall mean the up to 20,000 contiguous rentable
      --------------------
square feet of space in the Building which is Available For Rent (as hereinafter defined) that Landlord identifies in a written notice (the "Alternative
                                                            -----------
Premises Notice") delivered to Tenant on or before November 1, 2001 in the event
---------------
Landlord reasonably believes that the 2nd Floor Premises Delivery Date will not occur by such date. Landlord shall choose the portion(s) of the Available For Rent space in the Building to be used for the Alternative Premises and identify the same in the Alternative Premises Notice; provided, however, in no event shall the space identified in the Alternative Premises Notice exceed 20,000 rentable square feet. Landlord shall also identify in the Alternative Premises Notice the date or dates, as applicable, on which possession of the Alternative Premises will be delivered to Tenant; provided, however, in no event shall the earliest date of such delivery take place before the fourteenth (14th) day after the date of Tenant's receipt of the Alternative Premises Notice. As used herein, the term "Available For Rent" shall mean any vacant space in the Building that
          ------------------
is not then leased by a tenant and is not then subject to any expansion options, rights of first offer or other options or rights of other tenants or other third parties. As used herein, the term "Alternative Premises Delivery Date" shall
                                   ----------------------------------
mean the date on which possession of all or any portion of the Alternative Premises has been delivered by Landlord to Tenant.

     3.   Termination of Tenant's Expansion Rights. Tenant's rights pursuant to
          ----------------------------------------
Paragraph 1 of this Exhibit and subparagraph (B) of the Exhibit G attached to the Lease shall terminate if Tenant fails to timely exercise the Second Expansion Option, time being of the essence with respect to Tenant's exercise thereof.

                                     G-2-2

                                  EXHIBIT G-3

     This Exhibit G-3 (this "Exhibit") is attached to that certain Lease (the
                             -------
"Lease") by and between PEMBROKE REAL ESTATE, INC., as landlord, and SCIENT
 -----
CORPORATION, a California corporation, as tenant. Any capitalized term not defined in this Exhibit shall have the meaning assigned to it in the Lease (including, without limitation, the Exhibit G attached thereto). The capitalized terms which are defined in this Exhibit shall have the meanings assigned to them herein in this Exhibit only and, if such terms are used in any other exhibits attached to the Lease, such terms shall in such exhibits have the meanings given to them therein. Tenant's rights under this Exhibit are conditioned upon Tenant's satisfaction of the applicable requirements and conditions precedent thereto contained in the Exhibit G attached to the Lease.

     FIRST RIGHT OF FIRST OPPORTUNITY FOR THE 4TH FLOOR EXPANSION PREMISES
     ---------------------------------------------------------------------

     1.  Offer to Tenant of Right to Lease the 4th Floor Expansion Premises.
         ------------------------------------------------------------------
Once the 4th Floor Expansion Premises have become Available For Lease (as defined in Paragraph 3 below), if Landlord has a bona fide prospect (the

"Prospect") for all or any portion(s) of the 4th Floor Expansion Premises,
 --------
Landlord shall offer in writing (the "Offer Notice") to lease to Tenant all of
                                      ------------
the 4th Floor Expansion Premises (regardless of the amount of space offered to the Prospect) on the same terms and conditions as offered to the Prospect except as otherwise provided in this Exhibit. The Offer Notice shall specify the rent to be paid for the 4th Floor Expansion Premises (regardless of the amount of space offered to the Prospect), the other basic terms and conditions offered to the Prospect (other than the length of the term offered to the Prospect), and the date or dates, as applicable, on which the 4th Floor Expansion Premises shall be included in the Premises (such date or dates is/are herein referred to as the "Proposed Occupancy Date(s)"). Tenant shall notify Landlord in writing
        --------------------------
within five (5) business days after Tenant's receipt of the Offer Notice whether Tenant elects to lease the entire 4th Floor Expansion Premises on the Proposed Occupancy Date(s) at the rental rate set forth in the Offer Notice (such written notice is herein referred to as the "Election Notice"). Contemporaneously with
                                     ---------------
Tenant's delivery of the Election Notice, Tenant shall deliver to Landlord (i) the most recent annual report or similar audited statement of Tenant's financial condition for the preceding fiscal year, and (ii) Tenant's most recent quarterly financial statement (audited, as applicable) and a year-to-date statement of Tenant's operations and financial condition. Within five (5) business days after Tenant's receipt of Landlord's written request for the same, Tenant shall deliver to Landlord such other information with respect to Tenant that Landlord may from time to time reasonably request in writing from Tenant after Landlord's receipt of the Election Notice.

     2.  Effect of a Timely Acceptance of the First 4th Floor ROFO. If Tenant
         ---------------------------------------------------------
timely elects to lease the 4th Floor Expansion Premises by timely delivering to Landlord the Election Notice, Landlord and Tenant shall, within 30 days after Landlord's receipt of the Election Notice, execute an amendment to the Lease (the "Lease Amendment") reflecting the following: (i) the fact that the 4th
      ---------------
Floor Expansion Premises is to be included in the Premises on the Proposed Occupancy Date(s) and will be leased by Tenant on the same terms as the Lease except that (a) the rentable area of the Premises shall be increased by the rentable area of the 4th Floor Expansion Premises (and Tenant's Proportionate Share shall be increased accordingly), (b) the Basic Rental shall be increased by the amount specified for such space in the Offer Notice once possession of the 4th Floor Expansion Premises is delivered by Landlord to Tenant (the date possession of the 4th Floor Expansion Premises is delivered to Tenant after the exercise of the First 4th Floor ROFO is herein referred to as the "First 4th
                                                                   ---------
Floor ROFO Delivery Date"), (c) the Excess, Tax Excess and DCURD Excess payable
------------------------
by Tenant shall be increased accordingly once possession of the 4th Floor Expansion Premises is delivered by Landlord to Tenant, (d) the 4th Floor Expansion Premises shall be accepted by Tenant in its "as is" condition and Landlord shall not be obligated to provide Tenant with any leasehold improvements, allowances (e.g., any moving allowance, construction allowance, and the like) or other tenant inducements in connection therewith other than those specified in the Offer Notice, (e) the Scheduled Expiration Date shall be modified and extended to the date that is the last day of the sixtieth (60th) full calendar month after the First 4th Floor ROFO Delivery Date unless a longer term is agreed to in writing by Landlord and Tenant, and (f) other matters set forth in the Lease which are inconsistent with the terms of the Offer Notice shall be modified accordingly; (ii) that, if Landlord cannot acquire possession of all or any portion of the 4th Floor Expansion Premises before the applicable Proposed Occupancy Date(s) and deliver the same to Tenant by such date(s), then
(1) Tenant's obligation to pay increased Basic Rental, Excess, Tax Excess and DCURD Excess for the 4th Floor Expansion Premises as provided in the Lease Amendment shall be waived until Landlord delivers possession of the applicable portions of the 4th Floor Expansion Premises (at which time an appropriate increase in Tenant's Proportionate Share, Basic Rental, Excess, Tax Excess and DCURD Excess will occur), (2) Landlord shall not be in default under the Lease as a result of such failure to deliver possession of all or any portion of the 4th Floor Expansion Premises to Tenant on or before the applicable Proposed Occupancy Date(s) or be liable for damages therefor, and (3) Tenant shall accept possession of the respective portions of the 4th Floor Expansion Premises when Landlord tenders possession thereof to Tenant; (iii) the terms and conditions pursuant to which Tenant will deliver, and Landlord will hold, the First 4th Floor ROFO LC, which terms and conditions shall be the same (subject to applicable changes in dates and amount) as set forth in the Exhibit J-1 attached to the Lease (the amount of the First 4th Floor ROFO LC may include, without limitation, all brokerage commissions and all costs and expenses [hard and soft] related to the design and construction [including the management thereof] of leasehold alterations and improvements performed in connection with the leasing of the 4th Floor Expansion Premises to Tenant pursuant to this Exhibit); and
(iv) such other amendments to the Lease as are necessary. If Tenant fails or is unable to

                                     G-3-1
timely exercise the First 4th Floor ROFO, then such right shall lapse, time being of the essence with respect to the exercise thereof, and Landlord may thereafter lease all or any portion of the 4th Floor Expansion Premises to third parties on such terms as Landlord may elect and free of any rights of Tenant thereto. Tenant acknowledges and agrees that the First 4th Floor ROFO is a one-time right and that if Tenant fails or is unable to timely exercise this right, Tenant shall have no further rights pursuant to this Exhibit in and to the 4th Floor Expansion Premises regardless of whether Landlord leases all or any portion of such premises to the Prospect.

     3.  Available For Lease. For the purposes of this Exhibit, the 4th Floor
         -------------------
Expansion Premises shall be considered "Available For Lease" if (A) the 4th
                                        -------------------
Floor Expansion Premises is not then leased by a tenant and is not then subject to any expansion options, rights of first offer or other options or rights of other tenants or other third parties (or is subject to any of the foregoing, but the party owning the same has waived, been deemed to have waived, or failed to timely exercise the same with respect to the leasing of the applicable space to Tenant pursuant to this Exhibit), or (B) if the 4th Floor Expansion Premises is then leased and the applicable tenant's lease expires, or shall terminate effective as of a date which is, less than 6 months from the date on which it is being determined whether all or any portion of the 4th Floor Expansion Premises is Available For Lease and such 4th Floor Expansion Premises is not then subject to any expansion options, rights of first offer or other options or rights of other tenants or other third parties (or is subject to any of the foregoing, but the party owning the same has waived, been deemed to have waived, or failed to timely exercise the same with respect to the leasing of the applicable space to Tenant pursuant to this Exhibit).

     4.  Termination of Tenant's Expansion Rights. Tenant's rights pursuant to
         ----------------------------------------
Paragraphs 1 and 2 of this Exhibit and subparagraph (B-l) of the Exhibit G attached to the Lease shall terminate if Tenant fails to timely exercise either the First 4th Floor ROFO or the Second Expansion Option, time being of the essence with respect to Tenant's exercise thereof.

                                     G-3-2

                                  EXHIBIT G-4

     This Exhibit G-4 (this "Exhibit") is attached to that certain Lease (the
                             -------
"Lease") by and between PEMBROKE REAL ESTATE, INC., as landlord, and SCIENT
 -----
CORPORATION, a California corporation, as tenant. Any capitalized term not defined in this Exhibit shall have the meaning assigned to it in the Lease (including, without limitation, the Exhibit G attached thereto). The capitalized terms which are defined in this Exhibit shall have the meanings assigned to them herein in this Exhibit only and, if such terms are used in any other exhibits attached to the Lease, such terms shall in such exhibits have the meanings given to them therein. Tenant's rights under this Exhibit are conditioned upon Tenant's satisfaction of the applicable requirements and conditions precedent thereto contained in the Exhibit G attached to the Lease.

     FIRST RIGHT OF FIRST OPPORTUNITY FOR THE 2ND FLOOR EXPANSION PREMISES
     ---------------------------------------------------------------------

     1.  Offer to Tenant of Right to Lease the 2nd Floor Expansion Premises.
         ------------------------------------------------------------------
Once the 2nd Floor Expansion Premises has become Available For Lease (as defined in Paragraph 3 below), if Landlord has a bona fide prospect (the "Prospect") for
                                                                  --------
all or any portion(s) of the 2nd Floor Expansion Premises, Landlord shall offer in writing (the "Offer Notice") to lease to Tenant all of the 2nd Floor
                 ------------
Expansion Premises (regardless of the amount of space offered to the Prospect) on the same terms and conditions as offered to the Prospect except as otherwise provided in this Exhibit. The Offer Notice shall specify the rent to be paid for the 2nd Floor Expansion Premises (regardless of the amount of space offered to the Prospect), the other basic terms and conditions offered to the Prospect (other than the length of the term offered to the Prospect), and the date or dates, as applicable, on which the 2nd Floor Expansion Premises shall be included in the Premises (such date or dates is/are herein referred to as the "Proposed Occupancy Date(s)"). Tenant shall notify Landlord in writing within
---------------------------
five (5) business days after Tenant's receipt of the Offer Notice whether Tenant elects to lease the entire 2nd Floor Expansion Premises on the Proposed Occupancy Date(s) at the rental rate set forth in the Offer Notice (such written notice is herein referred to as the "Election Notice"). Contemporaneously with
                                     ---------------
Tenant's delivery of the Election Notice, Tenant shall deliver to Landlord (i) the most recent annual report or similar audited statement of Tenant's financial condition for the preceding fiscal year, and (ii) Tenant's most recent quarterly financial statement (audited, as applicable) and a year-to-date statement of Tenant's operations and financial condition. Within five (5) business days after Tenant's receipt of Landlord's written request for the same, Tenant shall deliver to Landlord such other information with respect to Tenant that Landlord may from time to time reasonably request in writing from Tenant after Landlord's receipt of the Election Notice.

     2.  Effect of a Timely Acceptance of the Offer Notice. If Tenant timely
         -------------------------------------------------
elects to lease the 2nd Floor Expansion Premises by timely delivering to Landlord the Election Notice, Landlord and Tenant shall, within 30 days after Landlord's receipt of the Election Notice, execute an amendment to the Lease (the "Lease Amendment") reflecting the following: (i) the fact that the 2nd
      ---------------
Floor Expansion Premises is to be included in the Premises on the Proposed Occupancy Date(s) and will be leased by Tenant on the same terms as the Lease except that (a) the rentable area of the Premises shall be increased by the rentable area of the 2nd Floor Expansion Premises (and Tenant's Proportionate Share shall be increased accordingly), (b) the Basic Rental shall be increased by the amount specified for such space in the Offer Notice once possession of the 2nd Floor Expansion Premises is delivered by Landlord to Tenant (the date possession of the 2nd Floor Expansion Premises is delivered to Tenant after the exercise of the 2nd Floor ROFO is herein referred to as the "2nd Floor
                                                             ---------
ROFO Delivery Date"), (c) the Excess, Tax Excess and DCURD Excess payable by
------------------
Tenant shall be increased accordingly once possession of the 2nd Floor Expansion Premises is delivered by Landlord to Tenant, (d) the 2nd Floor Expansion Premises shall be accepted by Tenant in its "as is" condition and Landlord shall not be obligated to provide Tenant with any leasehold improvements, allowances (e.g., any moving allowance, construction allowance, and the like) or other tenant inducements in connection therewith other than those specified in the Offer Notice, (e) the Scheduled Expiration Date shall be modified and extended to the date that is the last day of the sixtieth (60th) full calendar month after the 2nd Floor ROFO Delivery Date unless a longer term is agreed to in writing by Landlord and Tenant, and (f) other matters set forth in the Lease which are inconsistent with the terms of the Offer Notice shall be modified accordingly; (ii) that, if Landlord cannot acquire possession of all or any portion of the 2nd Floor Expansion Premises before the applicable Proposed Occupancy Date(s) and deliver the same to Tenant by such date(s), then (1) Tenant's obligation to pay increased Basic Rental, Excess, Tax Excess and DCURD Excess for the 2nd Floor Expansion Premises as provided in the Lease Amendment shall be waived until Landlord delivers possession of the applicable portions of the 2nd Floor Expansion Premises (at which time an appropriate increase in Tenant's Proportionate Share, Basic Rental, Excess, Tax Excess and DCURD Excess will occur), (2) Landlord shall not be in default under the Lease as a result of such failure to deliver possession of all or any portion of the 2nd Floor Expansion Premises to Tenant on or before the applicable Proposed Occupancy Date(s) or be liable for damages therefor, and (3) Tenant shall accept possession of the respective portions of the 2nd Floor Expansion Premises when Landlord tenders possession thereof to Tenant; (iii) the terms and conditions pursuant to which Tenant will deliver, and Landlord will hold, the 2nd Floor ROFO LC, which terms and conditions shall be the same (subject to applicable changes in dates and amount) as set forth in the Exhibit J-1 attached to the Lease (the amount of the 2nd Floor ROFO LC may include, without limitation, all brokerage commissions and all costs and expenses [hard and soft] related to the design and construction [including the management thereof] of leasehold alterations and improvements performed in connection with the leasing of the 2nd Floor Expansion Premises to Tenant pursuant to this Exhibit); and (iv) such other amendments to the Lease as are necessary. If Tenant fails or is unable to timely


                                     G-4-1
exercise the 2nd Floor ROFO, then such right shall lapse, time being of the essence with respect to the exercise thereof, and Landlord may thereafter lease all or any portion of the 2nd Floor Expansion Premises to third parties on such terms as Landlord may elect and free of any rights of Tenant thereto. Tenant acknowledges and agrees that the 2nd Floor ROFO is a one-time right and that if Tenant fails or is unable to timely exercise this right, Tenant shall have no further rights pursuant to this Exhibit in and to the 2nd Floor Expansion Premises regardless of whether Landlord leases all or any portion of such premises to the Prospect.

     3.   Available For Lease. For the purposes of this Exhibit, the 2nd Floor
          -------------------
Expansion Premises shall be considered "Available For Lease" if (A) the 2nd
                                        -------------------
Floor Expansion Premises is not then leased by a tenant and is not then subject to any expansion options, rights of first offer or other options or rights of other tenants or other third parties (or is subject to any of the foregoing, but the party owning the same has waived, been deemed to have waived, or failed to timely exercise the same with respect to the leasing of the applicable space to Tenant pursuant to this Exhibit), or (B) if the 2nd Floor Expansion Premises is then leased and the applicable tenant's lease expires, or shall terminate effective as of a date which is, less than 6 months from the date on which it is being determined whether all or any portion of the 2nd Floor Expansion Premises is Available For Lease and such 2nd Floor Expansion Premises is not then subject to any expansion options, rights of first offer or other options or rights of other tenants or other third parties (or is subject to any of the foregoing, but the party owning the same has waived, been deemed to have waived, or failed to timely exercise the same with respect to the leasing of the applicable space to Tenant pursuant to this Exhibit).

     4.  Termination of Tenant's Expansion Rights. Tenant's rights pursuant to
         ----------------------------------------
Paragraphs 1 and 2 of this Exhibit and subparagraph (C) of the Exhibit G attached to the Lease shall terminate if Tenant fails to timely exercise the 2nd Floor ROFO, time being of the essence with respect to Tenant's exercise thereof


                                     G-4-2

                                  EXHIBIT G-5

     This Exhibit G-5 (this "Exhibit") is attached to that certain Lease (the
                             -------
"Lease") by and between PEMBROKE REAL ESTATE, INC., as landlord, and SCIENT
 -----
CORPORATION, a California corporation, as tenant. Any capitalized term not defined in this Exhibit shall have the meaning assigned to it in the Lease (including, without limitation, the Exhibit G attached thereto). The capitalized terms which are defined in this Exhibit shall have the meanings assigned to them herein in this Exhibit only and, if such terms are used in any other exhibits attached to the Lease, such terms shall in such exhibits have the meanings given to them therein. Tenant's rights under this Exhibit are conditioned upon Tenant's satisfaction of the applicable requirements and conditions precedent thereto contained in the Exhibit G attached to the Lease.

          FIRST EXPANSION OPTION FOR THE 4TH FLOOR EXPANSION PREMISES
          -----------------------------------------------------------

          1.  Effect of a Timely Exercise of the Fourth Floor Expansion Option.
              ----------------------------------------------------------------
If Tenant exercises the Fourth Floor Expansion Option on or before January 1,2001, then (a) possession of the 4th Floor Expansion Premises shall be delivered to Tenant on the earlier of July 1, 2001 or the date on which Tenant occupies the 4th Floor Expansion Premises with Landlord's prior written consent (subject to adjustment as provided below in this Exhibit, the date on which possession of the 4th Floor Expansion Premises is delivered to Tenant after the exercise of the Fourth Floor Expansion Option is herein referred to as the "4th
                                                                            ---
Floor Premises Delivery Date"), and (b) Tenant and Landlord shall, within
----------------------------
fifteen (15) days after Landlord's receipt of the Election Notice, execute an amendment to the Lease (the "Lease Amendment") reflecting the following: (i)
                             ---------------
that, if Landlord cannot acquire possession of all or any portion of the 4th Floor Expansion Premises before July 1, 2001 and deliver the same to Tenant by such date, then (1) Tenant's obligation to pay increased Basic Rental, Excess, Tax Excess and DCURD Excess as provided in the Lease Amendment shall be waived until Landlord delivers possession of the applicable portions of the 4th Floor Expansion Premises at which time an appropriate increase in Tenant's Proportionate Share, Basic Rental, Excess, Tax Excess and DCURD Excess will occur, (2) Landlord shall not be in default under the Lease as a result of such failure to deliver possession of all or any portion of the 4th Floor Expansion Premises to Tenant on or before July 1, 2001 or be liable for damages therefor,
(3) Tenant shall accept possession of the respective portions of the 4th Floor Expansion Premises when Landlord tenders possession thereof to Tenant, and (4) if the 4th Floor Premises Delivery Date has not occurred by November 1, 2001, Landlord shall lease the Alternative Premises (as defined in Paragraph 2 below) to Tenant "as is" on the terms and conditions that are applicable thereto in this Exhibit; (ii) that Tenant shall, within 90 days after the date of the execution of the Lease Amendment, deliver to Landlord for its approval final working drawings, prepared by an architect that has been approved by Landlord (which approval shall not be unreasonably withheld or delayed), of all improvements that Tenant proposes to install in the 4th Floor Expansion Premises (such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under the Lease Amendment in accordance with all applicable Laws);
(iii) the terms and conditions pursuant to which Tenant will deliver, and Landlord will hold, the 4th Floor Expansion LC, which terms and conditions shall be the same (subject to applicable changes in dates and amount) as set forth in the Exhibit J-1 attached to the Lease (the amount of the 4th Floor Expansion LC may include, without limitation, all brokerage commissions and all costs and expenses [hard and soft] related to the design and construction [including the management thereof] of leasehold alterations and improvements performed in connection with the leasing of the 4th Floor Expansion Premises to Tenant pursuant to this Exhibit); and (iv) that the 4th Floor Expansion Premises is to be added to the Premises and will be leased by Tenant on the same terms as the Lease except as follows:

          (a) the number of rentable square feet in the Premises shall increase by the number of rentable square feet in the 4th Floor Expansion Premises, and Tenant's Proportionate Share shall be adjusted accordingly, effective as of the 4th Floor Premises Delivery Date;

          (b) Basic Rental for the 4th Floor Expansion Premises shall be payable on and after the 4th Floor Premises Delivery Date and shall be equal to the prevailing fair market rental rate in the Building on the 4th Floor Premises Delivery Date for space of equivalent quality, size, utility and location, with the length of the term, the amount of the 4th Floor Finish-Out Allowance (as hereinafter defined) and credit standing and financial condition of Tenant to be taken into account (the "Fair Market Rental
                                                        ------------------
     Rate");
     ----

          (c) Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements other than a tenant improvement allowance (the "4th Floor
                                                                 ---------
     Finish-Out Allowance") which Landlord, in its sole discretion reasonably
     --------------------
     exercised, determines is appropriate taking into account the Fair Market Rental Rate and the condition of, and leasehold improvements located in, the 4th Floor Expansion Premises, and such allowance shall be provided to Tenant in the same manner as the Construction Allowance is provided to Tenant pursuant to the Exhibit D attached to the Lease (i.e., as a credit to costs incurred in connection with the construction of leasehold improvements to the 4th Floor Expansion Premises);

                                     G-5-1

          (d) the construction of any leasehold improvements to the 4th Floor Expansion Premises will be done pursuant to the terms and conditions set forth in the Exhibit D attached to the Lease (with applicable revisions to reflect the fact that the 4th Floor Expansion Premises, not the Premises, are being finished-out after the date of Tenant's timely exercise of the Fourth Floor Expansion Option) plus the addition of Landlord's standard lease language regarding what constitutes a tenant delay and the effect thereof;

          (e) the number of rentable square feet in the Premises shall, if applicable, increase by the number of rentable square feet in the Alternative Premises, and Tenant's Proportionate Share shall be adjusted accordingly, effective as of the Alternative Premises Delivery Date (as defined in Paragraph 2 below);

          (f) Basic Rental for the Alternative Premises shall be payable on and after the Alternative Premises Delivery Date until the 4th Floor Premises Delivery Date and shall be equal to the Fair Market Rental Rate;

          (g) possession of the Alternative Premises shall be delivered to Tenant in an "as is" condition and Tenant shall vacate and re-deliver possession of the Alternative Premises to Landlord within five (5) business days after the 4th Floor Premises Delivery Date;

          (h) Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements with respect to the Alternative Premises; and

          (i) the Scheduled Expiration Date shall be modified and extended to the date that is the last day of the sixtieth (60th) full calendar month after the 4th Floor Premises Delivery Date unless a longer term is agreed to in writing by Landlord and Tenant.

     2.  Alternative Premises Definitions and Provisions. As used in this
         -----------------------------------------------
Exhibit, the term "Alternative Premises" shall mean the up to 20,000 contiguous
                   --------------------
rentable square feet of space in the Building which is Available For Rent (as hereinafter defined) that Landlord identifies in a written notice (the

"Alternative Premises Notice") delivered to Tenant on or before July 1,2001 in
 ---------------------------
the event Landlord reasonably believes that the 4th Floor Premises Delivery Date will not occur by such date. Landlord shall choose the portion(s) of the Available For Rent space in the Building to be used for the Alternative Premises and identify the same in the Alternative Premises Notice; provided, however, in no event shall the space identified in the Alternative Premises Notice exceed 20,000 rentable square feet. Landlord shall also identify in the Alternative Premises Notice the date or dates, as applicable, on which possession of the Alternative Premises will be delivered to Tenant; provided, however, in no event shall the earliest date of such delivery take place before the fourteenth (14th) day after the date of Tenant's receipt of the Alternative Premises Notice. As used herein, the term "Available For Rent" shall mean any vacant space in the
                       ------------------
Building that is not then leased by a tenant and is not then subject to any expansion options, rights of first offer or other options or rights of other tenants or other third parties. As used herein, the term "Alternative Premises
                                                          --------------------
Delivery Date" shall mean the date on which possession of all or any portion
-------------
of the Alternative Premises has been delivered by Landlord to Tenant.

     3.  Termination of Tenant's Expansion Rights. Tenant's rights pursuant to
         ----------------------------------------
Paragraph 1 of this Exhibit and subparagraph (D) of the Exhibit G attached to the Lease shall terminate if Tenant fails to timely exercise the Fourth Floor Expansion Option, time being of the essence with respect to Tenant's exercise thereof.


                                     G-5-2

                                  EXHIBIT G-6

     This Exhibit G-6 (this "Exhibit") is attached to that certain Lease (the
                             -------
"Lease") by and between PEMBROKE REAL ESTATE, INC., as landlord, and SCIENT
 -----
CORPORATION, a California corporation, as tenant. Any capitalized term not defined in this Exhibit shall have the meaning assigned to it in the Lease (including, without limitation, the Exhibit G attached thereto). The capitalized terms which are defined in this Exhibit shall have the meanings assigned to them herein in this Exhibit only and, if such terms are used in any other exhibits attached to the Lease, such terms shall in such exhibits have the meanings given to them therein. Tenant's rights under this Exhibit are conditioned upon Tenant's satisfaction of the applicable requirements and conditions precedent thereto contained in the Exhibit G attached to the Lease.

 2ND RIGHT OF FIRST OPPORTUNITY PROVISIONS FOR THE 4TH FLOOR EXPANSION PREMISES
 ------------------------------------------------------------------------------

     1.   Offer to Tenant of Right to Lease the 4th Floor Expansion Premises.
          ------------------------------------------------------------------
Once the 4th Floor Expansion Premises have become Available For Lease (as defined in Paragraph 3 below), if Landlord has a bona fide prospect (the

"Prospect") for all or any portion(s) of the 4th Floor Expansion Premises,
 --------
Landlord shall offer in writing (the "Offer Notice") to lease to Tenant all of the 4th Floor Expansion Premises (regardless of the amount of space offered to the Prospect) on the same terms and conditions as offered to the Prospect except as otherwise provided in this Exhibit. The Offer Notice shall specify the rent to be paid for the 4th Floor Expansion Premises (regardless of the amount of space offered to the Prospect), the other basic terms and conditions offered to the Prospect (other than the length of the term offered to the Prospect), and the date or dates, as applicable, on which the 4th Floor Expansion Premises shall be included in the Premises (such date or dates is/are herein referred to as the "Proposed Occupancy Date(s)"). Tenant shall notify Landlord in writing
        -------------------------
within five (5) business days after Tenant's receipt of the Offer Notice whether Tenant elects to lease the entire 4th Floor Expansion Premises on the Proposed Occupancy Date(s) at the rental rate set forth in the Offer Notice (such written notice is herein referred to as the "Election Notice"). Contemporaneously with
                                     ---------------
Tenant's delivery of the Election Notice, Tenant shall deliver to Landlord (i) the most recent annual report or similar audited statement of Tenant's financial condition for the preceding fiscal year, and (ii) Tenant's most recent quarterly financial statement (audited, as applicable) and a year-to-date statement of Tenant's operations and financial condition. Within five (5) business days after Tenant's receipt of Landlord's written request for the same, Tenant shall deliver to Landlord such other information with respect to Tenant that Landlord may from time to time reasonably request in writing from Tenant after Landlord's receipt of the Election Notice.

     2.  Effect of a Timely Acceptance of the Second 4th Floor ROFO. If Tenant
         ----------------------------------------------------------
timely elects to lease the 4th Floor Expansion Premises by timely delivering to Landlord the Election Notice, Landlord and Tenant shall, within 30 days after Landlord's receipt of the Election Notice, execute an amendment to the Lease (the "Lease Amendment") reflecting the following: (i) the fact that the 4th
      ---------------
Floor Expansion Premises is to be included in the Premises on the Proposed Occupancy Date(s) and will be leased by Tenant on the same terms as the Lease except that (a) the rentable area of the Premises shall be increased by the rentable area of the 4th Floor Expansion Premises (and Tenant's Proportionate Share shall be increased accordingly), (b) the Basic Rental shall be increased by the amount specified for such space in the Offer Notice once possession of the 4th Floor Expansion Premises is delivered by Landlord to Tenant (the date possession of the 4th Floor Expansion Premises is delivered to Tenant after the exercise of the Second 4th Floor ROFO is herein referred to as the "4th Floor
                                                                    ---------
ROFO Delivery Date"), (c) the Excess, Tax Excess and DCURD Excess payable by
------------------
Tenant shall be increased accordingly once possession of the 4th Floor Expansion Premises is delivered by Landlord to Tenant, (d) the 4th Floor Expansion Premises shall be accepted by Tenant in its "as is" condition and Landlord shall not be obligated to provide Tenant with any leasehold improvements, allowances (e.g., any moving allowance, construction allowance, and the like) or other tenant inducements in connection therewith other than those specified in the Offer Notice, (e) the Scheduled Expiration Date shall be modified and extended to the date that is the last day of the sixtieth (60th) full calendar month after the Second 4th Floor ROFO Delivery Date unless a longer term is agreed to in writing by Landlord and Tenant, and (f) other matters set forth in the Lease which are inconsistent with the terms of the Offer Notice shall be modified accordingly; (ii) that, if Landlord cannot acquire possession of all or any portion of the 4th Floor Expansion Premises before the applicable Proposed Occupancy Date(s) and deliver the same to Tenant by such date(s), then (1) Tenant's obligation to pay increased Basic Rental, Excess, Tax Excess and DCURD Excess for the 4th Floor Expansion Premises as provided in the Lease Amendment shall be waived until Landlord delivers possession of the applicable portions of the 4th Floor Expansion Premises (at which time an appropriate increase in Tenant's Proportionate Share, Basic Rental, Excess, Tax Excess and DCURD Excess will occur), (2) Landlord shall not be in default under the Lease as a result of such failure to deliver possession of all or any portion of the 4th Floor Expansion Premises to Tenant on or before the applicable Proposed Occupancy Date(s) or be liable for damages therefor, and (3) Tenant shall accept possession of the respective portions of the 4th Floor Expansion Premises when Landlord tenders possession thereof to Tenant; (iii) the terms and conditions pursuant to which Tenant will deliver, and Landlord will hold, the Second 4th Floor ROFO LC, which terms and conditions shall be the same (subject to applicable changes in dates and amount) as set forth in the Exhibit J-1 attached to the Lease (the amount of the Second 4th Floor ROFO LC may include, without limitation, all brokerage commissions and all costs and expenses [hard and soft] related to the design and construction [including the management thereof] of leasehold alterations and improvements performed in connection with the leasing of the 4th Floor Expansion Premises to Tenant pursuant to this Exhibit); and
(iv) such other amendments to the Lease as are necessary. If Tenant fails or is unable to

                                     G-6-1
timely exercise the Second 4th Floor ROFO, then such right shall lapse, time being of the essence with respect to the exercise thereof, and Landlord may thereafter lease all or any portion of the 4th Floor Expansion Premises to third parties on such terms as Landlord may elect and free of any rights of Tenant thereto. Tenant acknowledges and agrees that the Second 4th Floor ROFO is a one-time right and that if Tenant fails or is unable to timely exercise this right, Tenant shall have no further rights pursuant to this Exhibit in and to the 4th Floor Expansion Premises regardless of whether Landlord leases all or any portion of such premises to the Prospect.

     3.  Available For Lease. For the purposes of this Exhibit, the 4th Floor
         -------------------
Expansion Premises shall be considered "Available For Lease" if (A) the 4th
                                        -------------------
Floor Expansion Premises is not then leased by a tenant and is not then subject to any expansion options, rights of first offer or other options or rights of other tenants or other third parties (or is subject to any of the foregoing, but the party owning the same has waived, been deemed to have waived, or failed to timely exercise the same with respect to the leasing of the applicable space to Tenant pursuant to this Exhibit), or (B) if the 4th Floor Expansion Premises is then leased and the applicable tenant's lease expires, or shall terminate effective as of a date which is, less than 6 months from the date on which it is being determined whether all or any portion of the 4th Floor Expansion Premises is Available For Lease and such 4th Floor Expansion Premises is not then subject to any expansion options, rights of first offer or other options or rights of other tenants or other third parties (or is subject to any of the foregoing, but the party owning the same has waived, been deemed to have waived, or failed to timely exercise the same with respect to the leasing of the applicable space to Tenant pursuant to this Exhibit).

     4.  Termination of Tenant's Expansion Rights. Tenant's rights pursuant to
         ----------------------------------------
Paragraphs 1 and 2 of this Exhibit and subparagraph (E) of the Exhibit G attached to the Lease shall terminate if Tenant fails to timely exercise the Second 4th Floor ROFO, time being of the essence with respect to Tenant's exercise thereof.

                                     G-6-2

                                  EXHIBIT G-7

     This Exhibit G-7 (this "Exhibit") is attached to that certain Lease (the
                             -------
"Lease") by and between PEMBROKE REAL ESTATE, INC., as landlord, and SCIENT
 -----
CORPORATION, a California corporation, as tenant. Any capitalized term not defined in this Exhibit shall have the meaning assigned to it in the Lease (including, without limitation, the Exhibit G attached thereto). The capitalized terms which are defined in this Exhibit shall have the meanings assigned to them herein in this Exhibit only and, if such terms are used in any other exhibits attached to the Lease, such terms shall in such exhibits have the meanings given to them therein. Tenant's rights under this Exhibit are conditioned upon Tenant's satisfaction of the applicable requirements and conditions precedent thereto contained in the Exhibit G attached to the Lease.

   RIGHT OF FIRST OPPORTUNITY PROVISIONS FOR THE "TO BE DETERMINED" PREMISES
   -------------------------------------------------------------------------

     1.  Offer to Tenant of Right to Lease the Additional Space. Once the
         ------------------------------------------------------
Additional Space has become Available For Lease (as defined in Paragraph 3 below), if Landlord has a bona fide prospect (the "Prospect") for all or any
                                                   --------
portion(s) of the Additional Space, Landlord shall offer in writing (the "Offer
                                                                          -----
Notice") to lease to Tenant all of the Additional Space (regardless of the
------
amount of space offered to the Prospect) on the same terms and conditions as offered to the Prospect except as otherwise provided in this Exhibit. The Offer Notice shall specify the rent to be paid for the Additional Space (regardless of the amount of space offered to the Prospect), the other terms and conditions offered to the Prospect (other than the length of the term offered to the Prospect), and the date or dates, as applicable, on which the Additional Space shall be included in the Premises (such date or dates is/are herein referred to as the "Proposed Occupancy Date(s)"). Tenant shall notify Landlord in writing
        --------------------------
within five (5) business days after Tenant's receipt of the Offer Notice whether Tenant elects to lease the entire Additional Space on the Proposed Occupancy Date(s) at the rental rate set forth in the Offer Notice (such written notice is herein referred to as the "Election Notice"). Contemporaneously with Tenant's
                           ---------------
delivery of the Election Notice, Tenant shall deliver to Landlord (i) the most recent annual report or similar audited statement of Tenant's financial condition for the preceding fiscal year, and (ii) Tenant's most recent quarterly financial statement (audited, as applicable) and a year-to-date statement of Tenant's operations and financial condition. Within five (5) business days after Tenant's receipt of Landlord's written request for the same, Tenant shall deliver to Landlord such other information with respect to Tenant that Landlord may from time to time reasonably request in writing from Tenant after Landlord's receipt of the Election Notice.

     2.  Effect of a Timely Acceptance of the Offer Notice. If Tenant timely
         -------------------------------------------------
elects to lease the Additional Space by timely delivering to Landlord the Election Notice, Landlord and Tenant shall, within 30 days after Landlord's receipt of the Election Notice, execute an amendment to this Lease (the "Lease
                                                                         -----
Amendment") reflecting the following: (i) the fact that the Additional Space is
---------
to be included in the Premises on the Proposed Occupancy Date(s) and will be leased by Tenant on the same terms as the Lease except that (a) the rentable area of the Premises shall be increased by the rentable area of the Additional Space (and Tenant's Proportionate Share shall be increased accordingly), (b) the Basic Rental shall be increased by the amount specified for such space in the Offer Notice once possession of the Additional Space is delivered by Landlord to Tenant (the date possession of the Additional Space is delivered to Tenant after the exercise of the Additional Space ROFO is herein referred to as the "Additional Space Delivery Date"), (c) the Excess, Tax Excess and DCURD Excess
-------------------------------
payable by Tenant shall be increased accordingly once possession of the Additional Space is delivered by Landlord to Tenant, (d) the Additional Space shall be accepted by Tenant in its "as is" condition and Landlord shall not be obligated to provide Tenant with any leasehold improvements, allowances (e.g., any moving allowance, construction allowance, and the like) or other tenant inducements in connection therewith other than those specified in the Offer Notice, (e) the Scheduled Expiration Date shall be modified and extended to the date that is the last day of the sixtieth (60th) full calendar month after the Additional Space Delivery Date unless a longer term is agreed to in writing by Landlord, and (f) other matters set forth in the Lease which are inconsistent with the terms of the Offer Notice shall be modified accordingly; (ii) that, if Landlord cannot acquire possession of all or any portion of the Additional Space before the applicable Proposed Occupancy Date(s) and deliver the same to Tenant by such date(s), then (1) Tenant's obligation to pay increased Basic Rental, Excess, Tax Excess and DCURD Excess for the Additional Space as provided in the Lease Amendment shall be waived until Landlord delivers possession of the applicable portions of the Additional Space (at which time an appropriate increase in Tenant's Proportionate Share, Basic Rental, Excess, Tax Excess and DCURD Excess will occur), (2) Landlord shall not be in default under the Lease as a result of such failure to deliver possession of all or any portion of the Additional Space to Tenant on or before the applicable Proposed Occupancy Date(s) or be liable for damages therefor, and (3) Tenant shall accept possession of the respective portions of the Additional Space when Landlord tenders possession thereof to Tenant; (iii) the terms and conditions pursuant to which Tenant will deliver, and Landlord will hold, the Additional Space LC, which terms and conditions shall be the same (subject to applicable changes in dates and amount) as set forth in the Exhibit J-1 attached to the Lease (the amount of the Additional Space LC may include, without limitation, all brokerage commissions and all costs and expenses [hard and soft] related to the design and construction [including the management thereof] of leasehold alterations and improvements performed in connection with the leasing of the Additional Space to Tenant pursuant to this Exhibit); and (iv) such other amendments to the Lease as are necessary. If Tenant fails or is unable to timely exercise the Additional Space ROFO, then such right shall lapse, time being of the essence with respect to the exercise thereof, and Landlord may thereafter lease all or any portion of the Additional Space to third parties on such terms as Landlord may elect and free of any rights of

                                     G-7-1

Tenant thereto. Tenant acknowledges and agrees that the Additional Space ROFO is a one-time right and that if Tenant fails or is unable to timely exercise this right, Tenant shall have no further rights pursuant to this Exhibit in and to the Additional Space regardless of whether Landlord leases all or any portion of such premises to the Prospect.

     3.  Available For Lease. For the purposes of this Exhibit, the Additional
         -------------------
Space shall be considered "Available For Lease" if (A) the Additional Space is
                           -------------------
not then leased by a tenant and is not then subject to any expansion options, rights of first offer or other options or rights of other tenants or other third parties (or is subject to any of the foregoing, but the party owning the same has waived, been deemed to have waived, or failed to timely exercise the same with respect to the leasing of the applicable space to Tenant pursuant to this Exhibit), or (B) if the Additional Space is then leased and the applicable tenant's lease expires, or has been terminated effective as of a date which is, less than 6 months from the date on which it is being determined whether all or any portion of the Additional Space is Available For Lease and such Additional Space is not then subject to any expansion options, rights of first offer or other options or rights of other tenants or other third parties (or is subject to any of the foregoing, but the party owning the same has waived, been deemed to have waived, or failed to timely exercise the same with respect to the leasing of the applicable space to Tenant pursuant to this Exhibit).

     4.   Termination of Tenant's Expansion Rights. Tenant's rights pursuant to
          ----------------------------------------
Paragraphs 1 and 2 of this Exhibit and subparagraph (G) of the Exhibit G attached to the Lease shall terminate on the earlier to occur of the following:
(1) March 30, 2001; or (2) the date on which (a) the Lease or Tenant's right to possession of all or any portion of the Premises is terminated, or (b) Tenant assigns any of its interest in the Lease or sublets any portion of the Premises (other than any Permitted Transfer Without Landlord Consent).

                                     G-7-2

                                   EXHIBIT H

                           WAIVER OF RIGHTS UNDER THE
              DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT
              ---------------------------------------------------

     Pursuant to, and to the extent permitted by Section 17.42 of the Texas Deceptive Trade Practices -Consumer Protection Act (Tex. Bus. & Com. Code Ann.
(S) 17.41, et. seq.), Landlord and Tenant hereby agree that the Texas Deceptive Trade Practices - Consumer Protection Act is waived and shall have no applicability to this Lease, except that such waiver shall not apply to Section
17.555 of such Act.

                                   EXHIBIT I

                                CONFIDENTIALITY
                                ---------------

     Tenant acknowledges and agrees that the rental rates and other terms of this Lease must be held confidential and may not be disclosed by Tenant to any person or entity, without in each case Landlord's prior written consent. If Tenant or its partners, agents, employees, officers, directors, attorneys or other representatives (with the exception of Tenant, the foregoing persons or entities are herein collectively referred to as the "Tenant Related Parties")
                                                     ----------------------
violate this provision, Landlord shall be entitled to seek any and all relief available at law or equity including, without limitation, the right to seek an injunction prohibiting such violation. Tenant further agrees to pay on demand to Landlord an amount equal to all of Landlord's lost profits, opportunity costs and other damages resulting from Tenant's or any of the Tenant Related Parties' disclosure of such confidential information in violation of this Exhibit I. Notwithstanding the foregoing, Tenant may disclose the terms of this Lease to its accountants and other financial representatives as long as such representatives agree in writing to hold any information concerning this Lease in confidence. Tenant will remain responsible for any violation by such representatives. Tenant and the Tenant Related Parties shall additionally have the right to disclose the terms and conditions of this Lease as follows: (a) to the extent disclosure of some or all of such terms, conditions or provisions may be required by law; (b) the financial terms of this Lease to the extent that the disclosure of the same is required in connection with any financing sought by Tenant; and (c) in connection with the enforcement of Tenant's rights hereunder. The covenants of Tenant in this Exhibit I have been given by Tenant as a material inducement to Landlord to lease the Premises to Tenant.

                                   EXHIBIT J

     This Exhibit J (this "Exhibit") is attached to that certain Lease (the
                           -------
"Lease") by and between PEMBROKE REAL ESTATE, INC., as landlord, and SCIENT
 -----
CORPORATION, a California corporation, as tenant. Any capitalized term not defined in this Exhibit shall have the meaning assigned to it in the Lease. The capitalized terms which are defined in this Exhibit shall have the meanings assigned to them herein in this Exhibit only and, if such terms are used in any other exhibits attached to the Lease, such terms shall in such exhibits have the meanings given to them therein.

                          LETTER OF CREDIT PROVISIONS
                          ---------------------------

     1. Contemporaneously with its execution of the Lease, Tenant shall deliver to Landlord an irrevocable letter of credit (the "Initial Letter of Credit") in
                                                  ------------------------
the amount of $528,162.52, in substantially the form set forth in the Rider A attached to the Lease and otherwise in form and content acceptable to Landlord. The Initial Letter of Credit and any other Letter of Credit (as hereinafter defined) shall be issued by a Dallas, Texas branch office of either (i) Bank of America, or (ii) another financial institution acceptable to Landlord for the benefit of Landlord or its successors or assigns. As used herein, the term "Letter of Credit" shall mean the applicable irrevocable letter of credit
 ----------------
(including, without limitation, the Initial Letter of Credit) delivered to Landlord by Tenant as required or permitted by this Exhibit, each of which shall be in substantially the form set forth in the Rider A attached to the Lease and otherwise in form and content and by an issuer acceptable to Landlord and, except with respect to the Initial Letter of Credit, shall, except as otherwise provided in Paragraph 4 below, be in an amount equal to the amount of the Total Leasing Costs (as hereinafter defined) less all theretofore accrued Annual Reductions (as defined in Paragraph 3 below). As used in this Exhibit, the term "Total Leasing Costs" shall mean all costs and expenses actually incurred by
 -------------------
Landlord in connection with the leasing and finish-out of all of the Initial Premises, which costs and expenses shall include, without limitation, the following: (1) all costs and expenses (hard and soft) actually incurred by Landlord to satisfy its obligations set forth in the Exhibit D attached to the Lease and to otherwise finish-out the Initial Premises for Tenant; (2) any costs and/or expenses incurred by or on behalf of Tenant for which Tenant is reimbursed using any tenant improvement allowance(s) provided by Landlord to Tenant; (3) any and all fees and expenses related to space planning, architectural design and the preparation of plans and specifications for tenant improvements and other work performed in connection with the finish-out of the Initial Premises; and (4) compensation paid to brokers representing Landlord and brokers representing Tenant in connection with the leasing of the Initial Premises.

     2. The Initial Letter of Credit and any replacement Letter of Credit delivered to Landlord pursuant to this Exhibit shall have an expiration date not earlier than one (1) year after the issuance date of the Initial Letter of Credit or such replacement Letter of Credit. On or before the thirtieth (30th) day prior to the expiration date of any Letter of Credit, Tenant shall deliver to Landlord a replacement Letter of Credit in the form, content and amount required or permitted by this Exhibit and, upon Landlord's receipt of such replacement Letter of Credit, Landlord shall deliver to Tenant the Letter of Credit then held by Landlord. Additionally, after Tenant's delivery of the Initial Letter of Credit and within ten (10) business days after Tenant's receipt of written notice from Landlord or any agent or attorney of Landlord of the amount of the Total Leasing Costs, Tenant shall, from time to time, deliver to Landlord a replacement Letter of Credit in the amount of such Total Leasing Costs (less any Annual Reduction [as defined in Paragraph 3 below] or IPO Reduction [as defined in Paragraph 4 below], if any, theretofore available to Tenant) and otherwise in form and content and by an issuer required by this Exhibit. Contemporaneously with the delivery to Landlord of the replacement Letter of Credit required by the immediately preceding sentence, Landlord shall deliver to Tenant the Letter of Credit then held by Landlord.

     3. Except as otherwise provided in Paragraph 4 below, upon the expiration of the First Letter of Credit Period (as hereinafter defined) and each and every Letter of Credit Year (as hereinafter defined) thereafter and provided that at the time of such expiration no Event of Default has occurred and is continuing or any event which with the giving of notice or the passage of time, or both, would constitute an Event of Default, Tenant shall be entitled to a reduction in the amount of the Letter of Credit required hereby (each such reduction being herein called an "Annual Reduction" and all such reductions being herein
                  ----------------
collectively called "Annual Reductions") equal to twenty percent (20%) of the
                     -----------------
amount of the Letter of Credit then held by Landlord; provided, however, notwithstanding anything to the contrary contained in this Exhibit, in no event shall the amount of the Letter of Credit ever be reduced to less than $178,952.00. As used herein, the term "First Letter of Credit Period" shall mean
                                       -----------------------------
the period of time beginning on May 1, 1999 and ending on December 31, 2000, and the term "Letter of Credit Year" shall mean each 12 calendar month period
          ---------------------
following the expiration of the First Letter of Credit Period. By way of example only, if, upon the expiration of the First Letter of Credit Period, neither (i) an Event of Default, nor (ii) any event which with the giving of notice or the passage of time, or both, would constitute an Event of Default, had occurred and been continuing on such expiration date, Tenant would be entitled to a reduction of $105,632.50 (i.e., 20% of the amount of the Initial Letter of Credit). Provided that at the time of such delivery no Event of Default has occurred and is continuing or any event which with the giving of notice or the passage of time, or both, would constitute an Event of Default, Tenant shall have the right at any time to deliver to Landlord a replacement Letter of Credit in the amount required by this Exhibit (i.e., the amount of the Total Leasing Costs less all theretofore accrued Annual Reductions) and otherwise satisfying the requirements of this Exhibit. Contemporaneously with the delivery to Landlord of the replacement Letter of Credit permitted by the immediately preceding sentence, Landlord shall deliver to Tenant the Letter of Credit then being held by Landlord.

     4. On the later to occur of (i) the last day of the first full calendar quarter following the date of the initial public offering of Tenant's stock, or
(ii) December 31, 1999 (such later date is herein referred to as the "IPO
                                                                      ---
Reduction Date"), and provided that on the IPO Reduction Date (1) Tenant has
--------------
raised at least $50,700,000.00 in its initial public offering of stock (with this amount less underwriting discounts and commissions to be used for working capital), (2) no Event of Default has occurred and is continuing or any event which with the giving of notice or the passage of time, or both, would constitute an Event of Default, and (3) Tenant is a publicly-held company in good standing with the United States Securities and Exchange Commission with its stock being publicly traded on the New York Stock Exchange, the American Stock Exchange or the NASDAQ, Tenant shall be entitled to a reduction (the "IPO
                                                                      ---
Reduction") in the amount of the Letter of Credit required hereby as follows:
---------
The amount of the Letter of Credit shall be reduced to $178,952.00 for the Term of the Lease.

     5. The failure of Tenant to deliver any replacement Letter of Credit required by this Exhibit on or before the date required hereby shall constitute an Event of Default until such time as the applicable replacement Letter of Credit required by this Exhibit is delivered to Landlord, and Landlord shall thereafter have the right to draft upon the Letter of Credit then held by Landlord to obtain funds in the amount of all of the amount of the Letter of Credit then held by Landlord (or, if Landlord shall, in its sole and absolute discretion, elect to draft upon the Letter of Credit to obtain less than all of the amount of the Letter of Credit then held by Landlord, Landlord may draft upon such Letter of Credit in such amount). To obtain drafts upon any Letter of Credit, Landlord must merely (i) present the Letter of Credit, (ii) submit a written draft indicating the amount to be obtained by Landlord, and (iii) deliver to the issuer of the Letter of Credit a statement that Tenant is in default under the Lease. Upon the expiration of the Term (such date is herein referred to as the "Letter of Credit Return Date"), and provided that no Event
                    ----------------------------
of Default has occurred and is continuing or any event which with the giving of notice or the passage of time, or both, could constitute an Event of Default, Landlord shall (or, if the Letter of Credit Return Date occurs prior to the expiration of the initial Term, on the first business day after Landlord' s receipt of Tenant's written request for the return of the applicable Letter of Credit) return the Letter of Credit then held by Landlord to Tenant (or, if requested in writing by Tenant, to the issuer thereof).

     6. Neither the Letter of Credit itself nor the funds available to Landlord pursuant to the Letter of Credit shall be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. After the occurrence and during the continuance of any Event of Default, Landlord may, but shall not be required to, from time to time, without prejudice to any other remedy Landlord might have, draft upon the Letter of Credit to obtain funds in the amount of all of the amount of the Letter of Credit then held by Landlord (or, if Landlord shall, in its sole and absolute discretion, elect to draft upon the Letter of Credit to obtain less than all of the amount of the Letter of Credit then held by Landlord, Landlord may draft upon such Letter of Credit in such amount). The funds obtained by Landlord pursuant to any draft upon the Letter of Credit shall be used, applied or retained by Landlord, in such order as Landlord in its sole and absolute discretion shall elect, for any of the following: (i) for the payment of Basic Rental or any other sum due and payable, or to be deposited, by Tenant pursuant to the Lease; (ii) for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default; (iii) to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default including, without limitation, costs and attorneys' fees incurred by Landlord in connection with Landlord's recovery of possession of the Premises (including, without limitation, any expenses incurred by or on behalf of Landlord to remove any abandoned property from the Premises and to otherwise satisfy Tenant's delivery of possession obligations set forth in the Lease); and/or (iv) to reimburse Landlord for all of the unamortized Total Leasing Costs using a sixty (60) month term and a 10% per annum interest rate factor.

     7. The IPO Reduction and all other terms and provisions set forth in this Exhibit will not apply to any letters of credit (other than the Initial Letter of Credit and all Letters of Credit given in replacement of the Initial Letter of Credit) heretofore delivered to Landlord by Tenant in connection with the leasing of space in the Building other than the Initial Premises.

                                  EXHIBIT J-1

     This Exhibit J-1 (this "Exhibit") is attached to that certain Lease (the
                             -------
"Lease") by and between PEMBROKE REAL ESTATE, INC., as landlord, and SCIENT
 -----
CORPORATION, a California corporation, as tenant. Any capitalized term not defined in this Exhibit shall have the meaning assigned to it in the Lease (including, without limitation, the Exhibit D attached thereto). The capitalized terms which are defined in this Exhibit shall have the meanings assigned to them herein in this Exhibit only and, if such terms are used in any other exhibits attached to the Lease, such terms shall in such exhibits have the meanings given to them therein. The rights and obligations of Landlord and Tenant set forth in this Exhibit shall exist and be in force and effect provided that Tenant is obligated pursuant to the Exhibit D attached to the Lease to deliver to Landlord the Extra Construction Allowance LC (as defined in Exhibit D).

         EXTRA CONSTRUCTION ALLOWANCE LETTER OF CREDIT PROVISIONS
         --------------------------------------------------------

     1. On or before the delivery date set forth in Exhibit D, Tenant shall deliver the Extra Construction Allowance LC to Landlord. The Extra Construction Allowance LC shall be in substantially the form set forth in the Rider A attached to the Lease and otherwise in form and content acceptable to Landlord. The Extra Construction Allowance LC and any other Letter of Credit (as hereinafter defined) shall be issued by a Dallas, Texas branch office of either
(i) Bank of America, or (ii) another financial institution acceptable to Landlord for the benefit of Landlord or its successors or assigns. As used herein, the term "Letter of Credit" shall mean the applicable irrevocable letter
                  ----------------
of credit (including, without limitation, the Extra Construction Allowance LC) delivered to Landlord by Tenant as required or permitted by this Exhibit, each of which shall be in substantially the form set forth in the Rider A attached to the Lease and otherwise in form and content and by an issuer acceptable to Landlord and, except with respect to the Extra Construction Allowance LC, shall be in an amount equal to the amount of the Extra Construction Allowance (as defined in Exhibit D) less all theretofore accrued Annual Reductions (as defined in Paragraph 3 below).

     2. The Extra Construction Allowance LC and any replacement Letter of Credit delivered to Landlord pursuant to this Exhibit shall have an expiration date not earlier than one (1) year after the issuance date of the Extra Construction Allowance LC or such replacement Letter of Credit. On or before the thirtieth (30th) day prior to the expiration date of any Letter of Credit, Tenant shall deliver to Landlord a replacement Letter of Credit in the form, content and amount required or permitted by this Exhibit and, upon Landlord's receipt of such replacement Letter of Credit, Landlord shall deliver to Tenant the Letter of Credit then held by Landlord. Additionally, after Tenant's delivery of the Extra Construction Allowance LC and within ten (10) business days after Tenant's receipt of written notice from Landlord or any agent or attorney of Landlord of the amount of the Extra Construction Allowance, Tenant shall, from time to time, deliver to Landlord a replacement Letter of Credit in the amount of such Extra Construction Allowance (less any Annual Reduction [as defined in Paragraph 3 below], if any, theretofore available to Tenant) and otherwise in form and content and by an issuer required by this Exhibit. Contemporaneously with the delivery to Landlord of the replacement Letter of Credit required by the immediately preceding sentence, Landlord shall deliver to Tenant the Letter of Credit then held by Landlord.

     3. Upon the expiration of the First Extra Letter of Credit Period (as hereinafter defined) and each and every Letter of Credit Year (as hereinafter defined) thereafter and provided that at the time of such expiration no Event of Default has occurred and is continuing or any event which with the giving of notice or the passage of time, or both, would constitute an Event of Default, Tenant shall be entitled to a reduction in the amount of the Letter of Credit required hereby (each such reduction being herein called an "Annual Reduction"
                                                             ----------------
and all such reductions being herein collectively called "Annual Reductions")
                                                          -----------------
equal to an amount based on an amortization of the amount of the Extra Construction Allowance at 10% on an annual basis compounded monthly. As used herein, the term "First Extra Letter of Credit Period" shall mean the period of
                  -----------------------------------
time beginning on May 1, 1999 and ending on December 31, 2000, and the term "Letter of Credit Year" shall mean each 12 calendar month period following the
 ---------------------
expiration of the First Extra Letter of Credit Period. By way of example only, if, (1)the amount of the Extra Construction Allowance was $45,690.00, and
(2)upon the expiration of the First Extra Letter of Credit Period, neither (i) an Event of Default, nor (ii) any event which with the giving of notice or the passage of time, or both, would constitute an Event of Default, had occurred and been continuing on such expiration date, Tenant would be entitled to a reduction of $6,626.64 (i.e., the amortized amount of the Extra Construction Allowance on the date of the expiration of the First Extra Letter of Credit Period based a 60 month term and a 10% per annum interest rate factor). Provided that at the time of such delivery no Event of Default has occurred and is continuing or any event which with the giving of notice or the passage of time, or both, would constitute an Event of Default, Tenant shall have the right at any time to deliver to Landlord a replacement Letter of Credit in the amount required by this Exhibit (i.e., the amount of the Extra Construction Allowance less all theretofore accrued Annual Reductions) and otherwise satisfying the requirements of this Exhibit. Contemporaneously with the delivery to Landlord of the replacement Letter of Credit permitted by the immediately preceding sentence, Landlord shall deliver to Tenant the Letter of Credit then being held by Landlord.

     4. The failure of Tenant to deliver any replacement Letter of Credit required by this Exhibit on or before the date required hereby shall constitute an Event of Default until such time as the applicable

                                     J-1-1
replacement Letter of Credit required by this Exhibit is delivered to Landlord, and Landlord shall thereafter have the right to draft upon the Letter of Credit then held by Landlord to obtain funds in the amount of all of the amount of the Letter of Credit then held by Landlord (or, if Landlord shall, in its sole and absolute discretion, elect to draft upon the Letter of Credit to obtain less than all of the amount of the Letter of Credit then held by Landlord, Landlord may draft upon such Letter of Credit in such amount). To obtain drafts upon any Letter of Credit, Landlord must merely (i) present the Letter of Credit, (ii) submit a written draft indicating the amount to be obtained by Landlord, and
(iii) deliver to the issuer of the Letter of Credit a statement that Tenant is in default under the Lease. Upon the expiration of the Term (such date is herein referred to as the "Letter of Credit Return Date"), and provided that no Event
                    ----------------------------
of Default has occurred and is continuing or any event which with the giving of notice or the passage of time, or both, could constitute an Event of Default, Landlord shall (or, if the Letter of Credit Return Date occurs prior to the expiration of the initial Term, on the first business day after Landlord's receipt of Tenant' s written request for the return of the applicable Letter of Credit) return the Letter of Credit then held by Landlord to Tenant (or, if requested in writing by Tenant, to the issuer thereof).

     5. Neither the Letter of Credit itself nor the funds available to Landlord pursuant to the Letter of Credit shall be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. After the occurrence and during the continuance of any Event of Default, Landlord may, but shall not be required to, from time to time, without prejudice to any other remedy Landlord might have, draft upon the Letter of Credit to obtain funds in the amount of all of the amount of the Letter of Credit then held by Landlord (or, if Landlord shall, in its sole and absolute discretion, elect to draft upon the Letter of Credit to obtain less than all of the amount of the Letter of Credit then held by Landlord, Landlord may draft upon such Letter of Credit in such amount). The funds obtained by Landlord pursuant to any draft upon the Letter of Credit shall be used, applied or retained by Landlord, in such order as Landlord in its sole and absolute discretion shall elect, for any of the following: (i) for the payment of Basic Rental or any other sum due and payable, or to be deposited, by Tenant pursuant to the Lease; (ii) for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default; (iii) to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default including, without limitation, costs and attorneys' fees incurred by Landlord in connection with Landlord's recovery of possession of the Premises (including, without limitation, any expenses incurred by or on behalf of Landlord to remove any abandoned property from the Premises and to otherwise satisfy Tenant's delivery of possession obligations set forth in the Lease); and/or (iv) to reimburse Landlord for all of the unamortized Extra Construction Allowance using a sixty
(60) month term and a 10% per annum interest rate factor.


                                     J-1-2

                                   EXHIBIT K

     This Exhibit K (this "Exhibit") is attached to that certain Lease (the
                           -------
"Lease") by and between PEMBROKE REAL ESTATE, INC., as landlord, and SCIENT
 -----
CORPORATION, a California corporation, as tenant. Any capitalized term not defined in this Exhibit shall have the meaning assigned to it in the Lease.

                             ARBITRATION PROVISIONS
                             ----------------------

     The disputes or disagreements which in Section 7.(0 of the Lease are specifically identified as a dispute or disagreement to be submitted for resolution by binding arbitration (herein referred to as "Disputes Subject
                                                          ----------------
to Arbitration") shall be settled by arbitration administered by the American
--------------
Arbitration Association (the "AAA") under its Commercial Arbitration Rules (the
                              ---
"Rules"), and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Landlord and Tenant agree as follows:
(1) all Disputes Subject to Arbitration which are not resolved by such parties within the time period set forth in Section 7.(f) of the Lease shall be submitted to arbitration (using three arbitrators selected as provided below) administered by the AAA under the Rules; and (2) both Landlord and Tenant will abide by and perform any award rendered by the arbitrators.

     In the event of a need for the submission of any Disputes Subject to Arbitration to arbitration, the initiating party shall (1) give written notice to the other party of its intention to arbitrate, which notice must contain a statement setting forth the nature of the dispute, the amount involved, if any, the remedy sought, and the hearing locale requested, and (2) file at any regional office of the AAA three copies of such written notice, three copies of the applicable arbitration provisions of the Lease, and the appropriate filing fee as provided by the Rules. Within fifteen (15) days after the non-initiating party has received notice of such filing, Landlord and Tenant each may appoint one arbitrator by identifying such appointed arbitrator in a written notice delivered to the other party and filing such written notice at the appropriate regional office of the AAA within such fifteen (15) day period. If either Landlord or Tenant fail to so appoint an arbitrator, the AAA shall, as provided in the Rules, appoint the arbitrator to have been selected by such party or parties and the third arbitrator. The arbitration proceedings shall thereafter take place as provided by the Rules. As provided in the Lease, the unsuccessful party in the arbitration proceedings shall promptly pay to the successful party all costs and expenses (including, without limitation, court costs and attorneys' fees) incurred therein; provided, however, Landlord and Tenant shall each be responsible for 50% of (i) all filing fees related to such arbitration proceedings, and (ii) all fees payable to one or more of the arbitrators.

                                    RIDER A

     This Rider A (this "Rider") is attached to that certain Lease (the "Lease")
                         -----                                           -----
by and between PEMBROKE REAL ESTATE, INC., as landlord, and SCIENT CORPORATION, a California corporation, as tenant.

      FORM OF INITIAL LETTER OF CREDIT AND EXTRA CONSTRUCTION ALLOWANCE LC
      --------------------------------------------------------------------

                                   [To come]


                                   Rider A-1

                                    RIDER A

     This Rider A (this "Rider") is attached to that certain Lease (the "Lease")
                         -----                                           -----
by and between PEMBROKE REAL ESTATE, INC., as landlord, and SCIENT CORPORATION, a California corporation, as tenant.

      FORM OF INITIAL LETTER OF CREDIT AND EXTRA CONSTRUCTION ALLOWANCE LC
      --------------------------------------------------------------------

                                   [To come]


                                   Rider A-1

                            BASIC LEASE INFORMATION

Lease Date:              May 1, 1999

Tenant:                  Scient Corporation, a California corporation

Tenant's Address:        444 Market Street, 28th Floor, San Francisco,
                         California 94111

Contact:                 Jeff Van Zanten (Telephone Number: 415/733-8200)

Landlord:                Pembroke Real Estate, Inc.

Landlord's Address:      c/o Doug Lanois
                         82 Devonshire Street
                         Mail Zone R27B
                         Boston, Massachusetts 02109-3614

Contact:                 Jones Lang LaSalle Management Services, Inc. (Telephone
                         No: 972/584-7272)

Premises:                Suite No. [300] in the office building (the "Building")
                                                                      --------
                         currently known as Waterway Tower and located on the
                         land (the "Land") described as abstract No. 1452-1,
                                    ----
                         Irving, Dallas County, Texas, which Suite consists of
                         all of the 3rd floor premises (the "Initial Premises")
                                                             ----------------
                         outlined on the plan attached as Exhibit A to this
                         Lease (as hereinafter defined). As used in this Lease,
                         the term "Premises" shall mean the Initial Premises
                                   --------
                         together with any other space in the Building hereafter leased to Tenant pursuant to the terms and provisions of this Lease and the Exhibits attached hereto. The street address of the Building is 433 East Las Colinas
                         Boulevard, Irving, Texas 75039. The portions of the
                         Premises to be occupied by Tenant during the Term (as hereinafter defined), and the periods of time of such occupancy, are more particularly set forth in this Lease.

Term:                    Commencing on May 1, 1999 (the "Commencement Date"),
                                                         -----------------
                         and ending at 5:00 p.m. on December 31, 2004, subject to adjustment and earlier termination as provided in this Lease and the Exhibits attached hereto (the
                         "Term"). The possession of the Initial Premises shall be as follows:

                         RSF              Floor  Rental Rate       Term
                         ---------------  -----  -----------  ---------------

                         5,000-10,000*    3rd    Free          5/1/99-6/30/99
                          11,422          3rd    Free         7/1/99-12/31/99
                          11,423          3rd    $23.50 + E   7/1/99-12/31/99
                          22,845          3rd    $23.50 + E   1/1/00-12/31/04

                         *Location on the 3rd floor of the Building and actual rentable square feet to be determined at a later date.

Basic Rental:                  RSF       Floor  Monthly Basic Rental       Term
                          -------------  -----  --------------------  ---------------
                          5,000-10,000*  3rd    Free                   5/1/99-6/30/99
                                11,422   3rd    Free                  7/1/99-12/31/99
                                11,423   3rd              $22,370.04  7/1/99-12/31/99
                                22,845   3rd              $44,738.13  1/1/00-12/31/04


                         *Location on the 3rd floor of the Building and actual rentable square feet to be determined at a later date.

Security Deposit:        $44,738.13

Rent: Basic Rental, Tenant's Proportionate Share of Electrical Costs, Tenant's share of Excess (as defined in the Exhibit C attached hereto), Tax Excess (as
                                ---------
                         defined in Exhibit C) and DCURD Excess (as defined in
                                    ---------
                         Exhibit C), and all other sums that Tenant may owe to
                         ---------
                         Landlord under this Lease.

Permitted Use:           Continuous use and occupancy for general offices and
                         related purposes and for no other purpose without the prior written consent of Landlord

Tenant's Proportionate   Initially 10.29%, which is the percentage obtained by
                         dividing (a) the 22,845